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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HMS Holdings Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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HMS•Holdings•Corp.

5615 High Point Drive
Irving, Texas 75038

Dear Shareholder:

              On behalf of the Board of Directors and management, we cordially invite you to attend our Annual Meeting of Shareholders to be held on Wednesday, July 10, 2013, beginning at 10:00 a.m., Central Daylight Time, at the Marriott Dallas Las Colinas, located at 223 W Las Colinas Blvd., Irving, TX 75039. The formal Notice of Annual Meeting is set forth in the enclosed material.

              Details regarding admission to the meeting and the business to be conducted are described in the accompanying Notice of Annual Meeting and Proxy Statement.

              This year we are pleased to be again using the U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a notice instead of a paper copy of this Proxy Statement and our 2012 Form 10-K. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how shareholders who receive the notice can also request a paper copy of our proxy materials, including this Proxy Statement, our 2012 Form 10-K and a form of proxy card or voting instruction card. All shareholders who do not receive a notice will receive a paper copy of the proxy materials by mail. We believe that this process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

              It is important that your views be represented, whether or not you are able to attend the Annual Meeting. You may vote in person at the Annual Meeting, by proxy over the Internet or by telephone, or if you received a paper copy of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the Annual Meeting regardless of whether you attend in person.

              We appreciate your investment in HMS Holdings Corp. and look forward to seeing you at the Annual Meeting.

Sincerely,

Walter D. Hosp
Chief Financial Officer & Chief Administrative Officer

May 22, 2013

2013 Proxy Summary

              This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider. You should read the entire proxy statement carefully before voting.

 Annual Meeting of Shareholders

Time and Date:	10:00 a.m. CDT, Wednesday, July 10, 2013
Place:	Marriott Dallas Las Colinas, located at 223 W Las Colinas Blvd., Irving, TX 75039
Record Date:	May 21, 2013
Voting:	Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.

Voting Matters

Proposal No.	Matter	Board Vote Recommendation	For More Detail, See
1	Reincorporation in Delaware	For	Page 51
2	Election of Directors	For Each Director Nominee	Page 66
3	Advisory Approval of Executive Compensation	For	Pages 23 and 71
4	Ratification of KPMG LLP as Independent Registered Public Accounting Firm for 2013	For	Page 73

Summary Information on Proposals

Proposal 1: Reincorporation in Delaware

              We are asking our shareholders to consider and vote upon a proposal to change our state of incorporation from New York to Delaware (the "Reincorporation") pursuant to an Agreement and Plan of Merger by and between us and our wholly-owned subsidiary, HMS Holdings Corp., a Delaware corporation (the "Delaware Corporation"). The Delaware Corporation would be the surviving corporation following the Reincorporation and will not have engaged in any activities prior to the Reincorporation except in connection with the Reincorporation.

              Vote Required:    The affirmative vote of a majority of the votes cast at the 2013 Annual Meeting is required to approve changing our state of incorporation from New York to Delaware.

Proposal 2: Election of Directors

              We are asking our shareholders to elect Messrs. Mendelson, Miller and Stowe and Mses. Rudnick and Tellez to the Board of Directors for a term expiring on the date of our 2015 Annual Meeting of Shareholders, or at such time as their successors have been duly elected and qualified.

              The following table provides summary information about each director nominee. Each director nominee attended at least 75% of the meetings of (a) the Board of Directors, and (b) the committees on which the director nominee served.

              Both Mr. Mendelson and Ms. Rudnick serve as members of the board of directors of two other public companies.

Name	Age	Director Since	Occupation	Committees	Independent
Daniel N. Mendelson	49	2013	CEO of Avalere Health	Compensation Compliance Nominating & Governance	X
William F. Miller III	63	2000	Partner, Highlander Partners	-	X
Ellen A. Rudnick	62	1997	Executive Director, Polsky Center for Entrepreneurship	Audit Compliance Nominating & Governance	X
Richard H. Stowe	69	1989	General Partner of Health Enterprise Partners LLP	Compensation Nominating & Governance	X
Cora M. Tellez	63	2012	President & CEO of Sterling HSA	Audit Nominating & Governance	X

              Vote Required:    The affirmative vote of a majority of the votes cast at the 2013 Annual Meeting is required to elect each of the five nominees to the Board.

Proposal 3: Advisory Approval of Executive Compensation

              We are asking our shareholders for advisory approval of the 2012 compensation for Messrs. Lucia, Hosp and Curtin and Mses. Benko and Perrin (collectively, our "Named Executive Officers") as described in more detail in the Executive Compensation section of this Proxy Statement.

Background

              At the 2012 Annual Meeting, approximately 97% of the votes cast on the say-on-pay proposal were in favor of our executive compensation program described in our 2012 Proxy Statement; as a result, the Compensation Committee did not change its approach as it made decisions for 2012.

              The objectives of our executive compensation program are to attract, develop, motivate and retain talented executives and to align their interests with those of our shareholders. Our executive compensation program is designed to provide a balance of total compensation opportunities that are competitive with similarly situated companies and reflective of our compensation philosophy of pay for performance.

 Executive Compensation Elements

              The following table sets forth the key elements of our executive compensation program, their objectives and their relevant terms.

Objective	Form	Terms
Recognizing Skill/Experience/ Responsibilities	Base Salary	Increases must be approved by the Compensation Committee
Promoting and rewarding short-term performance	Annual short-term (cash) incentive compensation
Based on pre-established financial performance objectives, but may be increased or decreased by the Committee based on the attainment of goals relating to strategic objectives or to account for non-recurring items impacting the pre-established performance objectives.
Promoting and rewarding long-term performance	Long-term incentive awards: annual non-qualified stock option grants and periodic restricted stock unit awards	Equity awards that vest based on service and may include performance vesting requirements (e.g. earnings per share growth).

2012 Financial Performance

              For the full year 2012 we reported:

  •
  revenue of $473.7 million, a 30.2% increase over 2011 revenue of $363.8 million

  •
  net income of $50.5 million, a 5.7% increase over 2011 net income of $47.8 million

  •
  fully diluted GAAP earnings per share (EPS) of $0.57, a 3.6% increase over 2011 EPS and adjusted EPS of $0.86, a 30.3% increase over 2011 adjusted EPS of $0.86

  •
  adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) of $160.2 million, a 42.6% increase over 2011 adjusted EBITDA of $112.3 million

  •
  our stock price decreased 17% for the one-year period ending December 31, 2012 and increased 49% for the three-year period ended December 31, 2012

Compensation Committee: 2012 Decisions

              The Compensation Committee made the following decisions with respect to the compensation of our Named Executive Officers, Messrs. Lucia, Hosp and Curtin and Mses. Benko and Perrin, in consultation with the Compensation Committee's independent consultant, Frederic W. Cook & Co., Inc. (FWC):

  •
  In mid-2012, the Compensation Committee undertook, with the assistance of FWC, a competitive review of executive compensation. Consistent with prior reviews, the Compensation Committee maintained, as a general reference point for reviewing compensation, a total target direct compensation package for the Named Executive Officers at between the median and the 75th percentile of the levels paid to similarly situated executives in our peer group, reserving flexibility to vary from this positioning. The review evaluated the three key components of our executive compensation program and based on this review, the Compensation Committee made the following determinations:

    •
    Our Named Executive Officers' base salaries and the structure of our short-term (cash) incentive program were not changed for 2012 and long-term incentive compensation for 2012 was granted using the same dollar value of each Named Executive Officer's 2011 grant as a basis for determining the number of stock options granted (and in Ms. Benko's case, using the same dollar value as Mr. Hosp and Ms. Perrin).

  •
  In October 2012, the Committee granted annual long-term incentive awards to our Named Executive Officers, which brought target total direct compensation for Messrs. Lucia and Curtin and Mses. Benko and Perrin to between the 25th percentile and the median for the 2012 Peer Group (as defined on page 26 in the Compensation Discussion and Analysis) and target total direct compensation for Mr. Hosp to between the median and the 75th percentile for the 2012 Peer Group.

  •
  Annual short-term (cash) incentive compensation earned in 2012 by the Named Executive Officers was determined in March 2013. For 2012, we did not achieve our Company financial target and with the exception of Ms. Benko, none of the other Named Executive Officers achieved the financial target for their respective business unit. As a result, only Ms. Benko received short-term (cash) incentive compensation for 2012.

              Vote Required:    The affirmative vote of a majority of the votes cast at the 2013 Annual Meeting is required to approve, on an advisory basis, the compensation of our Named Executive Officers as reported in this Proxy Statement.

Proposal 4: Ratification of KPMG LLP as Independent Registered Public Accounting Firm for 2013

              We are asking our shareholders to ratify the selection of KPMG LLP as our independent registered public accounting firm for 2013. Set forth below is summary information with respect to KPMG's fees for services provided to us in 2012 and 2011.

Type of Fee	2012	2011
Audit Fees(1)	$644,200	$510,000
Tax Fees(2)	236,945	254,449
All Other Fees(3)	-	136,200

Total Fees for Services Provided	$881,145	$900,649

(1)
Audit fees represent fees for professional services rendered for the audit of our consolidated financial statements, review of interim financial statements and services normally provided by the independent registered public accounting firm in connection with regulatory filings, including registration statements.

(2)
Represents fees for tax services, including tax compliance, tax advice and tax planning provided during the ordinary course of operations.

(3)
Represents fees related to KPMG's review of the acquisition of HDI Holdings, Inc. in 2011.

              Vote Required:    The affirmative vote of a majority of the votes cast at the 2013 Annual Meeting is required to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

Deadline for Shareholder Proposals

              For inclusion in our proxy statement relating to, and for consideration at, the 2014 Annual Meeting of Shareholders, proposals must be received by January 23, 2014.

              Proposals/director candidate nominations to be considered at the 2014 Annual Meeting must be received no earlier than March 12, 2014 and no later than April 11, 2014.

              Proposals should be addressed to: Corporate Secretary, HMS Holdings Corp., 5615 High Point Drive, Irving, Texas 75038. Any proposals submitted by shareholders must comply in all respects with (i) the rules and regulations of the SEC, (ii) the provisions of our Certificate of Incorporation, as amended and our Second Amended and Restated By-laws and (iii) applicable New York law.

HMS•Holdings•Corp.

5615 High Point Drive
Irving, Texas 75038

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Time and Date:	10:00 a.m. CDT on Wednesday, July 10, 2013
Place:	Marriott Dallas Las Colinas, located at 223 W Las Colinas Blvd., Irving, TX 75039
Items of Business:	(1) To approve a change of the Company's state of incorporation from New York to Delaware by means of a merger of the Company into a newly formed, wholly owned Delaware subsidiary.
(2)
To elect as directors the five nominees named in the attached Proxy Statement for a term expiring on the date of our 2015 Annual Meeting of Shareholders, or at such time as their successors have been duly elected and qualified.
(3) To approve, on an advisory basis, the 2012 compensation for the Company's named executive officers, as described in this Proxy Statement.
(4) To ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.
(5) To consider such other business as may properly come before the 2013 Annual Meeting of Shareholders (the "2013 Annual Meeting").
Adjournments and Postponements:
Any action on the items of business described above may be considered at the 2013 Annual Meeting at the time and on the date specified above or at any time and date to which the 2013 Annual Meeting may be properly adjourned or postponed.
Record Date:	You are entitled to vote only if you were a shareholder of the Company as of the close of business on May 21, 2013 (the "Record Date").
Meeting Admission:
You are entitled to attend the 2013 Annual Meeting only if you were a shareholder of the Company as of the close of business on the Record Date or hold a valid proxy for the 2013 Annual Meeting. You should be prepared to present photo identification for admittance. If you are not a shareholder of record, but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement dated prior to May 21, 2013 a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2013 Annual Meeting.
Directions to the meeting may be obtained by calling our office at 214.453.3000 or by sending an email to ir@hms.com.

Voting:	Your vote is very important. Whether or not you plan to attend the 2013 Annual Meeting, we encourage you to read the attached Proxy Statement and vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet. If you received a paper copy of a proxy or voting instruction card by mail, you may submit your vote by completing, signing, dating and returning your proxy card or voting instruction card in the pre-addressed envelope provided, or by following the instructions on your proxy card or voting instruction card for voting over the Internet or by telephone. For specific instructions on how to vote, please refer to the "Questions and Answers" section beginning on page 1 of the Proxy Statement.

By the Order of the Board of Directors,

Walter D. Hosp
Chief Financial Officer & Chief Administrative Officer
May 22, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 10, 2013:
This Notice of Annual Meeting and Proxy Statement and our 2012 Annual Report on Form 10-K are available on our website at www.hms.com

HMS HOLDINGS CORP.

PROXY STATEMENT FOR THE
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 10, 2013

QUESTIONS AND ANSWERS

PROXY MATERIALS

Q:          Why am I receiving these materials?

A:          The Board of Directors, or the Board, of HMS Holdings Corp., a New York corporation (which may be referred to in this Proxy Statement as "we," "us," "our," the "Company," or "HMS"), has made these proxy materials available to you over the Internet or has delivered paper copies of these materials to you in connection with our 2013 Annual Meeting of Shareholders, or the 2013 Annual Meeting, to be held at 10:00 a.m. CDT on Wednesday, July 10, 2013 at the Marriott Dallas Las Colinas, located at 223 W Las Colinas Blvd., Irving, TX 75039, and at which certain matters will be voted on. When we ask for your proxy with respect to these items of business, we must provide you with a Proxy Statement that contains certain information specified by law.

              As a shareholder, you are invited to attend the 2013 Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement.

              This Proxy Statement and the notice about the Internet availability of our proxy materials, as applicable, are being mailed on or about May 23, 2013 to shareholders entitled to vote at the 2013 Annual Meeting.

Q:          What information is contained in this Proxy Statement?

A:          The information included in this Proxy Statement relates to the proposals to be voted on at the 2013 Annual Meeting, the voting process, our Board and Board committees, the compensation of our directors and executive officers, beneficial ownership of the Company, and certain other required information.

Q:          Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?

A:          We are pleased to be again using the U.S. Securities and Exchange Commission, or the SEC, rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to many of our shareholders a notice about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All shareholders receiving the notice will have the ability to access the proxy materials over the Internet and to request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or how to request a paper copy may be found in the notice. In addition, the notice contains instructions on how you may opt to receive future proxy materials in printed form by mail.

Q:          How can I access the proxy materials over the Internet?

A:          This Proxy Statement and our 2012 Annual Report are available at www.proxyvote.com, which does not have "cookies" that identify visitors to the site.

              Your notice about the Internet availability of the proxy materials, proxy card or voting instruction card will contain instructions on how to view our proxy materials on the Internet.

Q:          What should I do if I receive more than one notice about the Internet availability of the proxy materials or more than one paper copy of the proxy materials?

A:          You may receive more than one notice, paper copy of the proxy materials, proxy card or voting instruction card. For example, if you hold your shares in more than one brokerage account, you may receive a separate notice or a separate voting instruction card for each brokerage account in which you hold shares, or, if you are a shareholder of record and your shares are registered in more than one name, you may receive more than one notice or more than one proxy card.

              To vote all of your shares by proxy, you must vote the shares represented by each notice that you receive, unless you have requested and received a proxy card or voting instruction card for the shares represented by one or more of those notices, in which case, you must complete, sign, date and return each proxy card and voting instruction card that you receive or follow the directions to vote these shares over the Internet or by telephone.

Q:          How may I obtain a paper copy of the proxy materials?

A:          Instructions about how to obtain a paper copy of the proxy materials is provided on the notice of Internet availability.

Q:          I share an address with another shareholder, and we received only one notice of Internet availability of the proxy statement or only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:          If you share an address with another shareholder, you may receive only one notice of Internet availability of the proxy statement or only one set of proxy materials, unless you have provided contrary instructions.

              If you wish to receive a separate set of proxy materials now, please request the additional copy by contacting our transfer agent, Broadridge Corporate Issuer Solutions, Inc. ("Broadridge") at 1.800.542.1061. Alternatively, you can write to Broadridge at:

51 Mercedes Way
Edgewood, New York 11717
Attention: Householding Department

              All shareholders may also write to us at the address below to request a separate copy of these materials:

HMS Holdings Corp.
Attn: Investor Relations
5615 High Point Drive
Irving, Texas 75038
Email: ir@hms.com
Telephone: 214.453.3000

Q:          How may I obtain a copy of HMS's 2012 Form 10-K and other financial information?

A:          Shareholders may request a free copy of our 2012 Form 10-K by contacting us at the address/phone number listed in the answer to the prior question. We also will furnish any exhibits to the 2012 Form 10-K if specifically requested.

              Alternatively, shareholders can access the 2012 Form 10-K and other financial information under the Investor Relations tab on our website at www.hms.com.

ANNUAL MEETING INFORMATION

Q:          How can I attend the 2013 Annual Meeting?

A:          You are entitled to attend the 2013 Annual Meeting only if you were a shareholder of record of our common stock as of the close of business on the Record Date or you hold a valid proxy for the 2013 Annual Meeting. You should be prepared to present photo identification for admittance. A list of shareholders eligible to vote at the 2013 Annual Meeting will be available for inspection at the 2013 Annual Meeting and for a period of ten days prior to the 2013 Annual Meeting, during regular business hours, at our principal executive office, which is located at 5615 High Point Drive, Irving, Texas 75038.

              If you are not a shareholder of record, but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement dated prior to May 21, 2013 a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If, upon request, you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the 2013 Annual Meeting.

              The 2013 Annual Meeting will begin promptly at 10:00 a.m. CDT. Check-in will begin at 9:30 a.m. CDT and you should allow ample time for the check-in procedures.

Q:          How many shares must be present or represented to conduct business at the 2013 Annual Meeting?

A:          Holders of a majority of our shares common stock entitled to vote must be present in person or represented by proxy at the 2013 Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. You are part of the quorum if you have voted by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum. Broker non-votes are shares held in "street name" by brokers who are present in person or represented by proxy at a meeting, but who have not received a voting instruction on a particular item or matter on behalf of the customers who actually own our shares and the item or matter is not within the broker's discretionary authority to vote. See "What if I am a beneficial shareholder and I do not give the nominee voting instructions?" on page 6 for more information.

Q:          What if a quorum is not present at the 2013 Annual Meeting?

A:          If a quorum is not present in person or represented by proxy at the 2013 Annual Meeting, the shareholders present or represented at the meeting and entitled to vote, although less than a quorum, or if no shareholder is present, any officer entitled to preside or to act as secretary of such meeting, may adjourn the 2013 Annual Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken and no other notice will be given, unless the adjournment is for more than 30 days from the date of the original meeting or a new record date is set for the adjourned meeting, in which case, a notice of the adjourned meeting shall be given to each shareholder entitled to vote at the meeting.

VOTING INFORMATION

Q:          What are the voting rights of the Company's holders of common stock?

A:          Each outstanding share of the Company's common stock on the Record Date will be entitled to one vote on each matter considered at the meeting.

Q:          Who is entitled to vote at the 2013 Annual Meeting?

A:          Only shareholders of record at the close of business on May 21, 2013, are entitled to vote at the 2013 Annual Meeting. We refer to this date as our Record Date.

              You may vote all shares of HMS's common stock owned by you as of the Record Date, including (i) shares that are held directly in your name as the shareholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee, such as a bank.

              On the Record Date, we had 87,704,119 shares of common stock issued and outstanding.

Q:          What items of business will be voted on at the 2013 Annual Meeting?

A:          The items of business scheduled to be voted on at the 2013 Annual Meeting are:

    (1)
    To approve a change of the Company's state of incorporation from New York to Delaware by means of a merger of the Company into a newly formed, wholly owned Delaware subsidiary.

    (2)
    To elect as directors the five nominees named in this Proxy Statement for a term expiring on the date of our 2015 Annual Meeting of Shareholders, or at such time as their successors have been duly elected and qualified.

    (3)
    To approve, on an advisory basis, the 2012 compensation for the Company's named executive officers.

    (4)
    To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

We will also consider other business that properly comes before the 2013 Annual Meeting.

Q:          How does the Board recommend that I vote?

A:          Our Board recommends that you vote your shares "FOR" the change of our state of incorporation from New York to Delaware, "FOR" the nominees to the Board named in Proposal Two; "FOR" the advisory approval of the Company's 2012 executive compensation; and, "FOR" the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the 2013 Fiscal Year.

Q:          Assuming there is a proper quorum of shares represented at the meeting, how many shares are required to approve the proposals being voted upon in this Proxy Statement?

A:          The table below reflects the vote required in accordance with the laws of New York State, our Amended and Restated Certificate of Incorporation, and our Second Amended and Restated By-laws, as applicable.

Proposal Number	Matter	Vote required	Is broker discretionary voting allowed?
One	Reincorporation	Majority of votes cast	No
Two	Elect Directors	Majority of votes cast	No
Three	Advisory Approval of Executive Compensation*	Majority of votes cast	No
Four	Ratify the selection of KPMG LLP	Majority of votes cast	Yes

*Advisory and non-binding. Please see Proposal Three on page 71 for more information regarding the effect of your vote.

              With respect to Proposal Two, a nominee will be elected as a Director if he or she receives a majority of the votes cast at the Annual Meeting. A majority of the votes cast means that the number of shares voted "for" a nominee's election exceeds the number of votes cast "against" that nominee's election.

              Approval of each of the other proposals requires the affirmative vote of a majority of the votes cast on that proposal at the annual meeting.

Q:          What if a Director nominee does not receive a majority of the votes cast?

A:          If an incumbent Director who has been nominated for re-election fails to receive a majority of the votes cast in an uncontested election "for" his/her re-election, New York law provides that the Director continues to serve as a Director in a hold-over capacity. The Company has adopted a Board Resignation Policy that requires each incumbent nominee to submit an irrevocable contingent resignation letter that will be effective upon (i) his/her failure to receive the required vote at the next annual meeting at which he/she faces re-election and (ii) Board acceptance of such resignation. Therefore, if a nominee fails to receive the required vote for re-election, our Nominating & Governance Committee will act on an expedited basis to determine whether to accept the Director's resignation and will submit such recommendation for prompt consideration by the Board of Directors. The Board of Directors expects the Director whose resignation is under consideration to abstain from participating in any decision regarding that resignation. The Nominating & Governance Committee and the Board of Directors may consider any factors they deem relevant in deciding whether to accept a director's resignation. The Board of Directors will publicly disclose its decision and rationale within a reasonable time period following certification of the election results. If a Director's resignation is accepted by the Board of Directors, the Board may fill the vacancy or decrease the size of the Board.

Q:          Are abstentions and broker non-votes counted as "votes cast"?

A:          No. Under the laws of New York, our state of incorporation, "votes cast" at a meeting of shareholders by the holders of shares entitled to vote determine the outcome of the matter subject to vote. Abstentions and broker non-votes will not be considered "votes cast" based on current state law requirements and our Second Amended and Restated By-laws. Therefore, with respect to Proposals One through Three, abstentions and broker non-votes, if any, will not be counted either for or against these proposals. Whereas, with respect to Proposal Four, abstentions and broker non-votes, if any, will have the same effect as a vote "against" this proposal.

Q:          What if I sign and return my proxy without making any decisions?

A:          If you sign and return your proxy without making any selections, your shares will be voted "FOR" Proposals One, Three and Four and "FOR" the five nominees to the Board. If other matters properly come before the Annual Meeting, William C. Lucia, our President and Chief Executive Officer, and Walter D. Hosp, our Chief Financial Officer and Chief Administrative Officer, the persons named as proxy holders, will have the authority to vote on those matters for you at their discretion. As of the date of this Proxy Statement, we are not aware of any matters that will come before the Annual Meeting other than those disclosed in this Proxy Statement.

Q:          What if I am a beneficial shareholder and I do not give the nominee voting instructions?

A:          If you are a beneficial shareholder and your shares are held in the name of a broker, the broker is bound by the rules of the New York Stock Exchange (NYSE) regarding whether or not it can exercise discretionary voting power for any particular proposal if the broker has not received voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain "routine" matters. If the broker does not vote on a particular proposal because that broker does not have discretionary voting power, this is referred to as a "broker non-vote." Broker non-votes will be considered as present for purposes of determining a quorum.

              The approval of a change to the Company's state of incorporation from New York to Delaware (Proposal One), the election of directors (Proposal Two) and the advisory approval of the Company's 2012 executive compensation (Proposal Three) are considered "non-routine" matters under the applicable rules of the NYSE, so your broker cannot vote on these matters without your voting instructions. Your broker is permitted to vote your shares on the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2013 (Proposal Four), even if your broker does not receive voting instructions from you, because this matter is considered "routine" under the applicable rules of the NYSE.

Q:          What happens if a nominee is unable to stand for election?

A:          If a nominee is unable to stand for election, the Board may either reduce the number of directors to be elected or designate a substitute nominee. If a substitute nominee is selected, the proxy holders, Messrs. Lucia and Hosp, intend to vote your shares for the substitute nominee.

Q:          What happens if additional matters are presented at the 2013 Annual Meeting?

A:          Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the 2013 Annual Meeting. If you grant a proxy, the persons named as proxy holders, Messrs. Lucia and Hosp, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2013 Annual Meeting.

Q:          What is the difference between holding shares as a shareholder of record and holding shares as a beneficial owner?

A:          Most of our shareholders hold their shares through a broker or other nominee rather than directly in their own name. We have summarized below some of the distinctions between being a shareholder of record and being a beneficial owner.

    Shareholder of Record

    If your shares are registered directly in your name, or as a joint holder, with our transfer agent, Broadridge, you are considered, with respect to those shares, the shareholder of record. As a shareholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the 2013 Annual Meeting.

    Beneficial Owner

    If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the 2013 Annual Meeting.

    Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the 2013 Annual Meeting. Your broker, trustee or nominee has provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q:          How can I vote?

A:          Whether you hold shares directly as a shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the 2013 Annual Meeting.

    By Internet: Go to www.proxyvote.com and follow the instructions there. You will need the 12 digit number included on your proxy card, voter instruction card or notice.

    By telephone: Dial the phone number on your proxy card or notice. You will need the 12 digit number included on your proxy card, voter instruction card or notice. If you vote by telephone, you do not have to mail in your proxy card. Telephone voting for shareholders of record is available 24 hours a day. Votes submitted by telephone must be received by 11:59 p.m. EDT on July 9, 2013.

              If your shares are held in street name in an account at a bank or brokerage firm that participates in a program that offers telephone voting options, upon your request, they will provide you with a voting instruction form that includes instructions on how to vote your shares by telephone.

    By mail: If you received a paper copy of a proxy card or voting instruction card, you may submit your proxy by completing, signing and dating the proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

    If you received a notice and would like to receive a full set of materials at no charge in paper or e-mail format, you may submit a request through one of the following methods:

    •
    Internet: www.proxyvote.com

    •
    Telephone: 1-800-579-1639

    •
    Email: sendmaterial@proxyvote.com (your email should contain the 12 digit number in the subject line).

    In person: Shares held in your name as the shareholder of record may be voted in person at the 2013 Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares. Even if you plan to attend the 2013 Annual Meeting, we recommend that you use one of the methods described above to submit your proxy so that your vote will be counted if you later decide not to attend the 2013 Annual Meeting.

                  Participants in the HMS Holdings Corp. 401(k) Plan:    In order to have Fidelity Investments vote your shares as you direct, you must timely furnish your voting instructions over the Internet or by telephone by 12:01 a.m. EDT on July 8, 2013, or otherwise ensure that your proxy card is signed, returned and received by such time and date. If instructions are not timely received over the Internet or by telephone, or if your signed proxy card is not returned and received by such time and date, your shares will be voted in accordance with the terms of the HMS Holdings 401(k) Plan.

Q:          Is my vote confidential?

A:          Proxy cards, ballots and voting instructions and tabulations that identify individual shareholders will be tabulated by Broadridge and will be handled in a manner that protects your voting privacy.

Q:          How are my votes cast when I submit my proxy over the Internet, by telephone or by mail?

A:          When you submit your proxy over the Internet, by telephone or by signing and returning the proxy card, you appoint Messrs. Lucia and Hosp as your representatives at the 2013 Annual Meeting. Messrs. Lucia and Hosp will vote your shares at the 2013 Annual Meeting as you have instructed. They are also entitled to appoint a substitute to act on their behalf.

Q:          May I change my vote?

A:          Yes. You may change your vote at any time prior to the vote at the 2013 Annual Meeting. If you are the shareholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our

Corporate Secretary prior to your shares being voted, or by attending the 2013 Annual Meeting and voting in person. For your written notice of revocation to be effective, it must be received by our Corporate Secretary at our principal executive offices no later than July 9, 2013. Attendance at the 2013 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or if you cast a new vote. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the 2013 Annual Meeting and voting in person. If you are a shareholder of record or if your shares are held in street name and your bank or brokerage firm offers telephone and Internet voting options, you may also change your vote at any time prior to 11:59 p.m. EDT on July 9, 2013 by voting over the Internet or by telephone. If you change your vote, your latest telephone or Internet proxy is counted.

Q:          Who will serve as inspector of elections?

A:          Broadridge will tabulate votes and a representative of Broadridge will act as inspector of elections.

Q:          Who will bear the cost of soliciting votes for the 2013 Annual Meeting?

A:          HMS is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees. These individuals will not receive any additional compensation for such solicitation activities. Upon request, we will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to shareholders.

Q:          Where can I find the voting results of the 2013 Annual Meeting?

A:          We intend to announce preliminary voting results at the 2013 Annual Meeting and publish final results on a Form 8-K within four business days of the 2013 Annual Meeting.

Q:          What if I have questions for HMS's transfer agent?

A:          Broadridge Corporate Issuer Solutions serves as our transfer agent. Broadridge can be reached as follows:

HMS Holdings Corp.
c/o Broadridge Corporate Issuer Solutions
P.O. Box 1342
Brentwood, NY 11717
Telephone Inquiries 855.418.5059, or TTY for hearing impaired: 855.627.5080
Foreign Shareowners: 877.830.4936
Website: http://www.broadridge.com/
shareholder@broadridge.com

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Q:          What is the deadline for submitting proposals for inclusion in HMS's proxy statement for the 2014 Annual Meeting of Shareholders?

A:          Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, shareholders may present proper proposals for inclusion in our proxy statement relating to, and for consideration at, the 2014 Annual Meeting of Shareholders, or the 2014 Annual Meeting, by

submitting their proposals to us in a timely manner. Such proposals will be so included if they are received in writing at our principal executive office no later than January 23, 2014 and if they otherwise comply with the requirements of Rule 14a-8. Proposals should be addressed to: Corporate Secretary, HMS Holdings Corp., 5615 High Point Drive, Irving, Texas 75038.

              With regard to any proposal by a shareholder not seeking to have such proposal included in the Proxy Statement, but seeking to have such proposal considered at the 2014 Annual Meeting or seeking to nominate a candidate for Director at the 2014 Annual Meeting, in order for such proposal/nomination to be considered timely it must be received in writing by the Corporate Secretary at our principal executive offices between March 12, 2014 and April 11, 2014. If a shareholder fails to timely notify us of such proposal, then the persons appointed as proxies may exercise their discretionary voting authority if the proposal is considered at the 2014 Annual Meeting notwithstanding that shareholders have not been advised of the proposal in the Proxy Statement for the 2014 Annual Meeting. Any proposals submitted by shareholders must comply in all respects with (i) the rules and regulations of the SEC, (ii) the provisions of our Certificate of Incorporation, as amended and our Second Amended and Restated By-laws and (iii) applicable New York law.

Q:          How may I obtain a copy of HMS Holdings' By-law provisions regarding shareholder proposals and director nominations?

A:          You may contact the Corporate Secretary at our principal offices for a copy of the relevant By-law provisions regarding the requirements for making shareholder proposals and nominating director candidates. Our By-laws, as amended, are also available on our website under the "Investor Relations"/"Corporate Governance" tabs or at http://investor.hms.com/governance.cfm.

FURTHER QUESTIONS

Q:          Who can help answer my questions?

A:          If you have any questions about the 2013 Annual Meeting, you should contact our Corporate Secretary at 214.453.3000.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board of Directors

              Our business affairs are managed under the direction of the Board of Directors in accordance with the New York Business Corporations Law, our Certificate of Incorporation, as amended, and our Second Amended and Restated By-laws. Our Board of Directors currently consists of ten members. However, Dr. Stocker is not standing for re-election and his term as a director will end on the date of the Annual Meeting. Our Board has elected to reduce the authorized number of directors from ten to nine; therefore, immediately after the Annual Meeting, our Board will consist of nine members.

Robert M. Holster	Bart M. Schwartz
William C. Lucia	Michael A. Stocker, M.D.
Daniel N. Mendelson	Richard H. Stowe
William F. Miller III	Cora M. Tellez
William S. Mosakowski
Ellen A. Rudnick

Board Determination of Independence

              Under Rule 5605(a)(2) of the NASDAQ Stock Market, Inc. Marketplace Rules (the "NASDAQ Marketplace Rules"), a director will only qualify as an "independent director" if, in the opinion of our Board of Directors, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

              Based on its review of the applicable independence standards and answers to annual questionnaires completed by the directors, our Board of Directors has determined that each of Mses. Rudnick and Tellez, Messrs. Kelly (who resigned from the Board effective March 2013), Mendelson, Miller, Schwartz and Stowe and Dr. Stocker is an "independent director" as defined under the NASDAQ Marketplace Rules.

              The Board of Directors has the following standing committees: Audit Committee, Compensation Committee, Compliance Committee and Nominating & Governance Committee, each of which is composed entirely of independent directors, as defined under the NASDAQ Marketplace Rules.

Meetings of the Board of Directors

              The Board of Directors held seven meetings during 2012. After every meeting of the Board of Directors, the non-management Directors met in executive session without any member of management present.

              Each incumbent director attended at least 75% of the aggregate of the total number of meetings of (a) the Board of Directors, and (b) the committees on which the director served.

              We do not have a policy with regard to directors' attendance at annual meetings. Mr. Lucia attended our 2012 Annual Meeting.

Board Committees

              The Board of Directors has the following standing committees: Audit Committee, Compensation Committee, Compliance Committee, and Nominating & Governance Committee, each of which operates pursuant to a separate charter that has been approved by the Board of Directors. A current copy of each charter is available on our website at www.hms.com, under the "Investor

Relations"/ "Corporate Governance" tabs or at http://investor.hms.com/governance.cfm. As required by each charter, each committee reviews the appropriateness of its charter on an annual or periodic basis.

              By the terms of their respective charters, each of the Audit, Compensation and Nominating & Governance Committees are authorized, without further action by the Board, to engage such independent advisors as it deems necessary or appropriate to carry out their responsibilities.

              The Board of Directors makes committee and committee chair assignments annually at its meeting following the annual meeting of shareholders, although further changes to committee assignments are made from time to time as deemed appropriate by the Board of Directors.

              The composition and primary responsibilities of each committee are summarized below.

Independent Director	Committee
	Audit	Compensation	Compliance	Nominating & Governance
Daniel N. Mendelson		✓	✓	✓
Ellen A. Rudnick	✓*		✓	✓
Bart M. Schwartz	✓		✓*	✓
Richard H. Stowe		✓*		✓*
Cora M. Tellez	✓			✓

*Committee Chair

              Audit Committee. We have a separately-designated standing Audit Committee which consists of Ms. Rudnick (Chair), Mr. Schwartz (as of April 2013) and Ms. Tellez. Mr. Stowe served as a member of the Audit Committee from June 2001 to April 2013. Mr. Kelly served as a member of the Audit Committee from March 2004 through February 2013 and Mr. Miller served as a member of the Audit Committee from October 2010 to March 2012. The Board of Directors has determined that each member of the Audit Committee is an independent director, as defined in the NASDAQ Marketplace Rules and the independence requirements contemplated by Rule 10A-3 under the Exchange Act and meets NASDAQ's financial knowledge and sophistication requirements. In addition, the Board has determined that Ms. Tellez qualifies as an "audit committee financial expert," as such term is defined in Item 407(d)(5)(ii) of Regulation S-K.

              As more fully described in its Charter, the Audit Committee's primary function is to assist the Board's oversight of our independent registered public accounting firm, KPMG LLP, and of our accounting and financial processes. Among other things, the Audit Committee reviews (i) our audited financial statements and our quarterly financial results, including our systems of internal controls, disclosure controls and procedures, (ii) KPMG's qualifications and independence, and (iii) KPMG's performance. The responsibilities of the Audit Committee include appointing the independent registered public accounting firm to conduct the annual audit of our accounts, reviewing the scope and results of the independent audits, approving all professional services that they will be providing to us and approving all related compensation to be paid to them for such services. The Audit Committee held four meetings in 2012.

              Additional information regarding the Audit Committee and its functions and responsibilities is included in this Proxy Statement under the captions "Audit Committee Report" and "Proposal Four - Ratification of the Selection of Independent Registered Public Accounting Firm."

              Compensation Committee. The Compensation Committee consists of Messrs. Stowe (Chair) and Mendelson. Mr. Kelly served on the Compensation Committee from December 2002 through February 2013 and Mr. Miller served on the Compensation Committee from October 2010 to March 2012. The Board has determined that each member of the Compensation Committee is an independent director, as defined in the NASDAQ Marketplace Rules. Messrs. Stowe and Mendelson are also "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code (the "Code").

              As more fully described in its Charter, the Compensation Committee's primary function is to oversee compensation programs that enable the Company to attract, develop, motivate, and retain talented executives to lead our business. Specific responsibilities within this overall mission include (i) annually reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating our Chief Executive Officer's performance in light of these goals and objectives and approving or recommending to the Board of Directors for approval, the Chief Executive Officer's overall compensation levels based on this evaluation; (ii) reviewing and approving the annual compensation of our senior executives; (iii) reviewing and approving all other incentive awards and opportunities, employment agreements, severance and other agreements as they affect our Chief Executive Officer and senior executives; (iv) reviewing compensation for non-employee directors and making recommendations to the Board; and (v) administering our equity-based plans. The Compensation Committee held five meetings in 2012.

              The Compensation Committee determines and approves total executive remuneration based on its review and evaluation of proposals and recommendations presented by the Company's senior management. To establish total compensation levels, the Compensation Committee reviews data collected by the Company and by an independent compensation consulting firm retained by the Committee. The Company's philosophy is that executive compensation should be closely aligned with the performance of the Company. Annual performance goals, for the Company as a whole and for each executive, are proposed by management and approved by the Board of Directors at the end of each calendar year for the following year. Annual corporate goals target the achievement of specific strategic, operational and financial performance milestones. Annual individual goals focus on contributions that facilitate the achievement of the corporate goals.

              Under the terms of its Charter, the Compensation Committee has the authority to retain compensation consultants, legal counsel and other outside advisors. In 2012, the Compensation Committee retained Frederic W. Cook & Co., Inc., or FWC, to assist the Compensation Committee with various compensation-related matters, including the design and development of the 2012 executive compensation program. FWC provides services only to, and at the discretion of, the Compensation Committee and did not provide additional services to the Company in 2012. Representatives of FWC attended meetings of the Compensation Committee in 2012 to advise the Committee. Additional information regarding the Compensation Committee's processes and procedures relating to the consideration and determination of executive compensation and the role played by FWC in this process is included in the section titled "Compensation Discussion and Analysis."

              The Committee periodically conducts a review of the Company's director compensation program. The last comprehensive review took place in September 2012. The Compensation Committee retained FWC to review and evaluate the Company's director compensation program and to provide recommendations based on peer group analyses and national survey data. Based on this review, the Board made several changes to its director compensation program in 2012.

              The Compensation Committee periodically delegates to our President and Chief Executive Officer the authority to grant equity awards to employees of the Company, other than executive officers. When it does so, the Compensation Committee also establishes narrowly defined parameters regarding the terms and conditions of grants under the delegated authority, including the eligible employee groups, the maximum number of shares subject to the delegation, the determination of the exercise price and other terms and conditions of the awards.

              Additional information regarding compensation of executive officers is provided in the section titled "Compensation Discussion and Analysis."

 Compensation Committee Interlocks and Insider Participation

              During 2012, the members of our Compensation Committee were Richard H. Stowe, William F. Miller III (from October 2010 to March 2012) and James T. Kelly (from December 2002 to March 2013). Daniel N. Mendelson joined the Compensation Committee in February 2013. Mr. Miller served as the Chief Executive Officer of the Company from October 2000 to April 2005 and as an officer of the Company through December 2007. None of Messrs. Stowe, Kelly or Mendelson has ever been an officer or employee of the Company. None of the current or prior members of the Compensation Committee had a related person transaction involving the Company during the year ended December 31, 2012. During 2012, none of our executive officers (i) served as a member of the board of directors or compensation committee (or equivalent entity) of any other entity that had one or more of its executive officers serving as a member of our Compensation Committee or (ii) served as a member of the compensation committee (or equivalent entity) of any other entity that had one or more of its executive officers serving as a member of our Board of Directors.

              Compliance Committee. The Compliance Committee consists of Mr. Schwartz (Chair), Mr. Mendelson, Ms. Rudnick and Dr. Stocker. The Board has determined that each member of the Compliance Committee is an independent director, as defined in the NASDAQ Marketplace Rules.

              As more fully described in its Charter, the Compliance Committee's primary function is to oversee the operation of the Company's Corporate Compliance Program which relates to our adherence to healthcare-related laws, regulations, and guidance. The Compliance Committee held four meetings in 2012.

              Nominating & Governance Committee. The Nominating & Governance Committee consists of Mr. Stowe (Chair), Mses. Rudnick and Tellez, Messrs. Mendelson and Schwartz and Dr. Stocker. Mr. Miller served on the Nominating & Governance Committee from January 2011 to March 2012. The Board has determined that each member of the Nominating & Governance Committee is an independent director, as defined in the NASDAQ Marketplace Rules.

              As more fully described in its Charter, the Nominating & Governance Committee's primary responsibilities are: (i) to identify individuals qualified to join the Board of Directors, and to recommend director nominees for election at the annual meeting of shareholders; (ii) to lead the Board of Directors in periodic performance reviews; and (iii) to recommend nominees for each committee to the Board of Directors. The processes and procedures followed by the Nominating & Governance Committee in identifying and evaluating director candidates are described below under the heading "Director Nomination Process." The Nominating & Governance Committee held three meetings in 2012.

Board Leadership Structure

              The structure of our Board of Directors provides strong oversight by the independent directors. The Board of Directors convenes quarterly and is comprised of a two-thirds majority of independent directors. Each of the standing committees of our Board of Directors is chaired by an independent director and is comprised entirely of independent directors. Following each Board meeting, our non-employee Board members meet in an executive session to review key decisions, discuss their observations and shape future Board agendas, all in a manner that is independent of management and where necessary, critical of management. The executive session is often led by our Non-Executive Chairman, Robert M. Holster. We believe that this structure creates an environment for increased engagement of the Board as a whole and that the independent majority of our directors provides an effective and independent oversight of management.

              Robert M. Holster, our Non-Executive Chairman since March 2009, has served as a member of our Board of Directors since 2005 and as the Chairman of our Board since 2006. Mr. Holster served as a member of HMS's management team and our predecessor, Health Management Systems, Inc.'s management team for an aggregate of over 20 years. Since 2001, Mr. Holster has held senior executive level positions with us, including serving as our Chief Executive Officer from 2005 to 2009 and as our President and Chief Operating Officer from 2001 to 2005. In March 2009, Mr. Holster stepped down as our Chief Executive Officer, but remained an employee of the Company through December 2010. Given his extensive history with the Company, Mr. Holster brings an unmatched depth of industry and Company-specific experience to his role as our Non-Executive Chairman.

              Mr. Holster works closely with our President and Chief Executive Officer, William C. Lucia, providing guidance on matters such as the Company's risk profile, long-term strategy and potential growth opportunities. Through his role as Non-Executive Chairman, Mr. Holster is able to draw on the Board's input to establish a Board agenda that, based on his full understanding of the Company and its business, focuses on the Company's challenges, and ensures that the Board is presented with the necessary information required to fulfill its responsibilities. In addition, given his experience on both sides of a Board meeting, Mr. Holster is also able to advise our President and Chief Executive Officer as to the quality, quantity and timeliness of the flow of information from management, thereby ensuring productive and effective Board meetings. For example, immediately following each executive session, Mr. Holster discusses with Mr. Lucia the non-employee directors' assessments of the meeting, any desired agenda items for future meeting and any issues raised in the executive session.

              The Company has grown significantly over the past several years, both through organic growth and through acquisitions. As a result, at this time of significant growth and expansion of the Company, we believe that this balance of leadership between the Non-Executive Chairman and the President and Chief Executive Officer strengthens both the ability of our Board to provide meaningful guidance to our management team and the ability of our management team to direct its focus and resources toward growing the Company and expanding the breadth of its business. In addition, we believe that this leadership structure is strengthened by a Board with a majority of independent directors that work together and in tandem through their various functional areas of expertise to ensure proper oversight of the Company.

Director Nomination Process

              The Board of Directors is responsible for recommending director candidates for election by the shareholders and for electing directors to fill vacancies or newly created directorships. The Board of Directors has delegated the screening and evaluation process of director candidates to the Nominating & Governance Committee, which identifies, evaluates and recruits highly qualified director candidates and recommends them to the Board of Directors.

              Shareholder Recommendations of Director Candidates. The Nominating & Governance Committee will consider director candidates suggested by our shareholders, provided that the recommendations are made in accordance with the procedures described in this Proxy Statement in the Q&A Section under the heading "Shareholder Proposals and Director Nominations." Assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating & Governance Committee will evaluate shareholder-recommended candidates by following substantially the same process and applying substantially the same criteria as it follows for candidates submitted by others.

              Criteria for Nomination to the Board. The Nominating & Governance Committee does not have a formal policy for evaluating director candidates, including with respect to considering diversity, but rather believes that each nominee, regardless of the source of the nomination, should be evaluated based on his or her individual merits, taking into account the needs and composition of the Board of Directors at the time. In evaluating prospective candidates, the Nominating & Governance Committee will consider the composition of the Board of Directors as a whole (including diversity of skills, background and experience), the characteristics of each candidate (including independence, diversity, age, skills and experience), and the performance and continued tenure of incumbent directors. The Nominating & Governance Committee has not established specific minimum qualifications for a candidate to be recommended for nomination to the Board of Directors.

              Process for Identifying and Evaluating Nominees. The members of the Nominating & Governance Committee initiate the process for identifying and evaluating nominees to the Board of Directors by identifying a slate of candidates who have the specific qualities or skills being sought, as determined based on input from all members of the Board of Directors. The list of qualities and skills being sought is developed taking into account factors that may include: the current composition of the Board; the range of talents, experiences and skills that would best complement those already represented on the Board; the balance of management and independent directors; and the need for financial or other specialized expertise. In the past, the Committee has identified director nominees from various sources, including officers, directors and through professional search consultants.

              The Nominating & Governance Committee members evaluate these candidates by reviewing their biographical information and qualifications and checking the candidates' references. Qualified nominees are initially interviewed by the Company's President and Chief Executive Officer and at least one member of the Nominating & Governance Committee. Appropriate candidates meet with a majority of the Nominating & Governance Committee, as well as with other members of the Board as appropriate, and based on the feedback received from such interviews and the information obtained from the search firm or from references, the members of the Nominating & Governance Committee evaluate which of the prospective candidates is qualified to serve as a director and whether they should recommend to the Board of Directors that it nominate or elect to fill a vacancy/newly created directorship with these final prospective candidates.

              Candidates recommended by the Nominating & Governance Committee are presented to the Board of Directors for selection as nominees to be presented for the approval of the shareholders or for election to fill a vacancy. The full Board makes the final determination whether to nominate or appoint a candidate after considering the Nominating & Governance Committee's report.

Shareholder Communication with the Board of Directors

              Shareholders may communicate with the Board of Directors by sending a letter to HMS Holdings Corp. Board of Directors, c/o Corporate Secretary, 5615 High Point Drive, Irving, Texas 75038. The Corporate Secretary will receive and review all correspondence and forward it to the Chairman of the Board, the Chairman of the Audit Committee or to any individual director or directors to whom the communication is directed, as appropriate. Notwithstanding the above, the Corporate Secretary has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate, or to take any other appropriate actions with respect to such communications.

The Board of Directors' Role in Risk Oversight

              Our Board of Directors bears the responsibility for maintaining oversight over the Company's exposure to risk. The Board, itself and through its committees, regularly discusses our material risk exposures, the potential impact on the Company and the efforts of management it deems appropriate to deal with the risks that are identified.

              The Company has a formal Enterprise Risk Management (ERM) program that supports the Board and the Company's executive leadership. The program is led by our Risk Management and Internal Audit department and incorporates information gathered from our executive officers, business unit leaders and other managers. Through the ERM program, we conduct risk assessments at both the corporate level and across the Company's business units. The ERM program also facilitates the ongoing development of the corporate risk appetite and risk mitigation strategies for key areas of Company risk. The Board and the relevant Board committees receive regular reports on the major risks and exposures facing the Company and the steps management has taken to monitor and control such risks and exposures. The outputs of the ERM program inform the Board and provide a basis for the Board's oversight of the Company's exposure to risk.

              As part of the Board's general oversight function for risk management, each of the Board's committees addresses risks that fall within the committee's areas of responsibility. The Audit Committee works with management and the independent registered public accounting firm to assess the quality and adequacy of the Company's processes and controls that could affect the Company's financial statements and financial reporting, including discussing significant financial risk exposure and the steps management has taken to monitor, control and report such exposure. The Compensation Committee, in connection with the performance of its duties, considers risks associated with the elements of the Company's compensation programs. The Compliance Committee meets regularly with management to assess the Company's security programs and healthcare compliance policies and procedures and risks associated therewith. Lastly, the Nominating & Governance Committee, with guidance from outside counsel, considers the risks associated with corporate governance. The agenda for each regularly scheduled meeting of the Board provides for a report by each Committee chair.

Code of Ethics

              We have adopted a Code of Business Conduct for Designated Senior Financial Managers that applies to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions and such other personnel as may be designated from time to time by the Chairman of the Audit Committee. The Code of Business Conduct is posted on our website at www.hms.com under the "Investors Relations"/"Corporate Governance" tabs and can also be obtained free of charge by sending a request to our Corporate Secretary at 5615 High Point Dr., Irving, TX 75038. Any changes to or waivers under the Code of Business Conduct that relate to our principal executive officer, principal financial officer, principal accounting officer, controller or persons performing similar functions must be approved by our Board of Directors and will be disclosed in a Current Report on Form 8-K within four business days of the change or waiver.

Certain Relationships and Related Person Transactions

(a)
Public Consulting Group, Inc.

              William C. Mosakowski, one of our directors, is the President, Chief Executive Officer, controlling stockholder and a member of the Board of Directors of Public Consulting Group, Inc., or PCG. Since our acquisition of Benefits Solutions Practice Area (BSPA) in 2006, we have entered into subcontractor agreements with PCG, pursuant to which we provide cost containment services. In February 2013, we further amended and extended our Master Teaming and Non-Compete Agreements with PCG, first entered into in September 2006, and (ii) Supplementary Medicaid RAC Contract Teaming and Confidentiality with PCG, first entered into in July 2011.

              Under the terms of the Amended Teaming Agreement the companies (i) are each obligated to use best efforts to make the other its exclusive subcontractor for certain services, (ii) have agreed to work together to prepare and submit bids on certain projects and (iii) have each agreed to use commercially reasonable efforts to identify and promote cross-selling opportunities for the other. In addition, we have each agreed to a non-compete provision with respect to specific services (excluding ongoing or pre-established projects or contracts) designated in the Amended Teaming Agreement as exclusive to the other in certain identified markets. Under the terms of the Supplemental RAC Agreement, we have each agreed to use our best efforts to work in partnership to secure Medicaid RAC services contracts and to involve the other party in the scope of work under any future RAC contract won by the first company as a prime contractor. In addition, we have agreed to take certain measures to promote or facilitate the potential inclusion of PCG in RAC work under contracts that we have already secured.

              For the year ended December 31, 2012, we recognized $0.6 million in revenue and had $0.3 million in outstanding accounts receivables under subcontractor agreements with PCG.

              In connection with the BSPA acquisition, we entered into an Intercompany Services Agreement (ISA) with PCG to allow each party to perform services for the other, such as information technology support and contractual transition services. Services performed under the ISA are billed at pre-determined rates specified in the ISA. For the year ended December 31, 2012 services rendered by PCG under the ISA were valued at approximately $58,000 and the services we rendered to PCG were valued at approximately $41,000.

              The Audit Committee has reviewed and approved the transactions involving Mr. Mosakowski.

(b)
Family Relationships

              William S. Benko, the spouse of Andrea Benko, an Executive Vice President of the Company and President of our wholly-owned subsidiary HDI, served as a Corporate Vice President of the Company and Senior Vice President of HDI since our acquisition of HDI in December 2011 until his resignation, which was effective April 2013.

              In connection with the HDI acquisition, we entered into an at-will employment agreement dated December 16, 2011 with Mr. Benko, subject to certain notice and/or severance provisions. Under the terms of this agreement, Mr. Benko received an annualized base salary of $200,000 and was eligible to receive bonus compensation from us in respect of each fiscal year (or portion thereof) during the term of his employment, in each case as may be determined by his supervisor in her sole discretion on the basis of such performance-based or other criteria as he/she determines appropriate. Under the terms of the agreement, Mr. Benko had a target bonus of 40% of his base salary and received a bonus of $100,000 for 2012 service.

              On October 5, 2012, Mr. Benko was granted a non-qualified stock option to purchase 7,531 shares of our common stock at a purchase price per share of $27.79 (the closing price of our common stock on the NASDAQ Global Select Market on that date) and 845 restricted stock units.

              Mr. Benko also entered into a Noncompetition, Nonsolicitation, Proprietary and Confidential Information and Developments Agreement with us, substantially in the same form as the agreement entered into by our Named Executive Officers, but which included a two-year (from the date of our acquisition of HDI) noncompetition and nonsolicitation agreement.

              The terms of Mr. Benko's employment were approved by the Board in connection with our acquisition of HDI and were reviewed again by the Audit Committee in 2012 by the Audit Committee.

(c)
Review and Approval of Related Person Transactions

              The Audit Committee's Charter provides that the Audit Committee shall review all related person transactions on an ongoing basis and that all such transactions must be approved by the Audit Committee.

              Our Board of Directors has adopted a written Related Person Transaction Approval Policy that is administered by the Audit Committee. The policy applies to our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a "related person," and governs the review of any transaction, arrangement or relationship in which we are a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. We refer to such a transaction, arrangement or relationship as a "related person transaction."

              A related person must notify the Corporate Secretary of any plan to enter into or continue any transaction that could be a related person transaction. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by the Audit Committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. The policy also provides that if the Corporate Secretary determines that the advance approval of the related person transaction is not practicable, the Corporate Secretary must present it to the Audit Committee for ratification at its next meeting or may present the transaction to the Chairman of the Audit Committee for approval, subject to ratification by the Audit Committee at its next meeting. Under the policy, any related person transactions that are ongoing in nature will be reviewed annually.

              A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee after full disclosure of the related person's interest in the transaction. The Audit Committee will review and consider such information regarding the related person transaction as it deems appropriate under the circumstances.

              The Audit Committee may approve or ratify the transaction only if the Audit Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. In connection with approving a related person transaction, the Audit Committee may impose any conditions on the transaction that it deems appropriate.

              If we become aware of an existing transaction with a related person that has not been approved under this Policy, the matter is referred to the Audit Committee. The Audit Committee then evaluates all options available, including ratification, revision or termination of such transaction.

DIRECTOR COMPENSATION

General

              A director who is one of our employees receives no additional cash compensation for his or her services as a director or as a member of a committee of our Board of Directors. A director who is not one of our employees (a non-employee director) receives cash compensation for his or her services as described below. All cash compensation, unless deferred, is paid at the end of each quarter. All of our directors are reimbursed for reasonable expenses incurred in connection with attendance at meetings of the Board of Directors or its committees.

Non-Employee Board Member Retainer

              Each non-employee director receives a quarterly retainer for service as a director, which is fixed from time to time by resolution of the Board. Through the second quarter of 2012, the quarterly retainer was $8,750 per quarter, or $35,000. In September 2012, the Board increased the quarterly retainer to $12,500 per quarter, or $50,000 annually. The retainer may be deferred in whole or in part under the Director Deferred Compensation Plan (described below).

Committee Chair Retainer

              Each Committee Chair receives a quarterly retainer. Through the second quarter of 2012, the quarterly retainer was $2,500 per quarter or $10,000 annually. In September 2012, the Board increased the audit committee chair quarterly retainer to $5,000 per quarter, or $20,000 annually and all other committee chairs quarterly retainer to $3,750 per quarter, or $15,000 annually. The Committee Chair retainer may be deferred in whole or in part under the Director Deferred Compensation Plan.

Equity Awards

              Each of our non-employee directors is eligible to receive an annual equity award, the value of which is fixed from time to time by resolution of the Board. In September 2012, the Board approved increasing the amount of the annual grant of non-qualified stock options and restricted stock units granted to each of our non-employee directors from an aggregate value of $80,000 to an aggregate value of $100,000, with the actual number of stock options and restricted stock units to be calculated based on the grant date fair value as computed in accordance with FASB guidance on stock-based compensation, except that no assumption for forfeitures would be included.

              On October 5, 2012, Messrs. Holster, Kelly, Miller, Mosakowski, Schwartz and Stowe, Dr. Stocker and Ms. Rudnick, were each granted a non-qualified stock option to purchase 2,766 shares of our common stock with an exercise price of $27.79 and 2,766 restricted stock units. On October 15, 2012, in connection with her appointment to the Board, Ms. Tellez was granted a non-qualified stock option to purchase 2,684 shares of our common stock with an exercise price of $27.86 and 2,684 restricted stock units. On February 27, 2013, in connection with his appointment to the Board, Mr. Mendelson was granted a non-qualified stock option to purchase 2,600 shares of our common stock with an exercise price of $28.74 and 2,600 restricted stock units. These stock options and restricted stock units granted to our directors vest quarterly, in equal installments, over a one year period.

Non-Employee Chairman of the Board Quarterly Retainer

              In July 2010, the Board approved the following compensation package for Mr. Holster, our Chairman of the Board: (i) annual cash retainer of $41,000 and (ii) equity compensation consisting of a grant of non-qualified stock options and restricted stock units with an aggregate value of $94,000, which would be granted on October 1 of each year and which would vest quarterly over a one year period commencing on December 31 of the year of the grant. The actual number of stock options and restricted stock units to be calculated based on the grant date fair value computed in accordance with FASB guidance on stock-based compensation, except that no assumption for forfeitures would be included.

              On October 5, 2012, Mr. Holster was granted a non-qualified stock option to purchase 2,600 shares of our common stock with an exercise price of $27.79 and 2,600 restricted stock units. Both of these grants vest quarterly, in equal installments, over a one year period, with the first quarter vesting on December 31, 2012.

Director Deferred Compensation Plan

              Each of our non-employee directors is eligible to participate in our Director Deferred Compensation Plan, under which the non-employee director may elect to defer all or part of his or her Board of Director fees and annual restricted stock unit grants until the termination of his or her service as a member of the Board for any reason. The amount of any cash compensation deferred by a non-employee director is converted into a number of stock units, determined based upon the closing price of our common stock on the NASDAQ Global Select Market on the date such fees would otherwise have been payable and is credited to a deferred compensation account maintained in his or her name. Deferred restricted stock unit grants are converted on a share-for-share basis on the date such restricted stock units would otherwise have been payable and also credited to the non-employee director's account. The account will be credited with additional stock units, also based on such average market value, upon the payment date for any dividends declared on our common stock. On January 10th of the year following a director's termination of service, the amounts accumulated in the deferred compensation account will be distributed in the form of common stock under the 2006 Stock Plan equal to the number of whole stock units in the account and cash in lieu of any fractional shares.

              The following table sets forth the deferred stock units held by our non-employee directors as of December 31, 2012.

Name	Deferred Stock Units
Robert M. Holster	13,720
James T. Kelly	8,119
William F. Miller III	4,058
William S. Mosakowski	-
Ellen A. Rudnick	4,058
Bart M. Schwartz	5,887
Michael A. Stocker, M.D.	-
Richard H. Stowe	11,790
Cora M. Tellez	-

 2012 Director Compensation

              The following table sets forth compensation earned and paid, as of December 31, 2012, to each of our non-employee directors, for service as a director during 2012.

Name(1)	Fees Earned or Paid in Cash(2)	Stock Awards(3)	Option Awards(4)	Total
Robert M. Holster	$79,750	$149,121	$50,227	$279,098
William F. Miller III	$38,750	$76,867	$25,890	$141,507
William S. Mosakowski	$38,750	$76,867	$25,890	$141,507
Ellen A. Rudnick	$51,250	$76,867	$25,890	$154,007
Bart M. Schwartz	$50,000	$76,867	$25,890	$152,757
Michael A. Stocker, M.D.	$50,000	$76,867	$25,890	$152,757
Richard H. Stowe	$50,000	$76,867	$25,890	$152,757
Cora M. Tellez	$12,500	$74,776	$25,208	$112,484
Former Director
James T. Kelly	$38,750	$76,867	$25,890	$141,507

(1)
The number of unexercised stock options held by the directors named in the above table as of December 31, 2012 was as follows: Mr. Holster (23,020), Mr. Kelly (54,919), Mr. Miller (34,969), Mr. Mosakowski (51,169), Ms. Rudnick (118,419), Mr. Schwartz (8,119), Dr. Stocker (51,169), Mr. Stowe (129,919) and Ms. Tellez (2,684). The number of restricted stock units outstanding as of December 31, 2012, which includes restricted stock units that the director has deferred under the Director Deferred Compensation Plan, held by the directors named in the above table was as follows: Mr. Holster (13,720), Mr. Kelly (8,119), Mr. Miller (5,096), Mr. Mosakowski (2,075), Ms. Rudnick (5,096), Mr. Schwartz (6,925), Dr. Stocker (2,075), Mr. Stowe (11,790) and Ms. Tellez (2,684). See footnote 2 for information regarding the deferral of these restricted stock units by some of our directors.

(2)
Includes the value of fully vested deferred stock units received under our Director Deferred Compensation Plan in lieu of all or a specified portion of the non-employee director's quarterly cash retainer based on the fair market value of the underlying shares on the date the quarterly cash retainer would otherwise have been paid. As a result of his deferral election, for the year ended December 31, 2012, Mr. Stowe received 1,471 deferred stock units with a value of $50,000 and Mr. Schwartz received 734 deferred stock units with a value of $25,000.

(3)
On October 5, 2012, Mr. Holster was granted 5,366 restricted stock units, which he elected to defer under the Director Deferred Compensation Plan. Messrs. Kelly, Miller, Mosakowski, Schwartz, and Stowe, Dr. Stocker and Ms. Rudnick, were granted 2,766 restricted stock units. On October 15, 2012, Ms. Tellez, in connection with her appointment to the Board, was granted 2,684 restricted stock units. Pursuant to the Director Deferred Compensation Plan, Messrs. Kelly and Stowe each elected to defer 2,766 restricted stock units and Ms. Rudnick and Messrs. Miller and Schwartz each elected to defer 1,383 restricted stock units. The restricted stock units vest quarterly, with the first quarter vesting on December 31, 2012. The amounts in this column represent the grant date fair value of the restricted stock units granted on October 1, 2012 computed in accordance with FASB guidance on stock-based compensation. The relevant assumptions made in the valuations may be found in Note 10 of the Notes to Consolidated Financial Statements in our 2012 Form 10-K. These amounts do not correspond to the actual value that may be realized by the directors with respect to these awards.

(4)
On October 5, 2012, Mr. Holster was granted a non-qualified stock option to purchase 5,366 shares of common stock. Messrs. Kelly, Miller, Mosakowski, Schwartz and Stowe, Dr. Stocker and Ms. Rudnick, were each granted a non-qualified stock option to purchase 2,776 shares of common stock. On October 15, 2012, Ms. Tellez, in connection with her appointment to the Board, was granted a non-qualified stock option to purchase 2,684 shares of common stock. The stock options vest quarterly, with the first quarter vesting on December 31, 2012. The amounts in this column represent the grant date fair value of that stock option grant computed in accordance with FASB guidance on stock-based compensation. The relevant assumptions made in the valuations may be found in Note 10 of the Notes to Consolidated Financial Statements in our 2012 Form 10-K. These amounts do not correspond to the actual value that may be realized by the directors with respect to these awards.

 EXECUTIVE COMPENSATION

Compensation Committee Report

              The Compensation Committee of the Board of Directors (the "Board") of HMS Holdings Corp. (the "Company") has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012 or Proxy Statement for its 2013 Annual Shareholder's Meeting, as applicable.

              By the Compensation Committee of the Board of Directors of HMS Holdings Corp.

Richard H. Stowe, Chair
Daniel N. Mendelson

              The information contained in the Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

 Compensation Discussion and Analysis

Introduction

              This Compensation Discussion and Analysis, or CD&A, describes our 2012 executive compensation program and should be read in conjunction with the compensation tables and related narrative descriptions that follow those tables. In particular, this CD&A explains how the Compensation Committee of the Board of Directors (the "Board") made its compensation decisions for our Named Executive Officers for 2012.

              As of the end of the fiscal year ended December 31, 2012, our Named Executive Officers were:

  •
  William C. Lucia, President and Chief Executive Officer;

  •
  Walter D. Hosp, Executive Vice President, Chief Financial Officer & Chief Administrative Officer;

  •
  Sean Curtin, Executive Vice President and Chief Operations Officer (through December 31, 2012);

  •
  Andrea Benko, Executive Vice President and President of our wholly owned subsidiary, HealthDataInsights, Inc. (HDI); and

  •
  Maria Perrin, Executive Vice President, Chief Marketing Officer.

2012 Say-on-Pay Vote

              At the 2012 Annual Meeting, approximately 97% of the votes cast on the say-on-pay proposal were in favor of our executive compensation program described in our 2012 Proxy Statement. The Compensation Committee believes that this affirms shareholders' support of the Company's approach to executive compensation, and therefore, did not change its general approach as it made decisions for 2012. As market practices on executive compensation policies evolve, the Committee will continue to evaluate and, if needed, make changes to our executive compensation program to ensure that the program continues to reflect our compensation philosophy and objectives. The Compensation Committee will continue to consider the outcome of the Company's say-on-pay votes when making future compensation decisions for executive officers.

Executive Summary

              The following is an overview of our financial performance in 2012.

  •
  For the full year 2012, we reported revenue of $473.7 million, a 30.2% increase over 2011 revenue of $363.8 million.

  •
  Also for the full year, we reported net income of $50.5 million, a 5.7% increase over 2011 net income of $47.8 million.

  •
  Fully diluted GAAP earnings per share (EPS) for the full year 2012 increased 3.6% to $0.57 over full year 2011 results and adjusted EPS increased 30.3% year over year to $0.86.

  •
  We reported adjusted earnings before interest, taxes, depreciation and amortization (EBITDA) of $160.2 million for the full year 2012, which was 42.6% over adjusted EBITDA of $112.3 million for the prior year. Our adjusted EBITDA for the full year 2012 was 12.6% below our target of $183.2 million for the year.

  •
  Our stock price decreased 17% for the one-year period ending December 31, 2012 and increased 49% for the three-year period ended December 31, 2012.

              The following highlights the Compensation Committee's key decisions for 2012, as reported in the 2012 Summary Compensation Table. These decisions were made with the advice of the Compensation Committee's independent consultant, Frederic W. Cook & Co., Inc., or FWC, (see "Role of Compensation Consultant" below) and are discussed in greater detail elsewhere in this CD&A.

  •
  In April 2012, we entered into employment agreements with Messrs. Hosp, Curtin and Ms. Perrin that include standard terms of employment of our senior executives, including consistent separation and change in control protection.

      •
      These employment agreements do not include (i) excise tax gross-ups as a result of termination following a change of control or (ii) provide benefits or material perquisites that are not provided to all employees.

  •
  In October 2012, the Committee granted annual long-term incentive awards to our Named Executive Officers using the same dollar value of each Named Executive Officer's 2011 grant as a basis for determining the number of stock options granted (and in Ms. Benko's case, using the same dollar value as Mr. Hosp and Ms. Perrin), which brought target total direct compensation for Messrs. Lucia and Curtin and Mses. Benko and Perrin to between the 25th percentile and the median for the 2012 Peer Group and target total direct compensation for Mr. Hosp to between the median and the 75th percentile for the 2012 Peer Group.

  •
  Annual short-term (cash) incentive compensation earned in 2012 by the Named Executive Officers was determined in March 2013. For 2012, the Company did not achieve its financial target and with the exception of Ms. Benko, none of the other Named Executive Officers achieved the financial target for their respective business unit. As a result, only Ms. Benko received short-term (cash) incentive compensation for 2012.

Objectives and Philosophy of Our Executive Compensation Program

              Our mission is to power the healthcare system with integrity and to be the leading provider of quality services in the markets we serve. To support this and other strategic objectives as approved by the Board and to provide adequate returns to shareholders, we must compete for, attract, develop, motivate and retain top quality executive talent at the corporate and operating business unit levels during periods of both favorable and unfavorable business conditions.

              Our executive compensation program is a critical management tool in achieving this goal. "Pay for performance" is the underlying philosophy for our executive compensation program. The program is designed and administered to:

  •
  reward performance that drives the achievement of our short- and long-term goals;

  •
  align the interests of our senior executives with the interests of our shareholders, thus rewarding individual and team achievements that contribute to the attainment of our business goals;

  •
  attract, develop, motivate and retain high-performing senior executives by providing a balance of total compensation opportunities, including salary and short- and long-term incentives that are competitive with similarly situated companies and reflective of our performance;

  •
  help ensure that costs are appropriately supported by performance in a manner consistent with our intention that short-term and long-term incentive compensation payouts qualify as performance-based compensation that is tax deductible under Code Section 162(m); and

  •
  motivate our senior executives to pursue objectives that create long-term shareholder value and discourage behavior that could lead to excessive risk, by balancing our fixed and at-risk pay (both short- and long-term incentives) and choosing financial metrics that we believe drive long-term shareholder value.

Management and the Compensation Committee

    Role of Management

              Our President and Chief Executive Officer together with our Chief Financial Officer and Senior Vice President of Human Resources develop recommendations regarding the design of our executive compensation program for our executive officers and certain other highly compensated individuals. In addition, they are involved in setting the financial objectives that, subject to the approval of the Board and the Compensation Committee, are used as the performance measures for the short- and long-term incentive plans. Our Chief Financial Officer provides the Compensation Committee with financial information relevant to determining the achievement of performance objectives and related annual cash incentive compensation. As part of its review process, the Compensation Committee receives from our President and Chief Executive Officer, both a performance assessment for each other Named Executive Officer and his recommendations regarding base salary and short- and long-term incentives.

    Role of Compensation Committee

              Our executive compensation program is administered by the Compensation Committee. The Compensation Committee determines and approves total executive remuneration based on its review and evaluation of recommendations presented by our President and Chief Executive Officer and the advice of FWC. Our President and Chief Executive Officer does not participate in the Compensation Committee's deliberations or decisions with regard to his own compensation.

Compensation Consultant and Peer Group Analysis

    Role of Compensation Consultant

              The Compensation Committee has retained FWC as its independent compensation consultant to provide advice and guidance with respect to executive compensation. FWC reports directly to the Compensation Committee and the Compensation Committee oversees the fees paid for FWC's services. The Compensation Committee uses FWC to review management's executive compensation recommendations with the instruction that FWC is to advise the Compensation Committee independent of management and to provide such advice for the benefit of the Company and its shareholders. FWC does not provide any consulting services to the Company beyond its role as a consultant to the Compensation Committee. The Compensation Committee has assessed the independence of FWC pursuant to SEC rules and concluded that no conflict of interest exists that would prevent FWC from serving as an independent consultant to the Compensation Committee.

              FWC provided the following services to the Compensation Committee in 2012:

  •
  assisted in the design and development of the 2012 executive compensation program, including the Annual Incentive Plan;

  •
  assisted with the review and design of our director compensation program;

  •
  provided competitive benchmarking and market data analysis;

  •
  provided analyses and industry trends relating to the compensation of our President and Chief Executive Officer and our other Named Executive Officers;

  •
  provided updates with regard to emerging trends and best practices in executive compensation; and

  •
  reviewed and provided advice on the Company's executive compensation-related disclosure in its 2012 Proxy Statement.

    Peer Group Compensation Analysis

              When evaluating our executive compensation program, our Compensation Committee measures our program against that of a peer group of public companies that is developed with guidance from FWC. This peer group, which is periodically reviewed, updated and approved by the Compensation Committee, consists of companies the Compensation Committee believes are generally comparable to us in size, financial profile and scope of operations and against which the Compensation Committee believes we compete for executive talent.

              Companies included in this peer group for purposes of establishing 2012 compensation levels were: Accretive Health, Inc., Allscripts-Misys Healthcare Solutions Inc., AthenaHealth, Inc., Catamaran Corp. (formerly SXC Health Solutions Corp.), Centene Corporation, MAXIMUS, Inc., MedAssets, Inc., Molina Healthcare, Inc. and Quality Systems, Inc. (collectively, the "2012 Peer Group"). This peer group reflects (relative to the Company's prior peer group) the removal of Emdeon Inc, which was acquired and taken private in 2011.

              The chart below compares HMS's revenue, net income, EBITDA and market capitalization to the median revenue, net income, EBITDA and market capitalization for our 2012 Peer Group. Note that although our revenue and EBITDA are below the median, our net income approximates the peer median and our market capitalization is above the 75th percentile of $2.0 billion.

(in millions)(1)	HMS	2012 Peer Group Median
Revenue	$419	$1,000
Net Income(2)	$46	$48
EBITDA	$131	$147
Market Capitalization(3)	$2,965	$1,720
(1)
Revenue, Net Income and EBITDA based on most recently available four quarters as of August 21, 2012

(2)
Before extraordinary items and discontinued operations

(3)
As of July 31, 2012

              For purposes of evaluating our executive compensation program in 2013, the Compensation Committee, with guidance from FWC, re-evaluated our peer group and expanded it to include technology companies beyond the healthcare services sector in order to (i) increase the number of companies to provide greater statistical significance, (ii) reduce the need to find new peer companies in the case of industry consolidation and (iii) include more companies of comparable size than our 2012 Peer Group. Companies included in this peer group for purposes of establishing 2013 compensation levels were:

              Accretive Health, Inc., Acxiom Corp, Allscripts-Misys Healthcare Solutions Inc., AthenaHealth, Inc., Bottomline Technologies (de), Inc., Concur Technologies, Inc., DealerTrack Technologies,Inc., Exlservice Holdings, Inc., Fair Isaac Corp, MAXIMUS, Inc., MedAssets, Inc., MICROS Systems, Inc., NeuStar, Inc., Quality Systems, Inc., Tyler Technologies, Inc. and WEX, Inc. (collectively, the "2013 Peer Group"). This peer group reflects (relative to the Company's 2012 Peer Group) the removal of Catamaran Corp., Centene Corporation and Molina Healthcare, Inc. because of their difference in size relative to us.

              The chart below compares HMS's revenue, net income, EBITDA and market capitalization to the median revenue, net income, EBITDA and market capitalization for our 2013 Peer Group. Note that although our revenue and net income are below the median, our EBITDA approximates the peer median and our market capitalization is above the peer median.

(in millions)(1)	HMS	2013 Peer Group Median
Revenue	$440	$614
Net Income(2)	$42	$51
EBITDA	$136	$142
Market Capitalization(3)	$2,253	$1,474
(1)
Revenue, Net Income and EBITDA based on most recently available four quarters as of January 18, 2013

(2)
Before extraordinary items and discontinued operations

(3)
As of December 31, 2012

Components of our Executive Compensation Program

              The primary elements of our executive compensation program are as follows:

  •
  Recognizing Skills/Experience/Responsibilities

  Base salary: fixed compensation for performing day-to-day responsibilities.

  •
  Promoting and Rewarding Short-Term Performance

  Annual short-term (cash) incentive compensation: cash compensation program based on the achievement of short-term financial goals and other strategic objectives measured over the current year.

  •
  Promoting and Rewarding Long-Term Performance

  Long-term incentive awards: annual awards, primarily in the form of equity, that are designed to build executive stock ownership, retain executives and align compensation with the achievement of our long-term financial goals of creating shareholder value and achieving strategic objectives as measured over multi-year periods.

              We also provide salary and benefit continuation payments that are only payable if an executive officer's employment is terminated under specific circumstances. These benefits, which provide reasonable income protection in the event an executive officer's employment is terminated without cause or following a change in control, an executive officer resigns for good reason, support our executive retention goals and encourages executive independence and objectivity in considering a potential change in control transaction.

2012 Executive Compensation Elements

              In mid-2012, the Compensation Committee retained FWC to conduct a competitive review of the overall compensation packages of our Named Executive Officers (the "2012 Competitive Review"). The analysis was based on a review of the compensation of our Named Executive Officers to similarly situated executives in the 2012 Peer Group. While we generally aim to set each Named Executive Officer's target total direct compensation between the median and 75th percentile of the levels paid to similarly situated executives in our peer group, such data is intended to serve as one of several reference points to assist the Compensation Committee in its discussions and deliberation. The Compensation Committee reserves flexibility to vary from this positioning based on a variety of factors including prior year compensation targets, the Named Executive Officer's overall performance, changes in roles or responsibilities, and prior year short- and long-term incentive payments.

              As part of the 2012 Competitive Review, the Compensation Committee reviewed (i) a competitive analysis of the target total direct compensation of the Named Executives, including base salary and short- and long-term incentives, (ii) an analysis of the relationship between our 2012 actual compensation levels for the Named Executive Officers and our performance relative to the peer group companies, and (iii) a competitive assessment of our aggregate long-term incentive grant practices, including a review of share usage (shares granted in equity plans as a percentage of weighted average shares outstanding), potential dilution relative to peer group practice and fair value transfer that measures the aggregate value of long-term incentives in absolute dollars and as a percent of market capitalization.

              Our Named Executive Officers' base salaries and the structure of our short-term (cash) incentive program were not changed for 2012 and long-term incentive compensation for 2012 was granted using the same dollar value of each Named Executive Officer's 2011 stock option grant as a basis for determining the number of stock options granted (and in Ms. Benko's case, using the same dollar value as Mr. Hosp and Ms. Perrin). Our Named Executive Officers did not receive restricted stock unit awards in 2012 because it has been our practice to award restricted stock units on a biennial basis.

              The Compensation Committee does not have a formal or informal policy or target for allocating compensation between cash and non-cash compensation, or among the different forms of non-cash compensation. In allocating compensation between cash and non-cash forms, the Compensation Committee, after reviewing information provided by FWC, determines what it believes is in its business judgment to be the appropriate level of each of the various compensation components.

 Base Salary

              Base salary is used to recognize the experience, skills, knowledge and responsibilities of our employees, including our Named Executive Officers. In determining the amount of compensation to be paid to our Named Executive Officers, the Compensation Committee adheres to long established compensation policies pursuant to which executive compensation is determined. The key factors in determining base salary are the prevailing rate of compensation for positions of like responsibility and the level of the Named Executive Officer's compensation in relation to others with similar responsibilities and tenure.

              Base salaries are reviewed at least annually by our Compensation Committee and are adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For 2012, the Committee determined to maintain Mr. Lucia's base salary at the level set in 2011 and the other Named Executive Officers' base salaries at the level set in 2010. In January 2013, the Committee reevaluated base salaries for the Named Executive Officers, and made the following adjustments: (i) Mr. Hosp's base salary was increased from $425,000 to $450,000, and (ii) Mses. Benko's and Perrin's base salaries were increased from $400,000 to $450,000.

Annual Short-Term (Cash) Incentive Compensation

    General

              The Compensation Committee has the authority to award annual short-term (cash) incentive compensation to our Named Executive Officers in accordance with specific performance criteria established each year and based on the extent to which those criteria were achieved. The Compensation Committee believes that this component of our executive compensation program promotes the Company's performance-based compensation philosophy by providing Named Executive Officers with direct financial incentives in the form of annual cash incentives for achieving specific performance goals. Criteria for the annual short-term (cash) compensation awards are established and awards are ultimately made in a manner intended to reward both overall corporate performance and an individual's participation in attaining such performance. Our annual short-term (cash) incentive awards are paid in cash, ordinarily in a single payment in the first quarter following the completion of the fiscal year.

    Annual Incentive Plan

              The Named Executive Officers participate in the Company's Annual Incentive Plan, pursuant to which, for 2012, the Named Executive Officers were eligible to receive a maximum bonus award based on a percentage of net income achieved for the fiscal year. Net income was selected as the performance metric under the Annual Incentive Plan because it is a primary reporting metric for the Company and is based on generally accepted accounting principles. Net income includes all income and expense items and all gains and losses, whether they are considered recurring or non-recurring. The Committee selected net income as the performance metric to ensure that the maximum potential payout is limited to a predetermined percentage of reported earnings.

    Maximum Award

              For 2012, the maximum potential award for Mr. Lucia was equal to 5% of our 2012 net income and the maximum potential award for each of the other Named Executive Officers was equal to 2.5% of our 2012 net income. The Committee uses these percentages of net income to determine the maximum bonus awards payable to the Named Executive Officers and then may exercise its downward discretion to reduce, but not increase, those maximum award payouts. However, in no event can an award exceed the Annual Incentive Plan's per person maximum of $2.0 million.

     Reduction of Maximum Award

              The Committee may reduce the maximum bonus awards based on the pre-determined annual short-term (cash) incentive award opportunity, or bonus target, established for each Named Executive Officer. As discussed below, in exercising its discretion whether to reduce the maximum awards, the primary factors that the Compensation Committee considers when determining the actual short-term (cash) incentive compensation for our Named Executive Officers are pre-determined financial performance objectives, but it may increase (though not above the above-noted maximum) or decrease the annual award based on a Named Executive Officer's attainment of goals relating to strategic objectives or to account equitably for items impacting the predetermined performance objectives that are non-recurring in nature.

    2012 Financial Goals

              The target annual award opportunity for our Named Executive Officers for 2012 and the pre-determined financial and other goals against which their performance was measured were as follows:

Named Executive Officer	Target Award Opportunity (as a % of base salary)	Financial & Other Objectives
W. C. Lucia	100%	100% based on Company's achievement of adjusted EBITDA target
W. D. Hosp	65%	100% based on Company's achievement of adjusted EBITDA target
A. Benko	76%	Based in part on HDI's achievement of adjusted EBITDA target and in part upon her contribution to HDI's integration with the Company
S. Curtin	65%	50% based on Company's achievement of adjusted EBITDA target
		50% based on achievement of business area adjusted EBITDA targets
M. Perrin	65%	50% based on Company's achievement of adjusted EBITDA target
		50% based on achievement of business area adjusted EBITDA targets

              The financial objective established for 2012 short-term (cash) incentive awards at the corporate level and at the business area level was adjusted EBITDA. We define adjusted EBITDA, which is a non-GAAP measure, as earnings before interest, taxes, depreciation, amortization, and stock based compensation. We believe that adjusted EBITDA is a strong indicator of our overall performance. In addition, it is one of the key indicators used by industry analysts to evaluate our operating performance.

              Messrs. Lucia's and Hosp's awards were based solely on the achievement by the Company of a specific adjusted EBITDA target. As illustrated in the chart below, the applicable percentage of the bonus target to be paid varies with the percentage of the Company's attainment of its adjusted EBITDA target. The adjusted EBITDA target for 2012 was $183.2 million.

Adjusted EBITDA Target (in millions)	Percent of Target Achieved	Bonus Multiple
<$164.8	<90%	-
$164.8	90%	0.33
$183.2	100%	1.0
$201.5	200%	2.0

              For 2012, because it was the first year that HDI was part of the Company, Ms. Benko's annual short-term (cash) incentive award opportunity was based primarily on HDI's achievement of a specified adjusted EBITDA target (the "Business Area Component") and included an individual objective of assisting with HDI's integration into the Company. In addition, in connection with the HDI acquisition, for 2012, her target award opportunity was set at 76% of her base salary. For 2013, her target award opportunity will be 65% of her base salary, consistent with our other Executive Vice Presidents.

              Ms. Benko's business area adjusted EBITDA target for 2012 was $37.6 million and as illustrated below, the percentage of the Business Area Component of her target annual incentive award opportunity varies with the percentage of her business area's attainment of adjusted EBITDA target.

Benko Business Area Adjusted EBITDA Target (in millions)	Percent of Target Achieved	Bonus Multiple
<$33.9	<90%	-
$33.9	90%	0.33
$37.6	100%	1.0
$41.4	110%	1.2
$47.5	126%	1.6

              Given the roles of Mr. Curtin and Ms. Perrin as leaders of specific operating areas, the Committee, taking into account the advice of Mr. Lucia and FWC, determined that short-term (cash) incentive compensation for these Named Executive Officers should be based on both the achievement of a Company-specific financial objective and a business area financial objective. As a result, their 2012 annual short-term (cash) incentive award opportunity was based on the following: (i) 50% was based on the Company's achievement of a specified adjusted EBITDA target (the "Company Component") and (ii) 50% was based on their respective Business Area Component. The Committee believes that this weighting between the Company Component and the Business Area Component provides the appropriate balance between linking Mr. Curtin's and Ms. Perrin's short-term (cash) compensation to Company performance, over which they have limited control and linking it to their own performance through their respective business area's adjusted EBITDA over which they have more control and in each case, providing an incentive that focuses on encouraging sustained growth and long-term success.

              Mr. Curtin's business area adjusted EBITDA target for 2012 was $254.2 million and as illustrated below, the percentage of the Business Area Component of his target annual incentive award opportunity varies with the percentage of his business area's attainment of its adjusted EBITDA.

Curtin Business Area Adjusted EBITDA Target (in millions)	Percent of Target Achieved	Bonus Multiple
<$228.8	<90%	-
$228.8	90%	0.33
$254.2	100%	1.00
$279.6	110%	1.5

              Ms. Perrin's business area adjusted EBITDA target for 2012 was $329.2 million and as illustrated below, the percentage of the Business Area Component of her target annual incentive award opportunity varies with the percentage of her business area's attainment of its adjusted EBITDA target.

Perrin Business Area Adjusted EBITDA Target (in millions)	Percent of Target Achieved	Bonus Multiple
<$296.3	<90%	-
$296.3	90%	0.33
$329.2	100%	1.00
$362.1	110%	1.5

    2012 Individual Goals

              With the exception of Ms. Benko, for 2012, specific individual goals were not set for the Named Executive Officers. Following the completion of the fiscal year, the Compensation Committee assesses each Named Executive Officer's overall contributions to helping the Company achieve its financial objective by (i) improving revenue, net income, cash flow, operating margins, earnings per share and return on shareholders' equity, (ii) developing competitive advantages, (iii) dealing effectively with the growing complexity of our business, (iv) developing business strategies, managing costs and improving the quality of our services as well as customer satisfaction, (v) successfully executing divestitures, acquisitions and strategic partnerships, (vi) implementing operating efficiencies and (vii) general performance of individual job responsibilities.

              In light of the Company's acquisition of HDI in December 2011, for 2012, Ms. Benko was given an individual goal of assisting with HDI's integration with the Company, and provided she exceeded the adjusted EBITDA target for her business area, she was eligible to receive up to 100% of the incremental bonus she earned for exceeding that target based on the Committee's assessment of her achievement of her individual objective.

    2012 Short-Term (Cash) Incentive Compensation Calculations

              For 2012, the Company did not achieve its adjusted EBITDA target. In addition, with the exception of Ms. Benko, none of the other Named Executive Officers achieved the adjusted EBITDA targets for their respective business units. As a result, the Committee, in exercising its discretion under the Annual Incentive Plan to determine the amount of the 2012 awards for Messrs. Hosp, Lucia and Curtin and Ms. Perrin, took into consideration the Company's and the respective business units'

underachievement of their financial targets and did not award short-term (cash) incentive compensation to these Named Executive Officers.

              For 2012, HDI achieved an adjusted EBITDA of $47.5 million, or 26.3% over its target of $37.6 million. The Committee in exercising its discretion under the Annual Incentive Plan to determine the amount of the 2012 award for Ms. Benko considered both the extent to which her business area exceeded its adjusted EBITDA target and her contributions toward HDI's integration, and awarded her $488,575 for the achievement of her business area financial objective and $92,138, or 50% of the incremental award she earned for exceeding her business area financial objective, for her contributions toward HDI's integration.

Long-Term Incentive Compensation

    2012 Competitive Review

              In September 2012, the Compensation Committee evaluated the long-term incentive compensation component of the executive compensation program. With the guidance of FWC, the Committee reviewed the Company's long-term incentive grant practices, including a review of share usage (shares granted in equity plans as a percentage of weighted average shares outstanding), potential dilution relative to peer group practice and fair value transfer that measures the aggregate value of long-term incentives in absolute dollars and as a percent of market capitalization. The Committee noted that because the Company did not achieve the pre-defined earnings per share growth targets for the long-term incentive compensation granted to certain of the Named Executive Officers in 2010 and 2011, half of the stock options granted to those Named Executive Officers for those years did not vest and were terminated in February 2013 (specifically, 30,000 stock options for Mr. Lucia and 24,000 stock options for each of Messrs. Hosp and Curtin and Ms. Perrin granted in October 2010 at an exercise price of $19.77 were terminated; and 71,628 stock options for Mr. Lucia and 25,369 stock options for each of Messrs. Hosp and Curtin and Ms. Perrin granted in October 2011 at an exercise price of $22.95 were terminated).

              Taking into consideration FWC's recommendations, the Committee established a target amount for total long-term compensation using the same dollar value of each Named Executive Officer's 2011 grant as a basis for determining the number of stock options to be granted (and in Ms. Benko's case, using the same dollar value as Mr. Hosp and Ms. Perrin). The target amount for Messrs. Lucia and Curtin and Mses. Benko and Perrin brought their target total direct compensation (including the annualized value of the special retention grant received by Messrs. Lucia and Curtin and Ms. Perrin in February 2011) to between the 25th percentile and the median for the 2012 Peer Group and the target amount for Mr. Hosp brought his target total direct compensation (including the annualized value of the special retention grant he received in February 2011) to between the median and the 75th percentile for the 2012 Peer Group.

    How Awards Are Granted

              The long-term component of our executive compensation program has generally consisted of stock options and was expanded to include restricted stock awards in 2009 and restricted stock units in 2011. We believe that equity grants provide our Named Executive Officers with a strong link to our long-term performance in order to create an ownership culture and help to align their interests with those of our shareholders.

              Typically, during the fourth quarter of each year, the dates for the upcoming year's meetings of the Compensation Committee are scheduled. The award determination takes place at the regularly scheduled meeting of the Compensation Committee held following the second quarter of each year. Equity awards are typically granted to our executives annually on or about October 1. Our President and Chief Executive Officer presents the Compensation Committee with recommendations for equity awards for our other Named Executive Officers. These equity awards are granted based upon the Compensation Committee's subjective evaluation of the appropriate grant depending upon the level of responsibility of each Named Executive Officer. In accordance with our Fourth Amended and Restated 2006 Stock Plan (the "2006 Stock Plan"), we set the exercise price of all stock options equal to the closing price of our common stock on the NASDAQ Global Select Market on the day of the grant. Accordingly, a stock option grant will provide a return to the executive officer only in the following circumstances: (i) the executive officer remains employed during the vesting period (ii) the performance conditions (which relate to 50% of the stock option grant) are achieved and (iii) the market price of our common stock appreciates from the option's exercise price. As a result, stock options strongly support our objective of ensuring that pay is aligned with changes in shareholder value.

              We have issued restricted stock awards and restricted stock units to support the goal of retaining our Named Executive Officers and further aligning the interests of our executives with shareholders. Restricted stock awards and restricted stock units issued to executives generally vest in installments over the period specified by the Compensation Committee. Accordingly, restricted stock awards and restricted stock units will provide a return to the executive officer only if the executive officer remains employed during the vesting period. The value of the restricted stock awards and restricted stock units to the executive increases as the market price of our common stock increases, but because no specific amount of market price appreciation is necessary for a return to be provided to the executive, the number of shares underlying a restricted stock award and a restricted stock unit is lower relative to the number of shares underlying a stock option grant.

    2012 Long-Term Incentive Plan Grants

              For the 2012 fiscal year, in making its determinations with respect to granting long-term incentives, the Compensation Committee considered FWC's recommendations based on the 2012 Competitive Review, in addition to several objective factors, including comparative share ownership of similarly-situated executives, the Company's financial performance, the amount of equity previously awarded, the vesting of such awards and the retention value of the award. In determining amounts of long-term incentive compensation to be awarded, no fixed or specific mathematical weighting was applied to the subjective or the objective assessment of the Named Executive Officers' individual achievements.

              Consistent with prior years, the Committee determined that the Named Executive Officers would receive 50% of the value of their total 2012 annual long-term incentive awards in time-vested stock options and 50% in performance-based stock options. The Committee believes that this mix of vesting supports several important objectives, including compensating Named Executive Officers for achievement of long-term goals tied to business strategy through the use of performance-based vesting, rewarding Named Executive Officers for sustained increases in stock price and ensuring the overall cost of the program is aligned with compensation realized by Named Executive Officers and performance delivered to shareholders. In addition, annual grants of long-term incentives are intended to be competitive with those of our 2012 Peer Group.

              In October 2012, the Compensation Committee approved the grant of non-qualified stock options to purchase: (i) 128,201 shares of our common stock to Mr. Lucia and (ii) 45,404 shares of our common stock to Messrs. Hosp and Curtin and Mses. Benko, and Perrin. The exercise price for these stock options was $27.79 per share. These stock options are exercisable over seven years and vest as follows: 50% vests ratably over a three-year period commencing on December 31, 2013 and provided the executive remains employed as of December 31, 2015, the remaining 50% shall vest if the Company's adjusted EPS for the fiscal year ending December 31, 2013 is at least 10% higher than the Company's adjusted EPS for its fiscal year ended December 31, 2012 and its adjusted EPS for the year ending December 31, 2014, is at least 25% higher than its adjusted EPS for its fiscal year ended December 31, 2012.

     2013 Restricted Stock Unit Award

              In February 2013, the Committee awarded the Named Executive Officers restricted stock units with an aggregate value of $4.95 million. The Committee believes that restricted stock units provide a retention incentive, enhance executive stock ownership, and align the interests of our executives with the interests of our shareholders. In addition, awarding restricted units to our executives allows the Committee to balance our annual stock option grants that are focused on long-term performance measured through stock price appreciation with restricted stock unit awards that provide a strong retention incentive.

              On February 27, 2013, Mr. Lucia was awarded 23,486 restricted stock units and each of Mr. Hosp and Mses. Benko and Perrin were awarded 17,397 restricted stock units based on the closing price of our common stock of $28.74 on the NASDAQ Global Select Market on that date. Provided we record positive operating income for the year ending December 31, 2013, the restricted stock units will vest in 25% increments, with the first 25% vesting on the second anniversary of the grant date and the remainder vesting ratably on the third, fourth and fifth anniversaries of the grant date.

Benefits and Other Compensation

              We maintain broad-based benefits that are provided to all employees, including health and dental insurance, life and disability insurance and a 401(k) plan. Our Named Executive Officers are eligible to participate in all of our employee benefit plans, in each case on the same basis as other employees. The Company matches 100% of participant contributions to our 401(k) plan up to 3% of their eligible compensation and 50% of the next 2% of their eligible compensation contributed to the 401(k) plan, up to a maximum of $10,000 per annum.

Severance and Change-in-Control Benefits

              To enable us to offer competitive total compensation packages to our senior executives, as well as to ensure the ongoing retention of these individuals when considering transactions that may create uncertainty as to their future employment with us, in 2011, the Compensation Committee approved standardizing the terms of employment of our senior executives, which included providing consistent separation and change-in-control protection. In 2012 we entered into new employment agreements with each of our executive officers.

              Based on information provided by FWC, the Committee believes that the protection afforded by the revised terms of employment described above provides a level of benefits that are estimated to be within a reasonable range based on competitive practices with respect to comparable positions. We believe that the benefits provided under these agreements are consistent with the Company's objective of attracting and retaining highly qualified executives and provide reasonable assurance so that our senior executives are not distracted from their duties during the uncertainty that may accompany a possible change in control.

              We have provided detailed information about Mr. Lucia's employment agreement and our agreements with the other Named Executive Officers and the benefits provided to Mr. Lucia and the other Named Executive Officers under their respective agreements, along with estimates of the value of such benefits under various circumstances, under the caption "Potential Payments upon Termination of Employment or Change-in-Control" below.

Insider Trading Policy

              Our Insider Trading Policy prohibits our employees and directors from, among many other actions, purchasing our securities on margin, borrowing against our securities held in a margin account, pledging our securities as collateral for a loan and entering into hedging and derivative transactions with respect to our securities.

Tax Considerations

              Code Section 162(m) prohibits us from deducting any compensation in excess of $1 million paid to our Chief Executive Officer and the three other most highly compensated Named Executive Officers employed at the end of the year (other than our Chief Financial Officer), except to the extent that such compensation is paid pursuant to a shareholder approved plan upon the attainment of specified performance objectives. The Compensation Committee believes that tax deductibility is an important factor, but not the sole factor, to be considered in setting executive compensation policy. Accordingly, the Compensation Committee periodically reviews the potential consequences of Section 162(m) and generally intends to take such reasonable steps as are required to avoid the loss of a tax deduction due to Section 162(m). However, the Compensation Committee may, in its judgment, authorize compensation payments or arrangements that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

Summary Compensation Table

              The following table sets forth the cash and non-cash compensation awarded to or earned by our Named Executive Officers for the fiscal years ended December 31, 2012, 2011 and 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(3) ($)	Total Compensation ($)
William C. Lucia	2012	650,000	—	—	1,200,000(4)	—	10,000	1,860,000
President and Chief	2011	650,000	—	1,350,000(5)	1,200,000(6)	555,775	9,800	3,765,575
Executive Officer	2010	553,846	—	—	425,200(7)	500,692	9,800	1,489,538
Walter D. Hosp	2012	425,000	—	—	424,995(4)	—	10,000	859,995
Executive Vice President	2011	425,000	—	900,000(5)	425,000(6)	309,354	9,800	2,069,154
Chief Financial Officer	2010	367,308	—	—	340,160(7)	244,715	9,800	961,983
Andrea Benko(8)	2012	396,089	—	—	424,995(4)	580,713	10,000	1,142,084
Executive Vice
President, HDI
Sean Curtin(9)	2012	400,000	—	—	424,995(4)	—	10,000	834,995
Former Executive Vice	2011	400,000	—	900,000(5)	425,000(6)	275,000	—	2,000,000
President, Chief	2010	340,384	37,500(10)	—	340,160(7)	269,785	—	987,829
Operations Officer
Maria Perrin	2012	400,000	—	—	424,995(4)	—	10,000	834,995
Executive Vice President,	2011	400,000	—	900,000(5)	425,000(6)	285,000	9,800	2,019,800
Chief Marketing Officer	2010	340,384	—	—	340,160(7)	242,984	9,800	933,328

(1)
The amounts in this column represent the grant date fair value of service-based restricted stock units computed in accordance with Financial Accounting Standards Board (FASB) guidance on stock-based compensation, assuming all service conditions are met. The relevant assumptions made in the valuations may be found in Note 10 of the Notes to Consolidated Financial Statements in our 2011 Annual Report on Form 10-K (the "2011 Form 10-K"). The grant date fair value of service-based restricted stock units is determined based on the number of shares granted and the fair value of our common stock on the grant date, which is the closing sales price per share of our common stock reported on The NASDAQ Global Select Market on that date.

(2)
The amounts in this column represent the grant date fair value of the service/performance-based stock option grants computed in accordance with FASB guidance on stock-based compensation, assuming all service and performance conditions are met. The relevant assumptions made in the valuations for the 2012, 2011 and 2010 stock option grants may be found in Note 10 of the Notes to Consolidated Financial Statements in (i) our 2012 Annual Report on Form 10-K (the "2012 Form 10-K"), (ii) our 2011 Form 10-K and (iii) our 2010 Annual Report on Form 10-K, respectively. The grant date fair value of service/performance-based stock options is determined based on the number of shares granted and the fair value of our common stock on the grant date, which is the Black Scholes value of closing sales price per share of our common stock reported on The NASDAQ Global Select Market on that date.

(3)
The amounts in this column reflect 401(k) employer matching contributions.

(4)
In October 2012, Messrs. Lucia, Hosp and Curtin and Mses. Perrin and Benko were each granted non-qualified stock options to purchase shares of our common stock under the Fourth Amended and Restated 2006 Plan or the 2006 Stock Plan, with an exercise price per share of $27.79. Mr. Lucia was granted a non-qualified stock option for 128,201 shares and the other Named Executive Officers were each granted a non-qualified stock option for 45,404 shares.

(5)
In February 2011, Messrs. Lucia, Hosp and Curtin and Ms. Perrin were each granted restricted stock units under the 2006 Stock Plan, at a market price per share of $24.64. Mr. Lucia was granted 54,786 restricted stock units and the other Named Executive Officers were each granted 36,525 restricted stock units.

(6)
In October 2011, Messrs. Lucia, Hosp and Curtin and Ms. Perrin were each granted non-qualified stock options to purchase shares of our common stock under the 2006 Stock Plan, at a purchase price per share of $22.95. Mr. Lucia was granted a non-qualified stock option for 143,256 shares and the other Named Executive Officers were each granted a non-qualified stock option for 50,737 shares.

(7)
In October 2010, Messrs. Lucia, Hosp and Curtin and Ms. Perrin were each granted non-qualified stock options to purchase shares of our common stock under the 2006 Stock Plan, at a purchase price per share of $19.77. Mr. Lucia was granted a non-qualified stock option for 60,000 shares and the other Named Executive Officers were each granted a non-qualified stock option for 48,000 shares.

(8)
Ms. Benko was appointed as an executive officer in December 2011 in connection with our acquisition of HealthDataInsights, Inc. or HDI.

(9)
Mr. Curtin resigned as our EVP, Chief Operations Officer effective December 31, 2012, but remained an employee through February 2013.

(10)
In January 2011, the Compensation Committee awarded Mr. Curtin a discretionary bonus based upon his 2010 performance.

Narrative Discussion to Summary Compensation Table and Grants of Plan-Based Awards Table

              The following discussion supplements the information provided in the Summary Compensation Table that precedes this discussion and the Grants of Plan Based Awards Table that follows this discussion.

Bonus

              The "Bonus" column in the Summary Compensation Table represents one-time discretionary bonuses by our Compensation Committee or Board of Directors.

Stock Awards

              In February 2011, our Named Executive Officers were granted restricted stock units under the 2006 Stock Plan. The restricted stock units vest in 25% increments, with the first 25% vesting on the second anniversary of the grant date and the remainder vesting ratably on the third, fourth and fifth anniversaries of the grant date. See "Potential Payments upon Employment Termination or Change-in-Control" for additional information regarding matters that could affect the vesting of such awards.

Option Awards

              In October 2012, 2011 and 2010, our Named Executive Officers were granted non-qualified stock options under the 2006 Stock Plan. The stock options vest as follows: (i) 50% of the grant vests annually in one-third increments, with the first one-third vesting on December 31 of the year after the grant date and the remaining two-thirds vesting on December 31 of the second and third year after the grant date and (ii) 50% vests on December 31 of the third year after the grant date to the extent that certain pre-defined financial and service conditions are satisfied.

              See "Grants of Plan Based Awards, for the year ended December 31, 2012" for information regarding the options granted in 2012 and "Potential Payments upon Employment Termination and Change-in-Control" for additional information regarding matters that could affect the vesting of such options.

 Non-Equity Incentive Plan Compensation

              The amounts set forth in this column reflect the amounts paid to our Named Executive Officers as part of their annual short-term (cash) incentive compensation, as discussed in the Compensation Discussion and Analysis, which precedes the Summary Compensation Table. Each Named Executive Officer has a targeted annual short-term (cash) incentive award opportunity that is based on a percentage of his/her base salary for the fiscal year and which is earned based on the Named Executive Officer's achievement of short-term financial goals and other strategic objectives measured over the year.

Grants of Plan-Based Awards For the Year Ended December 31, 2012

						Estimated Future Payouts Under Equity Incentive Plan Awards(2)
							All Other Option Awards: Number of Securities Underlying Options(3) (#)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)						Grant Date Fair Value of Option Awards(5) ($)
								Exercise or Base Price of Options(4) ($/Sh)
		Compensation Committee Approval Date
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Target (#)
W.C. Lucia
AIP			32,500	650,000	2,000,000
Options	10/5/12	10/2/12				64,101	64,100	$27.79	1,200,000
W.D. Hosp
AIP			13,825	276,250	1,262,900
Options	10/5/12	10/2/12				22,702	22,702	$27.79	424,995
A.Benko
AIP			13,000	260,000	1,262,900
Options	10/5/12	10/2/12				22,702	22,702	$27.79	424,995
S. Curtin
AIP			13,000	260,000	1,262,900
Options	10/5/12	10/2/12				22,702	22,702	$27.79	424,995
M. Perrin
AIP			13,000	260,000	1,262,900
Options	10/5/12	10/2/12				22,702	22,702	$27.79	424,995

AIP: Annual Incentive Plan

Options: Service and performance based non-qualified stock options

(1)
Amounts represent the short-term (cash) incentive compensation that could be earned by the Named Executive Officers. The threshold amount shown is 5% of the individual's targeted annual award opportunity, which would be payable if the Company achieved 90% of the applicable targeted financial measure for 2012. The target amount shown is 100% of the individual's targeted annual award opportunity and assumes that the Named Executive Officer achieves all related predetermined financial or other objectives. The maximum amount represents the shareholder-approved maximum payout under the Annual Incentive Plan. The Annual Incentive Plan is intended to meet the requirements of Internal Revenue Code Section 162(m), and the maximum column reflects maximum awards possible under the Annual Incentive Plan. The actual short-term (cash) incentive compensation paid for 2012 is shown in the Summary Compensation Table in the "Non-Equity Incentive Plan Compensation" column. Our short-term (cash) incentive plan is described in the Compensation Discussion and Analysis, under the heading "Annual Short-Term (Cash) Incentive Compensation." For 2012, Mr. Lucia's target award opportunity was 100% of his base salary, Ms. Benko's target award opportunity was 76% of her base salary and the target award opportunity for our other Named Executive Officers was 65% of his/her base salary.

(2)
Amounts represent the portion of the non-qualified stock option grant made to each Named Executive Officer in 2012 that is conditioned on our financial performance. These non-qualified stock option grants and their vesting schedule are described in the Compensation Discussion and Analysis under the heading "Long Term Incentive Compensation."

(3)
Amounts represent the portion of the non-qualified stock option grant made to the Named Executive Officers in 2012 that is conditioned on continued service. The vesting schedule for these grants are described in the Compensation Discussion and Analysis under the heading "Long Term Incentive Compensation" and in the Narrative Discussion to the Summary Compensation Table and Grants of Plan-Based Awards Table.

(4)
The exercise price equals the closing price of our common stock on the date of the grant.

(5)
The amounts in this column represent the grant date fair value of each stock option grant computed in accordance with FASB guidance on stock-based compensation, assuming all performance conditions are met. The relevant assumptions made in the valuations may be found in Note 10 of the Notes to Consolidated Financial Statements in our 2012 Form 10-K.

Outstanding Equity Awards at December 31, 2012

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(1)
William C. Lucia								47,970	(2)	1,243,382
								54,786	(3)	1,420,053
	128,658	-		-		3.14	5/4/16
	289,005	-		-		3.66	6/26/16
	60,000	-		-		12.60	10/1/16
	20,000	10,000	(4)	-		19.77	9/30/17
	23,876	47,752	(6)	-		22.95	9/30/18
	-	64,100	(7)	64,101	(7)	27.79	10/4/19
Walter D. Hosp								38,376	(2)	994,706
								36,525	(3)	946,728
	180,000	-		-		6.37	7/2/17
	75,000	-		-		7.99	9/30/15
	48,000	-		-		12.60	10/1/16
	16,000	8,000	(4)	-		19.77	9/30/17
	8,457	16,912	(6)	-		22.95	9/30/18
	-	22,702	(7)	22,702	(7)	27.79	10/4/19
Andrea Benko								16,616	(5)	430,687
	-	22,702	(7)	22,702	(7)	27.79	10/4/19
	14,875	44,628	(9)	-		31.37	12/30/19
Sean Curtin								28,782	(2)	746,029
								36,525	(3)	946,728
	30,000	-		-		7.99	9/30/15
	30,000	30,000	(8)	-		12.60	10/1/16
	16,000	8,000	(4)	-		19.77	9/30/17
	8,457	16,912	(6)	-		22.95	9/30/18
	-	22,702	(7)	22,702	(7)	27.79	10/4/19
Maria Perrin								47,970	(2)	1,243,382
								36,525	(3)	946,728
	13,458	-		-		7.43	4/30/17
	45,000	-		-		7.99	9/30/15
	48,000	-		-		12.60	10/1/16
	16,000	8,000	(4)	-		19.77	9/30/17
	8,457	16,912	(6)	-		22.95	9/30/18
	-	22,702	(7)	22,702	(7)	27.79	10/4/19

(1)
Market value of shares or units of stock that have not vested is calculated by multiplying the closing sales price per share of our common stock on The NASDAQ Global Select Market on December 31, 2012 ($25.92) by the number of shares of stock that have not vested.

(2)
Represents shares of restricted stock granted on February 19, 2009 which vested in one quarter increments on the second, third and fourth anniversary of the grant date. The remainder will vest on the fifth anniversary of the grant, or February 19, 2014, subject to the Named Executive Officer's continued employment.

(3)
Represents restricted stock units granted on February 18, 2011, of which one quarter vested on the second anniversary of the grant date. The remaining three quarters will vest ratably on the third, fourth and fifth anniversaries of the grant date, subject to the Named Executive Officer's continued employment.

(4)
Represents stock options granted on October 1, 2010 which vested in one third increments on December 31, 2011 and 2012. Subject to the Named Executive Officer's continued employment, the remainder will vest on December 31, 2013.

(5)
Represents restricted stock units granted on December 21, 2011, one quarter of which vested on the first anniversary of the grant date, and subject to Ms. Benko's continued employment, the remainder will vest ratably on the second, third and fourth anniversaries of the grant date.

(6)
Represents stock options granted on October 1, 2011 of which one third vested on December 31, 2012. Subject to the Named Executive Officer's continued employment, the remainder will vest on December 31, 2013 and 2014.

(7)
Represents stock options granted on October 5, 2012, with the following vesting schedule: 50% vests in one-third increments on December 31, 2013, 2014 and 2015 and 50% vests on December 31, 2015 to the extent that certain pre-defined performance and service conditions are satisfied.

(8)
Represents stock options granted on October 1, 2009.

(9)
Represents stock options granted on December 21, 2011, which vest in one quarter increments. The first quarter vested on December 31, 2012 and subject to the Named Executive Officer's continued employment, the remainder will vest on December 31, 2013, 2014 and 2015.

2012 Option Exercises and Stock Vested

              The following table sets forth certain information concerning the stock options exercised and stock awards that vested for our Named Executive Officers during the year ended December 31, 2012.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1) ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2) ($)
W.C. Lucia	183,337	3,517,839	23,985	792,994
W.D. Hosp	45,000	1,013,558	19,188	634,355
A. Benko	-	-	5,538	142,714
S. Curtin	37,500	715,177	14,391	475,766
M. Perrin	20,001	539,086	23,985	792,994

(1)
The value realized on the exercise of stock options is based on the difference between the exercise price and the market price (used for tax purposes) of our common stock on the date of exercise.

(2)
Value realized on vesting represents the number of shares acquired on vesting multiplied by the market value of the shares of our common stock on the vesting date, which is the closing price of the shares on February 17, 2012.

Potential Payments Upon Termination of Employment or Change in Control

              The following information and table set forth the additional amounts payable to each of our Named Executive Officers in the event of a termination of employment as a result of involuntary termination, resignation for Good Reason (as defined below), resignation for Good Reason upon a Change in Control (as defined below) and involuntary termination following a Change in Control.

Assumptions and General Principles

              Set forth below are the assumptions and general principles used to calculate the amounts payable to each Named Executive Officer in each circumstance set forth in the table. The actual amounts to be paid to the Named Executive Officer can only be determined at the time the Named Executive Officer's employment terminates or upon a Change in Control.

  •
  The amounts shown in the table are based on the assumption that each Named Executive Officer was terminated on December 31, 2012. Accordingly, the table reflects amounts earned as of December 31, 2012 and includes estimates of amounts that would be paid to the Named Executive Officer upon the occurrence of a termination or Change in Control. The table also reflects the targeted annual short-term (cash) incentive award that the Named Executive Officers would have been entitled to receive for 2012 and not the amount that the Compensation Committee determined to pay (as set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table).

  •
  Regardless of the manner in which the Named Executive Officer's employment is terminated, a Named Executive Officer is entitled to receive (i) any earned but unpaid salary and accrued but unused paid time off through the date of termination and (ii) except in the event the termination is for Cause (as described below), any earned bonus for the calendar year preceding the calendar year in which his/her employment ends. Amounts due for unused paid time off for 2012 are not shown in the table.

  •
  Under the terms of our 2006 Stock Plan, upon a Named Executive Officer's termination of employment (for any reason other than gross misconduct, which causes the options to immediately expire), stock option exercises will be limited to the portions of the stock options that were immediately exercisable at the date of such termination. The amounts shown in the table do not include the value of such immediately exercisable stock options.

Definitions From Award Agreements/2006 Stock Plan

  •
  Under our Restricted Stock Award Agreement, "cause" means a termination with "cause" under the terms of the Named Executive Officer's employment agreement. Under our Non-qualified Stock Option Agreements and Restricted Stock Unit Agreements, "cause" is determined by the Compensation Committee or the Board of Directors. Under the 2006 Stock Plan, "cause" is equated with "gross misconduct," as determined by the Compensation Committee or Board of Directors.

  •
  Under the terms of the 2006 Stock Plan, a "Change of Control" shall mean the occurrence of any of the following events: (i) at least a majority of the Board shall cease to consist of directors of the Company who served in such capacity at the time the 2006 Stock Plan was adopted or during each subsequent renewal term or were approved by a then majority of continuing directors for addition to Board; (ii) any "person" or "group" shall have acquired beneficial ownership (as defined in Regulation 13d-3) of shares having 30% or more of the voting power of all outstanding shares, unless such acquisition is preapproved by the Board; (iii) a merger or consolidation occurs in which the outstanding shares are converted into shares of another company, or other securities, or cash or other property and the pre-transaction shareholders cease to hold at least 55% of the post-change voting power, (iv) the sale of all, or substantially all, of the Company's assets occurs; or (v) the Company's stockholders approve a plan of complete liquidation of the Company, with the definition subject to further limitations if necessary to conform to Section 409A of the Internal Revenue Code of 1986.

Definitions From Employment Agreements

  •
  "Cause" means: (i) fraud with respect to the Company or any of its subsidiaries and affiliates; (ii) material misrepresentation to any regulatory agency, governmental authority, outside or internal auditors, internal or external Company counsel, or the Board concerning the operation or financial status of the Company or of any of its subsidiaries and affiliates; (iii) theft or embezzlement of assets of the Company or any of its subsidiaries or affiliates; (iv) conviction, or plea of guilty or nolo contendere to any felony (or to a felony charge reduced to a misdemeanor), or, with respect to the Named Executive Officer's employment, to any misdemeanor (other than a traffic violation); (v) material failure to follow the Company's conduct and ethics policies that have been provided or made available to the Named Executive Officer; (vi) a material breach of the Named Executive Officer's employment agreement; and/or (vii) continued failure to attempt in good faith to perform his/her duties as reasonably assigned by the Board. Certain of the foregoing definitions permit the Named Executive Officer to attempt to cure the grounds for cause.

  •
  "Good Reason" means, the occurrence, without the Named Executive Officer's prior written consent, of any of the following events: (i) a material diminution in his/her authority, duties or responsibilities (in Mr. Lucia's case, other than in connection with a portion of his authority, duties or responsibilities being assigned to or carried out by a President; and in Ms. Benko's case, other than as is involved in the operational integration of HDI, or adding other senior management or operational staff at HDI, provided she remains the most senior executive at HDI); (ii) a requirement that, in Mr. Lucia's case, he reports to an officer rather than to the Board and in the case of the other Named Executive Officers, that they report to a new supervisor who has materially diminished authority, duties or responsibilities in comparison to his/her previous supervisor; (iii) a material reduction in the Named Executive Officer's base salary; (iv) the Company's requiring, (a) in Mr. Lucia's case, that he perform his principal services in a geographic area more than 50 miles from the Company's offices in Irving, Texas, or such other place at which he has agreed to provide such services, (b) in Ms. Benko's case, that she perform her principal services more than 50 miles from Las Vegas, Nevada or such other place at which she has agreed to provide such services and (c) in the case of the other Named Executive Officers, that they perform their principal services primarily in a geographic area more than 50 miles from both the Company's headquarters in Irving, Texas and its office in New York, New York or such other place of primary employment at which they have agreed to provide such services; or (v) a material breach by the Company of any material provision of the Named Executive Officer's employment agreement. Good Reason is also subject to certain timing restrictions and our ability to cure the proposed Good Reason.

  •
  "Change in Control" means:

  -
  the acquisition by an individual, entity or group (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns 50.01% or more of either (x) the then-outstanding shares of Company common stock or (y) the combined voting power of the then-outstanding Company securities entitled to vote in the election of directors; provided, however, that an acquisition from the Company or pursuant to a Business Combination (as defined below) that complies with subclauses (x) and (y) of clause (ii) will not be a Change in Control;

  -
  the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all (i.e., in excess of 85%), of its assets (a "Business Combination"), unless, immediately thereafter (x) all or substantially all of the beneficial owners immediately prior to such Business Combination beneficially own more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote in the election of directors, respectively, of the resulting or acquiring corporation in substantially the same proportions as their initial ownership and (y) no Person beneficially owns 50.01%, or more, of the then-outstanding shares of common stock of the acquiring corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote in the election of directors (except if such ownership existed prior to the Business Combination); or

    -
    a change in the composition of the Board that results, during any one year period, in the current directors (including directors subsequently elected by at least a majority of the Board, but excluding directors whose initial assumption of office occurred as a result of an actual or threatened election contest or similar circumstance) no longer constituting a majority of the Board, or the Board of a successor corporation.

Named Executive Officer and Type of Payment	Involuntary Termination	Resignation For Good Reason	Resignation For Good Reason Upon a Change in Control	Involuntary Termination Upon a Change in Control
W. C. Lucia, President & Chief Executive Officer(1)(2)
Cash severance	$1,300,000	$1,300,000	$1,300,000	$1,300,000
Bonus payment	$1,300,000	$1,300,000	$1,300,000	$1,300,000
Continued health insurance coverage(3)	$3,654	$3,654	$3,654	$3,654
Restricted Stock(4)	-	-	$2,662,408	$2,662,408
Stock Options(5)	-	-	$203,290	$203,290
Total	$2,603,654	$2,603,654	$5,469,352	$5,469,352
W. D. Hosp, EVP, Chief Financial & Administrative Officer(6)(7)
Cash severance	$425,000	-	$425,000	$425,000
Continued health insurance coverage(8)	$10,310	-	$10,310	$10,310
Restricted Stock(4)	-	-	$1,940,685	$1,940,685
Stock Options(5)	-	-	$99,402	$99,402
Total	$435,310	-	$2,475,397	$2,475,397
A.Benko, EVP & President of HDI(6)(7)(9)
Cash severance	$400,000	$400,000	$400,000	$400,000
Continued health insurance coverage(8)	$10,310	$10,310	$10,310	$10,310
Restricted Stock(4)	-	-	$430,521	$430,521
Stock Options(5)	-	-	-	-
Total	$410,310	-	$840,831	$840,831
S. Curtin, Executive Vice President & Chief Operations Officer(6)(7)
Cash severance	$400,000	-	$400,000	$400,000
Continued health insurance coverage(8)	$10,310	-	$10,310	$10,310
Restricted Stock(4)	-	-	$1,692,104	$1,692,104
Stock Options(5)	-	-	$498,804	$498,804
Total	$410,310	-	$2,601,218	$2,601,218
M. Perrin, EVP & Chief Marketing Officer(6)(7)
Cash severance	$400,000	-	$400,000	$400,000
Continued health insurance coverage(8)	$10,310	-	$10,310	$10,310
Restricted Stock(4)	-	-	$2,189,265	$2,189,265
Stock Options(5)	-	-	$99,402	$99,402
Total	$410,310	-	$2,698,977	$2,698,977

(1)
If we terminate Mr. Lucia's employment without Cause, or if his employment ceases because of his death or disability or if he terminates his employment with Good Reason, then provided Mr. Lucia executes a separation agreement and release and complies with certain restrictive covenants (as described under "Executive Employment Agreements") and confidentiality provisions contained in his employment agreement, he will be entitled to receive cash severance in an amount equal to (i) 24 times his monthly base salary paid ratably in equal installments over a 24 month period, (ii) twice a bonus component that will vary depending upon whether the bonus for the year of termination is intended to be "performance-based" compensation and the performance is satisfied, in which case it will be paid when bonuses are paid to the Company's executive officers, or whether the bonus is under a different program, in which case it will be his target bonus and will be paid on the same schedule as (i) above, and (iii) continued health coverage for 24 months or until he becomes eligible for health coverage from another employer, whichever is earlier.

(2)
If within 24 months following a Change in Control, Mr. Lucia's employment is terminated without Cause or he resigns for Good Reason, provided he executes a separation agreement and release and complies with certain restrictive covenants and confidentiality provisions contained in his employment agreement, he will receive the amounts set forth in (1)(i) and (1)(ii) above in a single lump sum payment, rather than in installments as applies outside of a Change in Control.

(3)
If we terminate Mr. Lucia's employment without Cause, or if his employment ceases because of his death or disability or if he terminates his employment with Good Reason, then provided he executes and does not revoke a severance agreement and release, the Company will provide him with continued health coverage for 24 months or until he becomes eligible for health coverage from another employer, whichever is earlier.

(4)
Under the terms of our Restricted Stock Award Agreements, in the event a Named Executive Officer ceases to be employed by the Company by reason of death, disability or involuntarily by the Company (other than (i) for "cause" and (ii) for "cause" within 24 months of a Change of Control), the restricted stock awards held by such Named Executive Officer shall vest in full. In addition, the Compensation Committee has the discretion to accelerate vesting of the restricted stock in the event of a Change of Control. Under the terms of our Restricted Stock Unit Agreements, in the event a Named Executive Officer ceases to be employed by the Company by reason of death, disability or involuntarily by the Company other than for "cause" within 24 months following a Change in Control, all of the restricted stock units held by such Named Executive Officer shall become fully vested. The amounts presented in the table represent the market value of outstanding restricted stock awards and restricted stock units, which is determined based on the number of shares/units granted and the fair value of our common stock on December 31, 2012, which is the closing sales price per share of our common stock reported on The NASDAQ Global Select Market on that date ($25.92), less the consideration paid by the recipient for the award ($0.01 per share).

(5)
Under the 2006 Stock Plan (assuming no contrary provisions in the award agreements/the 2006 Stock Plan), if a Named Executive Officer ceases to be employed by the Company by reason of involuntary termination without "cause" by the Company during the 24-month period following a Change of Control, the Named Executive Officer's outstanding options, which are not then exercisable and vested, shall become fully vested and exercisable. The numbers included in the table represent the value of the unvested portion of the Named Executive Officer's stock options, assuming accelerated vesting (calculated based on the excess of the closing market price of our common stock on December 31, 2012, over the exercise prices of such options).

(6)
If we terminate the Named Executive Officer's employment without Cause, in connection with a Change in Control or otherwise, then provided he/she executes and does not revoke a separation agreement and release and complies with a separate Noncompetition, Nonsolicitation, Proprietary and Confidential Information Agreement executed in connection with his/her employment agreement (the "Restrictive Covenants Agreement"), he/she will be entitled to receive cash severance in an amount equal to 12 times his/her monthly base salary paid ratably in equal installments over a 12 month period.

(7)
If within 24 months following a Change in Control, the Named Executive Officer's employment is terminated without Cause or he/she resigns for Good Reason, provided he/she executes a separation agreement and release and complies with the Restrictive Covenant Agreement, he/she will receive the amounts set forth in (6) above in a single lump sum payment, rather than in installments as applies outside of a Change in Control.

(8)
In the event a Named Executive Officer is involuntarily terminated or involuntarily terminated upon a Change of Control, provided he/she executes and does not revoke a severance agreement and release, the Company will pay him/her a lump sum amount equal to 12 times the difference between the monthly COBRA coverage premium for the same type of medical and dental coverage (single, family, or other) he/she is receiving as of the date his/her employment ends and his/her then monthly employee contribution.

(9)
If Ms. Benko resigns for Good Reason on or before December 16, 2013, and provided she executes and does not revoke a severance agreement and release, she will be entitled to receive (i) cash severance in an amount equal to 12 times her monthly base salary paid ratably in equal installments over a 12 month period, (ii) any earned but unpaid annual bonus for the calendar year preceding the calendar year in which her employment ends, paid in a lump sum and (iii) the amount set forth in (8) above.

Executive Employment Agreements

              See "Potential Payments Upon Termination of Employment or Change in Control" above for definitions of capitalized terms used below.

Employment Agreement with William C. Lucia — President and Chief Executive Officer

              Effective March 1, 2013, we entered into a new Executive Employment Agreement (which was amended on April 30, 2013) and a Noncompetition, Nonsolicitation, Proprietary and Confidential Information and Developments Agreement (the "Restrictive Covenants Agreement") with William C. Lucia, our President and Chief Executive Officer on substantially the same terms as his prior agreement which expired on February 28, 2013. Unless earlier terminated, this agreement will terminate on February 28, 2015. Mr. Lucia is eligible to receive bonus compensation from us in respect of each fiscal year (or portion thereof) during the term of his employment, in each case as may be determined by our Compensation Committee in its sole discretion on the basis of performance or such other criteria as may be established from time to time by the Compensation Committee in its sole discretion. Mr. Lucia's annualized base salary remains at $650,000 and his target bonus remains at 100% of his base salary.

              If we terminate Mr. Lucia's employment without Cause, in connection with a Change in Control (as defined in the agreement) or otherwise, or if his employment ceases because of his disability or if he terminates his employment with Good Reason (as defined in the agreement), then provided Mr. Lucia executes and does not revoke a separation agreement and release and complies with the Restrictive Covenants Agreement (as described below), he will be entitled to receive cash severance in an amount equal to (i) 24 times his monthly base salary paid ratably in equal installments over a 24 month period (unless his termination/resignation is in connection with a Change in Control, in which case the payment will be in a single lump sum), (ii) twice a bonus component that will vary depending upon whether the bonus for the year of termination is intended to be "performance-based" compensation and the performance is satisfied or whether the bonus is under a different program, in which case it will be his target bonus and will be paid on the same schedule as (i) above (unless his termination/resignation is in connection with a Change in Control, in which case the payment will be in a single lump sum), and (iii) continued health coverage for 24 months or until he becomes eligible for health coverage from another employer, whichever is earlier.

Employment Agreements with Other Named Executive Officers

              We have employment agreements that are at-will, subject to certain notice and/or severance provisions, with each of Mr. Hosp and Mses. Perrin and Benko. Mr. Curtin resigned as our Executive Vice President, Chief Operations Officer effective December 31, 2012 and his employment agreement terminated as of that date.

              The agreements set forth the annualized base salary for these Named Executive Officers, which is currently $450,000. In addition, under the terms of these agreements, these Named Executive

Officers are eligible to receive bonus compensation from us in respect of each fiscal year (or portion thereof) during the term of his/her employment, in each case as may be determined by our Compensation Committee in its sole discretion on the basis of such performance-based or other criteria as it determines appropriate. Effective January 1, 2012, the targeted annual short-term (cash) incentive award opportunity for Mr. Hosp and Ms. Perrin was increased from 50% to 65% of his/her base salary. For 2013, Ms. Benko's targeted annual short-term (cash) incentive award opportunity is also set at 65% of her base salary.

              If we terminate these executive's employment without Cause, in connection with a Change in Control or otherwise, then provided he/she executes and does not revoke a separation agreement and release and complies with the Restrictive Covenants Agreement, he/she will be entitled to receive (i) cash severance in an amount equal to 12 times his/her monthly base salary paid ratably in equal installments over a 12 month period, (ii) a lump sum amount equal to 12 times the difference between the monthly COBRA coverage premium for the same type of medical and dental coverage the executive is receiving as of the date his/her employment ends and his/her then monthly employee contribution, which amount may be used for any purpose and (iii) any earned but unpaid annual bonus for the calendar year preceding the calendar year in which his/her employment ends. If within 24 months following a Change in Control, the Named Executive Officer's employment is terminated without Cause or he/she resigns for Good Reason, provided he/she executes a separation agreement and release and complies with the Restrictive Covenants Agreement, he/she will receive the amounts set forth in (i) above in a single lump sum payment, rather than in installments as applies outside of a Change in Control. If Ms. Benko resigns for Good Reason (as defined in her Employment Agreement) on or before December 16, 2013, and provided she executes and does not revoke a severance agreement and release, she will be entitled to receive the amounts set forth in (i), (ii) and (iii) above.

Nonsolicitation, Proprietary and Confidential Information and Developments Agreements

              We have entered into Restrictive Covenants Agreements with each of our Named Executive Officers. Under the terms of the Restrictive Covenants Agreements, in Mr. Lucia's case, for the 24 months following the termination of his employment for any reason, and in the case of the other Named Executive Officers, for the 12 months following the termination of his/her employment for any reason, the Named Executive Officer is generally prohibited from: (i) engaging or assisting others in engaging in any business or enterprise in the United States that competes with the Company's business, products or services, (ii) soliciting or diverting or attempting to solicit or divert the business of any of the Company's current or prospective clients, (iii) soliciting, recruiting or inducing or attempting to solicit, recruit or induce any Company employee or independent contractor to leave the Company's employ (or, in some situations, hire), and (iv) disclosing or utilizing for the benefit of any entity other than the Company, any system or product development ideas discussed/explored, even if not implemented, during the Named Executive Officer's employment with the Company. The Restrictive Covenants Agreement also sets forth certain obligations with respect to proprietary and confidential information and developments and inventions.

PROPOSALS TO BE VOTED ON
PROPOSAL ONE: REINCORPORATION

Introduction

              At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon a proposal to change the Company's state of incorporation from New York to Delaware (the "Reincorporation") pursuant to an Agreement and Plan of Merger by and between the Company (sometimes referred to herein as the "New York Corporation") and a wholly-owned subsidiary of the Company, HMS Holdings Corp., a Delaware corporation (the "Delaware Corporation"). The Agreement and Plan of Merger is described below and included in Appendix A to this proxy statement (the "Merger Agreement"). The Delaware Corporation would be the surviving corporation following the Reincorporation and will not have engaged in any activities prior to the Reincorporation except in connection with the Reincorporation.

              Under the Merger Agreement, the New York Corporation will be merged with and into the Delaware Corporation (the "Merger"). Upon the effectiveness of the Merger, the New York Corporation will cease to exist, and the Delaware Corporation will continue to operate the Company's business under the name HMS Holdings Corp. The New York Corporation's officers and directors immediately before the Merger will be the Delaware Corporation's officers and directors immediately after the Merger.

              For the reasons set forth below, the Board believes that approval of the Reincorporation is in the best interests of the Company and its shareholders and has approved the Reincorporation. Under applicable law, approval of the Reincorporation by shareholders representing a majority of the votes of all outstanding shares entitled to vote is required for approval of the Merger Agreement, the Merger and all related transactions effecting the change of the legal domicile of the Company.

              Pursuant to New York law, if the Reincorporation is approved by the shareholders of the Company, shareholders who dissent from the Reincorporation will not be entitled to appraisal rights with respect to their shares of the Company.

 Reasons for the Reincorporation

              The purpose of the Reincorporation is to change the Company's state of incorporation from New York to Delaware. The Reincorporation is intended to cause, and will have the effect of causing, the Company to be governed by the Delaware General Corporation Law (the "DGCL") rather than by the New York Business Corporation Law (the "NYBCL").

              Delaware has historically been a leader in adopting and interpreting comprehensive and flexible corporate laws responsive to the legal and business needs of corporations. Companies choosing to incorporate or reincorporate in Delaware commonly cite the following as reasons for their decision:

•
the measure of predictability afforded to Delaware corporations from the body of case law interpreting the DGCL;

•
the certainty afforded by the well-established principles of corporate governance;

•
the sophistication and flexibility of the DGCL;

•
the level of experience, speed of decision-making and degree of sophistication and understanding of the Delaware Court of Chancery; and

•
the responsiveness of the Delaware General Assembly, which each year considers and adopts statutory amendments that have been proposed by the Corporation Law Section of the Delaware bar to meet changing business needs.

 Vote Required:

              The affirmative vote of a majority of the votes cast at the 2013 Annual Meeting is required to elect each of the five nominees to the Board.

              The Board has considered the reasons listed above and others and concluded that reincorporation in Delaware is in the best interests of the Company and its shareholders. Therefore, the Board recommends that the shareholders vote "FOR" the proposal to reincorporate the Company in Delaware.

Summary Term Sheet of Reincorporation Merger

Constituent Entities:	HMS Holdings Corp., a New York corporation incorporated in New York in October of 2002.

HMS Holdings Corp., a Delaware corporation and wholly-owned subsidiary of the Company that, prior to the Reincorporation, will not have engaged in any activities except in connection with the Reincorporation.
Approval:	The Reincorporation and the terms of the Merger Agreement were approved at a meeting of the Board held on April 25, 2013.
Transaction Structure:
To effect the Reincorporation, the New York Corporation will merge with and into its wholly owned subsidiary, the Delaware Corporation, and thereafter the New York Corporation will cease to exist as a separate entity. The Delaware Corporation will be the surviving entity.
Exchange of Stock:
Shares of common stock of the New York Corporation (the "Common Stock") will automatically be converted on a one-for-one basis into shares of common stock of the Delaware Corporation (the "Delaware Common Stock") at the effective time of the Reincorporation without any action required by the shareholders. Upon the effective time of the Reincorporation, the Delaware Corporation shall assume and continue any and all stock option, stock incentive and other equity-based award plans heretofore adopted by the New York Corporation (individually, an "Equity Plan" and, collectively, the "Equity Plans"), and shall reserve for issuance under each Equity Plan a number of shares of Delaware Common Stock equal to the number of shares of Common Stock so reserved by the New York Corporation immediately prior to the effective time of the Reincorporation. Each unexercised option or other right to purchase Common Stock granted under and by virtue of any such Equity Plan which is outstanding immediately prior to the effective time of the Reincorporation shall, upon the effective time of the Reincorporation, become an option or right to purchase Delaware Common Stock on the basis of one share of Delaware Common Stock for each share of Common Stock issuable pursuant to any such option or stock purchase right, and otherwise on the same terms and conditions and at an exercise or conversion price per share equal to the exercise or conversion price per share applicable to any such option or stock purchase right of the New York Corporation. Each other equity-based award relating to Common Stock granted or awarded under any of the Equity Plans which is outstanding immediately prior to the effective time of the Reincorporation shall, upon the effective time of the Reincorporation, become an award relating to Delaware Common Stock on the basis of one share of Delaware Common Stock for each share of Common Stock to which such award relates and otherwise on the same terms and conditions applicable to such award immediately prior to the effective time of the Reincorporation.
Purpose:
The purpose of the Reincorporation is to change the Company's state of incorporation from New York to Delaware and is intended to permit the Company to be governed by the DGCL rather than by the NYBCL.

Effective Time:	The Reincorporation will become effective upon the filing of the Certificate of Ownership and Merger with the Secretary of State of Delaware and the Certificate of Merger with the Secretary of State of New York. These filings are anticipated to be made as soon as practicable after receiving the requisite shareholder approval and as soon as permitted by the notice requirements of the Exchange Act or as early as practicable thereafter, and not later than September 30, 2013.
Effect of Merger:	At the effective time of the Reincorporation:
• the New York Corporation will cease to exist as a separate entity and the Delaware Corporation will be the surviving entity;
• the shareholders of the New York Corporation will become shareholders of the Delaware Corporation;
• the outstanding shares of Common Stock will automatically be converted on a one-for-one basis into shares of Delaware Common Stock;
• the Delaware Corporation shall possess all of the assets, liabilities, rights, privileges, and powers of the Company and the Delaware Corporation;

•

the Delaware Corporation shall be governed by the applicable laws of Delaware and the Certificate of Incorporation (the "Delaware Certificate") and Bylaws (the "Delaware Bylaws") of the Delaware Corporation in effect at the effective time of the Reincorporation;

• the officers and directors of the New York Corporation will be the officers and directors of the Delaware Corporation; and
• the Delaware Corporation will continue to operate under the name HMS Holdings Corp., and continue with a ticker symbol of "HMSY."

Tax Consequences:	The Reincorporation is intended to qualify as a tax-free reorganization for federal income tax purposes. If the Reincorporation does so qualify, (i) no gain or loss would generally be recognized by the shareholders of the Company upon conversion of shares of Common Stock into shares of Delaware Common Stock, (ii) each former holder of Common Stock will have the same basis in the Delaware Common Stock received or deemed received by such person pursuant to the Reincorporation as such holder had in the Common Stock held by such person immediately prior to the consummation of the Reincorporation, and such person's holding period with respect to such Delaware Common Stock will include the period during which such holder held the corresponding Common Stock, provided the latter was held by such person as a capital asset immediately prior to the consummation of the Reincorporation, and (iii) no gain or loss will be recognized by the Company or the Delaware Corporation. State, local or foreign income tax consequences may vary from the federal income tax consequences described above. The Company has not requested a ruling from the Internal Revenue Service, nor an opinion from its outside legal counsel, with respect to the federal income tax consequences of the Reincorporation under the Code, and we cannot assure you that the Internal Revenue Service will conclude that the Reincorporation qualifies as a reorganization under Section 368(a) of the Code. YOU ARE URGED TO CONSULT YOUR OWN TAX ADVISOR FOR TAX IMPLICATIONS RELATED TO YOUR PARTICULAR SITUATION.

The Merger

              After the Reincorporation is effected by the Merger Agreement, the Delaware Corporation will emerge as the surviving corporation. The terms and conditions of the Reincorporation are set forth in the Merger Agreement attached to this proxy statement, and the summary of the terms and conditions of the Reincorporation set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the reincorporation, the Delaware Corporation will continue to exist in its present form under the name "HMS Holdings Corp.," and the New York Corporation will cease to exist. The Reincorporation will change the legal domicile of the New York Corporation, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the New York Corporation. By operation of law, the Delaware Corporation will succeed to all of the assets and assume all of the liabilities of the New York Corporation. The officers and directors of the New York Corporation are the officers and directors of the Delaware Corporation, and will be the officers and directors of the surviving corporation.

              After the Reincorporation, the rights of shareholders and the Company's corporate affairs will be governed by the DGCL and by the certificate of incorporation and bylaws of the Delaware Corporation, instead of the NYBCL and the certificate of incorporation and bylaws of the New York Corporation. Certain material differences are discussed below under "Comparison of Shareholders Rights under Delaware and New York Corporate Law and Charter Documents." A copy of the Delaware Certificate is included as Appendix B to this proxy statement. A copy of the articles of incorporation and bylaws of the New York Corporation and the Delaware Bylaws are available for inspection by shareholders of the New York Corporation at the offices of the Company at 5615 High Point Drive, Irving, Texas 75038.

              Upon the effectiveness of the Reincorporation, each outstanding share of Common Stock will be automatically converted into one fully paid and non-assessable share of Delaware Common Stock.

Each stock certificate representing issued and outstanding shares of Common Stock will continue to represent the same number of shares of Delaware Common Stock, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Delaware Common Stock. The New York Corporation does not have any shares of preferred stock issued and outstanding, therefore no shares of preferred stock of the Delaware Corporation will be issued at the effective time of the Reincorporation.

              IT IS NOT NECESSARY TO SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF THE NEW YORK CORPORATION'S COMMON STOCK, AS IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING COMMON STOCK CERTIFICATES FOR DELAWARE COMMON STOCK CERTIFICATES.

              If, however, a shareholder wishes to acquire a certificate reciting the name "HMS Holdings Corp." and referring to Delaware as its state of incorporation, after the effective date of the Reincorporation, the shareholder may do so by surrendering his certificate to the transfer agent for the Delaware Corporation with a request for a replacement certificate accompanied by the appropriate fee. The transfer agent for the New York Corporation and the Delaware Corporation is:

Broadridge Corporate Issuer Solutions, Inc.
51 Mercedes Way
Edgewood, New York 11717

              Consummation of the Reincorporation is subject to the approval of the New York Corporation's shareholders. The affirmative vote of a majority of the outstanding shares entitled to vote thereon is required for approval of the proposed Reincorporation. A quorum exists if the holders of a majority of the shares of Common Stock outstanding are present at the meeting in person or by proxy.

Amendment to the Merger Agreement; Termination

              The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board of the New York Corporation at any time before consummation of the Reincorporation if the Board determines that in its judgment the Reincorporation does not appear to be in the best interests of the New York Corporation or its shareholders.

Federal Income Tax Consequences of the Reincorporation

              The following is a summary of certain U.S. federal income tax consequences relating to the Reincorporation as of the date of this proxy statement. Except where noted, this summary deals only with a stockholder who holds common stock as a capital asset.

              For purposes of this summary, a "U.S. holder" means a beneficial owner of Common Stock who is any of the following for U.S. federal income tax purposes: (1) a citizen or resident of the United States, (2) a corporation (or any other entity or arrangement treated as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof, or the District of Columbia, (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (4) a trust if (a) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions or (b) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

              If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reincorporation.

              This summary is based upon provisions of the Code, and regulations, rulings and judicial decisions as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, perhaps with retroactive effect, could result in U.S. federal income tax considerations different from those summarized below. This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not represent a description of the U.S. federal income tax consequences to a stockholder who is subject to special treatment under the U.S. federal income tax laws and does not address the tax considerations applicable to stockholders who may be subject to special tax rules, such as: financial institutions; insurance companies; real estate investment trusts; regulated investment companies; grantor trusts; tax-exempt organizations; dealers or traders in securities or currencies; stockholders who hold Common Stock as part of a position in a straddle or as part of a hedging, conversion or integrated transaction for U.S. federal income tax purposes or U.S. holders that have a functional currency other than the U.S. dollar; stockholders who actually or constructively own 10% or more of our Company's voting stock; or a non-U.S. holder who is a U.S. expatriate, "controlled foreign corporation" or "passive foreign investment company." Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax or other tax consequences of the Reincorporation.

              The Company expects that the Reincorporation pursuant to the Merger Agreement will be a tax-free reorganization under Section 368(a) of the Code. Accordingly, a U.S. holder of Common Stock (a "Holder") will not recognize gain or loss in respect of the Holder's Common Stock as a result of the Reincorporation. The Holder's basis in a share of the Delaware Common Stock will be the same as Holder's basis in the corresponding share of Common Stock held immediately prior to the Reincorporation. The Holder's holding period in a share of the Delaware Common Stock will include the period during which the Holder held the corresponding share of Common Stock prior to the Reincorporation, provided the Holder held the corresponding share as a capital asset at the time of the Reincorporation. In addition, neither the New York Corporation nor the Delaware Corporation will recognize gain or loss as a result of the Reincorporation, and the Delaware Corporation will generally succeed, without adjustment, to the tax attributes of the New York Corporation.

              The New York Corporation has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Code. This summary is not binding on the IRS and there can be no assurance that the IRS (or a court, in the event of an IRS challenge) will agree with the conclusions stated herein. A successful IRS challenge to the reorganization status of the Reincorporation would result in a shareholder recognizing gain or loss with respect to each share of Common Stock exchanged in the Reincorporation equal to the difference between the shareholder's basis in such shares and the fair market value, as of the time of the Reincorporation, of the shares of Delaware Common Stock received in exchange therefor. In such event, a stockholder's aggregate basis in the shares of Delaware Common Stock received in the exchange would equal their fair market value on such date, and the shareholder's holding period for such shares would not include the period during which the shareholder held shares of Common Stock prior to the Reincorporation.

              State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above. Shareholders should consult their own tax advisors as to the effect of the Reincorporation under applicable federal, state, local, or foreign income tax laws.

Accounting Treatment

              The Reincorporation is expected to be accounted for as a reverse acquisition in which the New York Corporation is the accounting acquirer and the Delaware Corporation is the legal acquirer. The management of the New York Corporation will be the management of the Delaware Corporation after the Reincorporation. Because the Reincorporation is expected to be accounted for as a reverse acquisition and not a business combination, no goodwill is expected to be recorded in connection therewith and the costs incurred in connection with the Reincorporation are expected to be accounted for as a reduction of additional paid-in capital.

Regulatory Approvals

              The Reincorporation will not occur until the Company has received all required consents of governmental authorities, including the filing and acceptance of a Certificate of Ownership and Merger with the Secretary of State of Delaware, and the filing and acceptance of a Certificate of Merger with the Secretary of State of New York, and satisfied applicable requirements of the NASDAQ Global Market.

Securities Act Consequences

              Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate Securities Act registration of shares of the Delaware Common Stock will not be required.

Description and Comparison of Capital Stock and Voting Rights

              The New York Corporation's authorized capital stock consists of one hundred and twenty five million (125,000,000) shares of Common Stock, $0.01 par value per share, and five million (5,000,000) shares of Preferred Stock, $0.01 par value per share. On May 21, 2013, there were 87,704,119 shares of Common Stock of the New York Corporation outstanding and entitled to vote, constituting the only class of stock outstanding and entitled to vote at the meeting. Each share of Common Stock entitles the holder thereof to one vote. On May 21, 2013, there were no shares of preferred stock issued and outstanding.

              The Delaware Certificate provides that the authorized capital stock of the Delaware Corporation consists of (a) one hundred and twenty five million (125,000,000) shares of Common Stock, each share having a par value of $0.01, and (b) five million (5,000,000) shares of Preferred Stock, each share having a par value of $0.01.

              The Merger Agreement provides that each outstanding share of the New York Corporation's common stock will be exchanged for one share of Delaware Common Stock. Accordingly, the interests of the shareholders relative to one another will not be affected by the Merger.

Operations Following the Reincorporation

              The Delaware Corporation will continue the business of the Company after the Merger, and the Reincorporation will have no effect on the Company's operations.

Abandonment of the Reincorporation

              The Board will have the right to abandon the Merger Agreement and thus the Reincorporation and take no further action towards reincorporating the Company in Delaware at any time before the effective date, even after shareholder approval, if for any reason the Board determines that it is not advisable to proceed with the Reincorporation.

Comparison of Shareholder Rights Under Delaware and New York Corporate Law and Charter Documents

              Subject to shareholder approval prior to the effective time, as set forth in the Merger Agreement (the "Effective Time"), of the Reincorporation, the New York Corporation will change its state of incorporation to Delaware and will thereafter be governed by the DGCL and by the Delaware Certificate and the Delaware Bylaws (together, the "Delaware Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Delaware of the Certificate of Ownership and Merger in Delaware and the filing with and acceptance by the Secretary of State of New York of the Certificate of Merger in New York, the New York Corporation will be merged into the Delaware Corporation, and the outstanding shares of Common Stock will be deemed for all purposes to evidence ownership of, and to represent, shares of Delaware Common Stock.

              At the Effective Time, the Delaware Charter Documents effectively replace the New York Corporation's Amended and Restated Certificate of Incorporation (as amended, the "New York Certificate") and the New York Corporation's Amended and Restated Bylaws (together, the "New York Charter Documents"). In addition, at the Effective Time, holders of Common Stock will become holders of Delaware Common Stock, which will result in their rights as shareholders being governed by the laws of the State of Delaware.

              It is not practical to describe all of the differences between the Delaware Certificate and the New York Certificate and the Delaware Bylaws and the New York Bylaws or all of the differences between the laws of the States of Delaware and New York. The following is a summary of some of the significant rights of the shareholders under New York and Delaware law and under the New York and Delaware Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

Amendment of Certificate of Incorporation

              Under the NYBCL, except for certain ministerial changes to the certificate of incorporation which may be implemented by a corporation's board of directors without shareholder action, and except as otherwise required under a certificate of incorporation, a certificate of incorporation may be amended only if authorized by the board of directors and by the vote of the holders of a majority of the shares of stock entitled to vote on such amendment. The DGCL allows a board of directors to recommend an amendment for approval by shareholders, and a majority of the shares entitled to vote at a shareholders' meeting are normally enough to approve that amendment. Both the NYBCL and the DGCL also require that if a particular class or series of stock is adversely affected by certain types of amendments, then such class or series also must authorize, by voting separately as a class or series, such amendment in order for it to become effective. The NYBCL and the DGCL both allow a corporation to require a higher proportion of votes in order to authorize amendments to a certificate of incorporation, if so provided in the certificate.

Amendment of Bylaws

              Under the NYBCL, a corporation's bylaws may be amended by the vote of the holders of a majority of the votes cast with respect to such amendment (rather than a majority of the shares outstanding) or, if permitted under the corporation's certificate of incorporation or a bylaw adopted by the shareholders, by the board of directors. The New York Bylaws provide that they may be amended by the shareholders or by the Board, provided the Bylaws or any such amendment may be amended or repealed by the vote of shareholders entitled to vote thereon.

              Under the DGCL, the power to adopt, amend or repeal the bylaws is vested in the stockholders entitled to vote or, if permitted under the corporation's certificate of incorporation, by the board of directors. The Delaware Certificate provides the Board with the authority to adopt, amend, alter or repeal the Delaware Bylaws by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board at which a quorum is present and provides that the stockholders may not adopt, amend, alter or repeal the Delaware Bylaws, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by the Delaware Certificate, by the affirmative vote of the holders of a majority of the votes that all the stockholders would be entitled to cast in any annual election of directors or class of directors. The Delaware Bylaws provide that, except as otherwise provided in the Delaware Bylaws, the Delaware Bylaws may be altered, amended or repealed, in whole or in part, or new bylaws may be adopted by the Board or by a majority vote of the stockholders.

Who May Call Special Meetings of Shareholders

              Under both the NYBCL and the DGCL, the board of directors or anyone authorized in the certificate of incorporation or bylaws may call a special meeting of shareholders. Currently, the New York Bylaws provide that special meetings may be called by either the President or the Secretary of the Company at the request in writing of holders of record owning 30% of the capital stock of the Company issued and outstanding and entitled to vote. The Delaware Bylaws provide that special meetings may be called by only the Board, the Chairman of the Board or the Chief Executive Officer. Such special meetings shall be called at the request in writing from "Eligible Holders," as that term is defined in the Delaware Bylaws, of at least 30% of the capital stock of the corporation issued and outstanding and entitled to vote.

Action by Written Consent of Shareholders In Lieu of a Shareholder Meeting

              The NYBCL and the New York Bylaws permit shareholder action in lieu of a meeting by unanimous written consent of those shareholders who would have been entitled to vote on a given action at a meeting. The DGCL, on the other hand, permits shareholders to take action by the written consent of holders collectively owning at least the minimum number of votes (generally, a majority) that would be required for action at a shareholders' meeting at which holders of all shares entitled to vote on the action were present and voted, unless otherwise specified in the certificate of incorporation. The Delaware Certificate permits shareholder action in lieu of a meeting by unanimous written consent of those shareholders who would have been entitled to vote on a given action at a meeting.

Notice of Shareholder Business and Nominations

              The New York Bylaws and the Delaware Bylaws each allow shareholders to nominate directors and propose other business to be brought before the annual meeting of shareholders and any special meeting of shareholders if timely written notice is given to the Secretary of the Company and such business is a proper subject for shareholder action under the NYBCL and the DGCL, respectively. For notice to be timely under the New York Bylaws, in general it must be delivered in writing to the Secretary of the Company at the principal offices of the Company not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting or prior to such special meeting as the case may be. For notice to be timely under the Delaware Bylaws, written notice generally must be delivered not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year's annual meeting or prior to such special meeting, as the case may be.

Right of Shareholders to Inspect Shareholder List

              Under the NYBCL, a shareholder of record may inspect the list of record shareholders upon giving written demand to do so. Under the DGCL, any stockholder may upon making a demand under oath stating the purpose thereof, inspect the stockholders' list for any purpose reasonably related to the person's interest as a shareholder. In addition, for at least ten (10) days prior to each stockholders meeting, a Delaware corporation must make available for examination a list of stockholders entitled to vote at the meeting.

Vote Required For Certain Transactions

              Under the NYBCL as applicable to the New York Corporation, the holders of at least a majority of the outstanding stock entitled to vote on such transactions must approve a merger, consolidation or sale of all or substantially all of the assets, unless the certificate of incorporation provides otherwise. Under the New York Charter, the required vote for authorization by shareholders of a merger or consolidation of the Company is a majority of the votes of the shares of the Company's capital stock entitled to vote thereon. Under the DGCL, holders of a majority of the outstanding stock entitled to vote on such transactions have the power to approve a merger, consolidation or sale of all or substantially all the assets, unless the certificate of incorporation provides otherwise. However, in the case of a merger under the DGCL, stockholders of the surviving corporation do not have to approve the merger at all, unless the certificate of incorporation provides otherwise, if these three conditions are met:

•
no amendment of the surviving corporation's certificate of incorporation is made by the merger agreement; and

•
each share of the surviving corporation's stock outstanding or in the treasury immediately prior to the effective date of the merger is to be an identical outstanding or treasury share of the surviving corporation after the effective date; and

•
the merger results in no more than a 20% increase in its outstanding common stock.

Proxies

              Unless the proxy provides for a longer period, a proxy under the NYBCL can be voted or acted upon for eleven (11) months, compared with three (3) years under the DGCL.

Number of Directors; Filling of Vacancies

              Under both the NYBCL and the DGCL, corporations must have at least one director. Under the NYBCL, the exact number of directors is fixed either in the bylaws, by the shareholders, or, if authorized in a shareholder-adopted bylaw, by the board of directors. Under the DGCL, the exact number of directors is fixed in the certificate of incorporation or in (or in the manner provided by) the bylaws.

Classified Board of Directors

              Both the NYBCL and the DGCL permit "classified" boards of directors, which means the directors may have staggered terms that do not all expire at once. The NYBCL and the DGCL require that classified boards of directors be authorized in the corporation's certificate of incorporation or in a shareholder-adopted bylaw. The NYBCL allows for as many as four different classes of directors, all as nearly equal in number as possible, and the DGCL allows for up to three different classes of directors. Both the New York Certificate and the Delaware Certificate provide for a classified board of directors consisting of two classes of directors, and also provide that without the affirmative vote of the holders of a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors, the provisions of the New York Certificate and the Delaware Certificate relating to board classification may not be amended or repealed nor can any provision inconsistent with such provisions be adopted.

 Removal of Directors by Shareholders

              Under the NYBCL, directors may be removed for cause by shareholders owning a majority of the shares entitled to vote. In addition, if provided for in the certificate of incorporation, directors can be removed by the shareholders of a New York corporation without cause or by the board of directors for cause. Under the DGCL, unless the board is divided into classes, shareholders may remove directors, with or without cause, by a vote of shareholders owning a majority of the outstanding shares entitled to vote or by such greater vote requirement as may be set forth in the certificate of incorporation. Directors of a classified board may only be removed for cause under the DGCL, unless the certificate of incorporation provides otherwise. The New York Charter and the Delaware Charter each allow for the removal of any director, with or without cause, only by the affirmative vote of the holders of a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

Limitation of Directors' Liability

              Both states permit the limitation of a director's personal liability while acting in his or her official capacity, but only if the limitation is contained in the corporation's certificate of incorporation. Under the NYBCL, the certificate of incorporation may contain a provision eliminating or limiting the personal liability of directors to the corporation or its shareholders for any breach of duty. However, no provision can eliminate or limit:

•
the liability of any director if a judgment or other final adjudication adverse to the director establishes that the director acted in bad faith or engaged in intentional misconduct or a knowing violation of law, personally gained a financial profit to which the director was not legally entitled, or violated certain provisions of the NYBCL; or

•
the liability of any director for any act or omission prior to the adoption of such provision in the certificate of incorporation or bylaws.

              The New York Certificate contains a provision limiting the personal liability of directors.

              The DGCL also requires a certificate of incorporation provision in order to limit or eliminate a director's liability. However, the DGCL precludes any limitation or elimination of liability if the director breaches his or her duty of loyalty to the corporation or its shareholders, or if his or her acts or omissions are not in good faith or involve intentional misconduct or a knowing violation of law or if he or she receives an improper personal benefit from the corporation, or authorized a dividend or stock repurchase that was forbidden by the DGCL. The Delaware Certificate limits director liability to the fullest extent permitted by the DGCL.

              Due to the variations in the NYBCL and the DGCL, there may be circumstances where, despite the inclusion of certificate of incorporation provisions seeking the maximum director exculpation permitted by applicable law, a director could remain liable under the NYBCL for conduct that would not expose him or her to liability under the DGCL, or vice versa.

Loans To, And Guarantees of Obligations Of, Directors

              Under the NYBCL, a corporation may not lend money to, or guarantee the obligation of, a director unless the disinterested shareholders of such corporation approve the transaction. For purposes of the shareholder approval, the holders of a majority of the votes of the shares entitled to vote constitute a quorum, but shares held by directors who are benefited by the loan or guarantee are not included in the quorum.

              Under the DGCL, a board of directors may authorize loans by the corporation to, and guarantees by the corporation of any obligations of, any director of the corporation who is also an officer or other employee of the corporation whenever, in the judgment of the board of directors, such loan or guarantee may reasonably be expected to benefit the corporation.

              Notwithstanding the DGCL, the Company has not made and does not intend to make any personal loans to, or guarantees for the benefit of, any of its directors or officers in violation of Section 13(k) of the Securities Exchange Act of 1934.

Transactions with Interested Directors

              Under the NYBCL, a corporation may establish the validity of transactions between it and its interested directors through one of several methods, including the approval of a majority of the disinterested directors who are not involved in the transaction. The DGCL provides that no transaction between a corporation and an interested director is void or voidable solely because that director is present at or participates in the meeting where such transaction is considered or because that director's votes are counted if the material facts of that director's interest are known to the board of directors and the board of directors in good faith authorizes the transaction by a vote of a majority of the disinterested directors, or if that director's interest is disclosed to the stockholders and the stockholders in good faith approve the transaction, or if the contract or transaction at issue is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee or the shareholders. The New York Bylaws allow for the approval of such transactions where the director's interest in the transaction is either (1) disclosed in good faith or known to the Board, and the Board or a committee of the Board approves the transaction by a majority without counting the vote of any interested director or, if the votes of the disinterested directors are insufficient to constitute the vote of a majority of the Board, then by unanimous vote of the disinterested directors; or (2) disclosed in good faith or known to the shareholders entitled to vote thereon, and the transaction is approved by a vote of such shareholders. Further, under the New York Bylaws, if there was no such disclosure or knowledge of the transaction or if the interested director was required to approve the transaction, the Company may avoid such transaction unless the party or parties thereto establish affirmatively that the transaction was fair and reasonable to the Company at the time of approval. The Delaware Bylaws are silent on the issue and the Delaware Corporation will be subject to the provisions and procedures set forth in the DGCL, as described above.

Dividends; Redemption of Stock

              Subject to its certificate of incorporation provisions, under both the NYBCL and the DGCL a corporation may generally pay dividends, redeem shares of its stock or make other distributions to shareholders if the corporation is solvent and would not become insolvent because of the dividend, redemption or distribution. The assets applied to such a distribution may not be greater than the corporation's "surplus."

              Under the NYBCL, dividends may be paid or distributions made out of surplus, so that the net assets of the corporation remaining after such payment or distribution shall be at least equal to the amount of its stated capital. If there is no surplus, dividends may be declared and paid out of the corporation's net profits for the year in which the dividend is declared and/or the preceding fiscal year. The NYBCL defines surplus as the excess of net assets over stated capital and permits the board of directors to adjust stated capital. The DGCL defines surplus as the excess of net assets over stated capital and lets the board of directors adjust capital. If there is no surplus, the DGCL allows a corporation to apply net profits from the current or preceding fiscal year, or both, with certain exceptions. In general, with certain restrictions, the NYBCL permits a corporation to provide in its certificate of incorporation for redemption (at the option of the corporation of the shareholder or in certain other circumstances) of one or more classes or series of its shares. One such restriction provides that common stock may be issued or redeemed, with certain exceptions, only when the corporation has an outstanding class of common shares that is not subject to redemption. The DGCL permits redemptions only when the corporation has outstanding one or more shares of one or more classes or series of stock, which share or shares have full voting powers.

Appraisal Rights

              The NYBCL generally provides that a dissenting shareholder has the right to receive the fair value of his shares if he complies with certain procedures and objects to (i) certain mergers and consolidations, (ii) certain dispositions of assets requiring shareholder approval, (iii) certain share exchanges, or (iv) certain amendments to the certificate of incorporation which adversely affect the rights of such shareholder. The DGCL provides such appraisal rights only in the case of shareholders objecting to certain mergers or consolidations (which class of mergers or consolidations is somewhat narrower than the class giving rise to appraisal rights under the NYBCL), unless additional appraisal rights are provided in the certificate of incorporation. The Delaware Certificate does not provide any such additional appraisal rights.

              The NYBCL provides that dissenting shareholders have no appraisal rights if their shares are listed on a national securities exchange or designated as a market system security on an interdealer quotation system by the Financial Industry Regulatory Authority, Inc. Appraisal rights may also be unavailable under the NYBCL in a merger between a parent corporation and its subsidiary where only one of them is a New York corporation, or in a merger between a parent and subsidiary where both are New York corporations, and the parent owns at least 90% of the subsidiary. Also, appraisal rights are available to shareholders who are not allowed to vote on a merger or consolidation and whose shares will be canceled or exchanged for cash or something else of value other than shares of the surviving corporation or another corporation. When appraisal rights are available, the shareholder may have to request the appraisal and follow other required procedures.

              Similarly, under the DGCL, appraisal rights are not available to a shareholder if the corporation's shares are listed on a national securities exchange or held by more than 2,000 shareholders of record, or if the corporation will be the surviving corporation in a merger which does not require the approval of the surviving corporation's shareholders. But, regardless of listing on an exchange, a dissenting shareholder in a merger or consolidation has appraisal rights under the DGCL if the transaction requires him or her to exchange shares for anything of value other than one or more of (a) shares of stock of the surviving corporation or of a new corporation which results from the merger or consolidation, (b) shares of another corporation which will be listed on a national securities exchange or held by more than 2,000 shareholders of record after the merger or consolidation occurs, or (c) cash instead of fractional shares of the surviving corporation or another corporation.

Business Combinations with Interested Stockholders

              Provisions in both the NYBCL and the DGCL may help to prevent or delay changes of corporate control. In particular, both the NYBCL and the DGCL restrict or prohibit an "interested stockholder" from entering into certain types of "business combinations" unless the board of directors approves the transaction in advance. The two laws define these two terms differently.

              Under the NYBCL, an interested shareholder is generally prohibited from entering into certain types of business combinations with a New York corporation for a period of five years after becoming an interested shareholder, unless before such date the board of directors approves either the business combination or the acquisition of stock by the interested shareholder before the interested shareholder acquires his or her shares. An "interested shareholder" under the NYBCL is generally a beneficial owner of at least 20% of the corporation's outstanding voting stock. "Business combinations" under the NYBCL include mergers and consolidations between corporations or with an interested shareholder or its affiliate or associate; sales, leases, mortgages, pledges, transfers or other dispositions to an interested shareholder of assets with an aggregate market value which either equals 10% or more of the corporation's consolidated assets or outstanding stock, or represents 10% or more of the consolidated earning power or net income of the corporation; issues and transfers to an interested shareholder of stock with an aggregate market value of at least 5% of the aggregate market value of the outstanding stock of the corporation; liquidation or dissolution of the corporation proposed by or in connection with an interested shareholder; reclassification or recapitalization of stock that would increase the proportionate stock ownership of an interested shareholder; and the receipt by an interested shareholder of any benefit from loans, guarantees, advances, pledges or other financial assistance or tax benefits provided by the corporation.

              After a five-year period, the NYBCL allows such business combination if it is approved by a majority of the voting stock not owned by the interested shareholder or by an affiliate or associate of the interested shareholder. Business combinations are also permitted when certain statutory "fair price" requirements are met and in certain other circumstances.

              Section 203 of the DGCL generally prohibits an interested stockholder from entering into certain types of business combinations with a Delaware corporation for three years after becoming an interested stockholder. An "interested stockholder" under the DGCL is any person other than the corporation and its majority-owned subsidiaries who owns at least 15% of the outstanding voting stock, or who is an affiliate or associate of a corporation and who owned at least 15% of the outstanding voting stock within the preceding three years. Briefly described, the prohibited combinations include:

    (a)
    mergers or consolidations;

    (b)
    sales, leases, exchanges or other dispositions of 10% or more of (1) the aggregate market value of all assets of the corporation or (2) the aggregate market value of all the outstanding stock of the corporation;

    (c)
    issuance or transfers by the corporation or a majority-owned subsidiary of its stock except in limited instances;

    (d)
    receipt by the interested stockholder of the benefit of loans, advances, guarantees, pledges or other financial benefits provided by the corporation; and

    (e)
    any other transaction, with certain exceptions, that increases the proportionate share of the stock owned by the interested stockholder.

              Section 203 does not apply in the following cases:

    (a)
    if, before the stockholder became an interested stockholder, the board of directors approved the business combination or the transaction that resulted in the stockholder becoming an interested stockholder;

    (b)
    if, after the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, subject to technical calculation rules; and

    (c)
    if, on or after the time the interested stockholder became an interested stockholder, the board of directors approved the business combination, and at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder also ratified the business combination at a stockholders' meeting.

              DGCL Section 203 also does not apply if a corporation elects not to be governed by DGCL Section 203 in its certificate of incorporation. The Delaware has not made such an election in the Delaware Certificate.

PROPOSAL TWO: ELECTION OF DIRECTORS

              The Board of Directors currently consists of ten members, eight of whom are non-employee directors. Pursuant to our Second Amended and Restated By-laws, our Board of Directors is currently divided into two classes, with one class standing for election each year, for a term of two years.

              Our Board of Directors, based on the recommendation of our Nominating & Governance Committee, has nominated Daniel N. Mendelson, William F. Miller III, Ellen A. Rudnick, Richard H. Stowe and Cora M. Tellez for election as directors at the annual meeting. All of the nominees are current directors of the Company. Each of the nominees has consented to being named in this Proxy Statement and to serve as a director if elected. If elected, each of the nominees will hold office for a two year term expiring at the annual meeting of shareholders in 2015. With the exception of Dr. Stocker, who is not standing for re-election, the terms of the other current directors listed below will expire at the 2014 annual meeting. Dr. Stocker's term will expire on the date of the Annual Meeting. The Board has elected to reduce the authorized number of directors from ten to nine, effective immediately after the Annual Meeting.

              Our Second Amended and Restated By-laws provide that directors are elected by a majority of the votes cast by shareholders at a meeting at which a quorum is present. Unless a contrary direction is indicated, it is intended that proxies received will be voted for the election as directors of each of the five nominees, to serve a two year term, and in each case until their successors are elected and qualified. In the event any nominee for director declines or is unable to serve, the proxies may be voted for a substitute nominee selected by the Board of Directors. The Board of Directors expects that each nominee named in the following table will be available for election.

Our Board of Directors

              The following table sets forth information with respect to our directors and nominees for election at the 2013 Annual Meeting, including the composition of our four standing Committees: Audit, Compensation, Compliance and Nominating & Governance.

Name	Age	Position	Committee Memberships
Robert M. Holster	66	Non-executive Chairman and Director
William C. Lucia	55	President, Chief Executive Officer and Director
Daniel N. Mendelson	49	Director Nominee	Compensation, Compliance, Nominating
William F. Miller III	63	Director Nominee
William S. Mosakowski	59	Director
Ellen A. Rudnick	62	Director Nominee	Audit*, Compliance, Nominating
Bart M. Schwartz	66	Director	Audit, Compliance*, Nominating
Michael A. Stocker, M.D**	71	Director	Compliance, Nominating
Richard H. Stowe	69	Director Nominee	Compensation*, Nominating*
Cora M. Tellez	63	Director Nominee	Audit, Nominating

*Committee Chair

**Not standing for re-election

              When an incumbent director is up for re-election, the Nominating & Governance Committee reviews the performance, skills and characteristics of such incumbent director before making a determination to recommend that the full Board nominate him or her for re-election.

              The Board of Directors believes that the combination of the business and professional experience of our directors and the diversity of their areas of expertise has been a contributing factor to its effectiveness and provides a valuable resource to management. The majority of our Board has over five years of service with us and three of our non-employee directors, Ms. Rudnick and Messrs. Miller and Stowe, have each served on our Board for more than ten years. During their tenure, our directors have gained considerable institutional knowledge about the Company and its operations. Given the growth of our business and the rapidly changing healthcare environment, this continuity of service and development of institutional knowledge enables our Board to be more efficient and more effective in developing strategy and long-term plans for the Company.

              A description of the specific experience, qualifications, attributes and skills that led our Board of Directors to conclude that each member of the Board of Directors should serve as a director follows the biographical information of each director below.

Class II: Directors Whose Terms Expire in 2013

              William F. Miller III has served as one of our directors since October 2000. Mr. Miller is a partner of Highlander Partners, a private equity group in Dallas, Texas focused on investments in healthcare products, services and technology. From October 2000 to April 2005, Mr. Miller served as our Chief Executive Officer and from December 2000 to April 2006, Mr. Miller served as our Chairman. From 1983 to 1999, Mr. Miller served as President and Chief Operating Officer of EmCare Holdings, Inc., a national healthcare services firm focused on the provision of emergency physician medical services. From 1980 to 1983, Mr. Miller served as Administrator/Chief Operating Officer of Vail Mountain Medical. Mr. Miller also serves as a director of several private companies. From 1997 to 2012, Mr. Miller served as a director of Lincare Holdings, Inc.

              Mr. Miller brings to the Board of Directors both a thorough understanding of our business and the healthcare industry and extensive experience in the financial markets. His significant operational experience, both at HMS and at EmCare Holdings, makes him well-positioned to provide the Company with insight on financial, operational and strategic issues.

              Daniel N. Mendelson has served as one of our directors since February 2013. Mr. Mendelson is the Chief Executive Officer of Avalere Health, a strategic advisory company which he founded in 2000. From 1998 to 2000, Mr. Mendelson served as Associate Director for Health at the White House Office of Management and Budget (OMB) in Washington, D.C. Prior to joining OMB, Mr. Mendelson served as Senior Vice President and Director of the Medical Technology practice at The Lewin Group. Since 2000, Mr. Mendelson has also served as adjunct professor at Duke University's Fuqua School of Business. Mr. Mendelson serves as a director of Coventry Health Care Inc. and Champions Oncology. From 2007 to 2011, Mr. Mendelson served as a director of PharMerica Corporation.

              Mr. Mendelson brings over 20 years of experience with government healthcare programs, healthcare policy and business to the Board and is a recognized leader in healthcare policy. This expertise is complemented by his extensive operational and public company board experience, which make him well-positioned to serve as a member of the Compensation, Compliance and Nominating & Governance Committees. In addition, given that healthcare in the United States is continuously evolving, Mr. Mendelson's background and expertise is very valuable as we adapt our business to meet these changes.

              Ellen A. Rudnick has served as one of our directors since 1997. Since 1999, Ms. Rudnick has served as Executive Director and Clinical Professor of the Polsky Center for Entrepreneurship, University of Chicago Booth School of Business. From 1993 to 1999, Ms. Rudnick served as Chairman of Pacific Biometrics, Inc., a publicly held healthcare biodiagnostics company and its predecessor, Bioquant, which she co-founded. From 1990 to 1992, she served as President and Chief Executive Officer of Healthcare Knowledge Resources (HKR), a privately held healthcare information technology corporation and subsequently served as President of HCIA, Inc. (HCIA) following the acquisition of HKR by HCIA. From 1975 to 1990, Ms. Rudnick served in various positions at Baxter Health Care Corporation, including Corporate Vice President of Baxter Healthcare and President and Founder of Baxter Management Services Division. From 1992 to 2003, Ms. Rudnick served as Chairman of CEO Advisors, Inc., a privately held consulting firm. Ms. Rudnick also serves as a director of Patterson Companies, Inc. and First Midwest Bancorp, Inc.

              Ms. Rudnick brings to the Board of Directors extensive business understanding and demonstrated management expertise, having served in key leadership positions at a number of healthcare companies. Ms. Rudnick has a comprehensive understanding of the operational, financial and strategic challenges facing companies and knows how to make businesses work effectively and efficiently. Her management experience and service on other public company boards has provided her with a thorough understanding of the financial and other issues facing large companies, making her particularly valuable as the Chairman of our Audit Committee and as a member of our Compliance and Nominating & Governance Committees.

              Richard H. Stowe has served as one of our directors since 1989. Mr. Stowe is a general partner of Health Enterprise Partners LLP, a private equity firm. From 1999 to 2005, Mr. Stowe was a private investor, a senior advisor to the predecessor funds to Health Enterprise Partners and a senior advisor to Capital Counsel LLC, an asset management firm. From 1979 until 1998, Mr. Stowe was a general partner of Welsh, Carson, Anderson & Stowe. Prior to 1979, he was a Vice President in the venture capital and corporate finance groups of New Court Securities Corporation (now Rothschild, Inc.). Mr. Stowe is also a director of several private and not-for-profit companies and educational institutions. From 1998 to 2007, Mr. Stowe served as a director of MedQuist, Inc.

              Mr. Stowe brings 40 years of financial, capital markets and investment experience to our Board of Directors. Mr. Stowe's background and experience make him well-positioned to serve as the Chairman of the Compensation and Nominating & Governance Committees.

              Cora M. Tellez has served as one of our directors since October 2012. Ms. Tellez is the President and Chief Executive Officer of Sterling HSA, an independent health savings accounts administrator which she founded in 2004. Prior to starting Sterling HSA, Ms. Tellez served as President of the health plans division of Health Net, Inc., an insurance provider. She later served as President of Prudential's western health care operations, CEO of Blue Shield of California, Bay Region and Regional Manager for Kaiser Permanente of Hawaii. Ms. Tellez serves on the Board of Directors of several private and not-for-profit companies. From 2004 to 2007, Ms. Tellez served as a director of First Consulting Group.

              Ms. Tellez brings over 25 years of healthcare policy and operations experience to the Board. Her public company operational, financial and corporate governance experience is a valuable resource for our Board and makes her well-positioned to serve as a member of the Audit and Nominating & Governance Committees and as our Audit Committee Financial Expert.

Class I: Directors Whose Terms Expire in 2014

              Robert M. Holster has served as one of our directors since May 2005 and as the Chairman of our Board of Directors since April 2006 (in a non-employee capacity since January 2011). From May 2005 to February 2009, Mr. Holster served as our Chief Executive Officer and from April 2001 to May 2005, he served as our President and Chief Operating Officer. Previously, Mr. Holster served as our Executive Vice President from 1982 through 1993 and as one of our directors from 1989 through 1996. Mr. Holster previously served in a number of executive positions including Chief Executive Officer of HHL Financial Services, Inc., Chief Financial Officer of Macmillan, Inc. and Controller of Pfizer Laboratories, a division of Pfizer, Inc.

              Mr. Holster served as a member of our management team and that of our predecessor, Health Management Systems, Inc., for an aggregate of over 20 years, including serving as our Chief Executive Officer for four years and as our President and Chief Operating Officer for four years. Given his extensive history with the Company, Mr. Holster brings an unmatched depth of industry and Company-specific experience to his role as our Chairman.

              William C. Lucia has served as our President and Chief Executive Officer since March 2009 and as one of our directors since May 2008. From May 2005 to March 2009, Mr. Lucia served as our President and Chief Operating Officer. Since joining us in 1996, Mr. Lucia has held several positions with us, including: President of our subsidiary, Health Management Systems, Inc., from 2002 to 2009; President of our Payor Services Division from 2001 to 2002; Vice President and General Manager of our Payor Services Division from 2000 to 2001; Vice President of our Business Office Services from 1999 to 2000; Chief Operating Officer of our former subsidiary Quality Medical Adjudication, Incorporated (QMA) and Vice President of West Coast Operations from 1998 to 1999; Vice President and General Manager of QMA from 1997 to 1998; and Director of Information Systems for QMA from 1996 to 1997. Prior to joining us, Mr. Lucia served in various executive positions including Senior Vice President, Operations and Chief Information Officer for Celtic Life Insurance Company and Senior Vice President, Insurance Operations for North American Company for Life and Health Insurance. Mr. Lucia is a Fellow of the Life Management Institute (FLMI) Program through LOMA, an international association through which insurance and financial services companies around the world engage in research and educational activities to improve company operations.

              With over 15 years of experience with the Company working across multiple divisions and his prior experience in the insurance industry, Mr. Lucia brings to our Board of Directors in-depth knowledge of the Company and the healthcare and insurance industries. In his prior role as our President and Chief Operating Officer, Mr. Lucia gained critical insights into managing and growing our business in a complex and dynamic healthcare environment, making him well-positioned to lead our management team and provide essential insight and guidance to the Board of Directors from an insider's perspective.

              William S. Mosakowski has served as one of our directors since December 2006. Mr. Mosakowski is the President and Chief Executive Officer of Public Consulting Group, Inc. (PCG), which he founded in 1986. Prior to starting PCG, Mr. Mosakowski served as Assistant Revenue Director for the Massachusetts Department of Developmental Services (formerly the Department of Mental Health and Mental Retardation). He later served as Manager of Reimbursement for the Harvard Community Health Plan and was a senior consultant with Touche Ross & Company. Mr. Mosakowski is the Chairman of the Board of Trustees of Clark University and a founding benefactor of Clark University's Mosakowski Institute for Public Enterprise. Mr. Mosakowski serves on the Board of Directors of several private and not-for-profit companies.

              Given Mr. Mosakowski's experience founding and growing PCG, he brings to our Board of Directors a deep understanding of the healthcare industry, the services that we provide, the markets that we serve and the potential for our continued growth.

              Bart M. Schwartz has served as one of our directors since July 2010. Mr. Schwartz currently serves as the Chairman and Chief Executive Officer of SolutionPoint International, LLC, which provides an integrated array of business intelligence, security and compliance, identity assurance and situational awareness solutions. In 2003, Mr. Schwartz founded his own law firm, which specializes in, among other areas, conducting independent investigations, monitoring and Independent Private Sector Inspector General engagements and developing, auditing and implementing compliance programs. From 1991 to 2003, Mr. Schwartz served as the Chief Executive Officer of Decision Strategies, an internationally recognized investigative and security firm, which was sold to SPX Corporation in 2001.

Mr. Schwartz has over 30 years' experience managing domestic and international investigations, prosecutions and assessments for clients in both the public and private sectors.

              Mr. Schwartz brings extensive legal and compliance experience to our Board of Directors, which is particularly valuable as we continue to expand our business. Mr. Schwartz's background makes him well-positioned to serve as the Chairman of the Compliance Committee and as a member of the Audit and Nominating & Governance Committees.

Vote Required:

              The affirmative vote of a majority of the votes cast at the 2013 Annual Meeting is required to elect each of the five nominees to the Board.

The Board of Directors recommends a vote "FOR" each of the five nominees named in Proposal Two.

PROPOSAL THREE: ADVISORY APPROVAL OF EXECUTIVE COMPENSATION

              We are providing our shareholders the opportunity to vote to approve, on an advisory basis, the compensation of Messrs. Lucia, Hosp and Curtin and Mses. Benko and Perrin, who we refer to as our Named Executive Officers and whose compensation is disclosed in this Proxy Statement in accordance with the SEC's rules. This proposal, which is commonly referred to as "say-on-pay," is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Exchange Act

Proposed Resolution:

              Our Board of Directors is asking shareholders for advisory approval of our 2012 executive compensation:

              RESOLVED, that the compensation paid to the Company's Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation discussion and analysis, the compensation tables and any related material disclosed in the proxy statement for the Company's 2013 Annual Meeting of Shareholders, is hereby approved.

Rationale

              Our executive compensation program is designed to attract, develop, motivate, and retain talented executives to lead our business. Under this program, our executive officers are rewarded for the achievement of our near-term and longer-term financial and strategic goals and for driving corporate financial performance and stability. The program contains elements of cash and equity-based compensation and is designed to align the interests of our executives with those of our shareholders.

              At the 2012 Annual Meeting, approximately 97% of the votes cast on the say-on-pay proposal were in favor of our executive compensation program described in our 2011 Proxy Statement. The Compensation Committee believes that this affirms shareholders' support of the Company's approach to executive compensation, and therefore, did not change its general approach as it made decisions for 2012.

              The "Executive Compensation" section of this Proxy Statement beginning on page 23, including "Compensation Discussion and Analysis," describes in detail our executive compensation program and the decisions made by the Compensation Committee with respect to the year ended December 31, 2012. The following highlights the Compensation Committee's key compensation decisions for 2012, as reported in the 2012 Summary Compensation Table:

  •
  In April 2012, we entered into employment agreements with Messrs. Hosp, Curtin and Ms. Perrin that include standard terms of employment of our senior executives, including consistent separation and change in control protection.

  •
  These employment agreements do not include (i) excise tax gross-ups as a result of termination following a change of control or (ii) provide benefits or material perquisites that are not provided to all employees.

  •
  In mid-2012, the Compensation Committee undertook, with the assistance of FWC, a competitive review of executive compensation. Consistent with prior reviews, the Compensation Committee maintained, as a general reference point for reviewing compensation, a total target direct compensation package for the Named Executive Officers at between the median and the 75th percentile of the levels paid to similarly situated executives in our peer group, reserving flexibility to vary from this positioning. The review evaluated the three key components of our executive compensation program and based on this review, the Compensation Committee made the following determinations:

    •
    Our Named Executive Officers' base salaries and the structure of our short-term (cash) incentive compensation were not changed for 2012 and long-term incentive compensation for 2012 was determined using the same dollar value of each Named Executive Officer's 2011 grant as a basis for determining the number of stock options granted (and in Ms. Benko's case, using the same dollar value as Mr. Hosp and Ms. Perrin).

  •
  In October 2012, the Committee granted annual long-term incentive awards to our Named Executive Officers, which brought target total direct compensation for Messrs. Lucia and Curtin and Mses. Benko and Perrin to between the 25th percentile and the median for the 2012 Peer Group and target total direct compensation for Mr. Hosp to between the median and the 75th percentile for the 2012 Peer Group.

  •
  Annual short-term (cash) incentive compensation earned in 2012 by the Named Executive Officers was determined in March 2013. For 2012, the Company did not achieve its financial target and with the exception of Ms. Benko, none of the other Named Executive Officers achieved the financial target for their respective business unit. As a result, only Ms. Benko received short-term (cash) incentive compensation for 2012.

              As we describe in the Compensation Discussion and Analysis, "pay for performance" is the underlying philosophy for our executive compensation program. The program is designed and administered to align the interests of our senior executives with the interests of our shareholders, thus rewarding individual and team achievements that contribute to the attainment of our business goals; and to provide a balance of total compensation opportunities, including salary, short- and long-term cash and equity incentives that are competitive with similarly situated companies and reflective of our performance. The Board believes this link between compensation and the achievement of our near- and long-term business goals has helped drive our performance over time. At the same time, we believe our program does not encourage excessive risk-taking by management.

Effect of Your Vote on this Proposal

              As an advisory vote, the results of the vote on this proposal are not binding and thus do not overrule any decision by the Company or the Board of Directors (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our shareholders in their vote on this proposal and will consider the outcome of the vote when making future executive compensation decisions.

Vote Required

              The affirmative vote of a majority of the votes cast at the 2013 Annual Meeting is required to approve, on an advisory basis, our 2012 executive compensation as reported in this Proxy Statement.

The Board of Directors recommends a vote "FOR" the proposal to provide advisory approval of the Company's 2012 executive compensation.

 PROPOSAL FOUR: RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              The Board of Directors, in accordance with the recommendation of the Audit Committee, has selected, subject to ratification by shareholders, KPMG LLP (KPMG), an independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2013. KPMG has audited our consolidated financial statements and the financial statements of our predecessor since 1981. Although shareholder ratification of the selection of KPMG is not required by law, we believe that it is advisable to give shareholders an opportunity to ratify this selection. If this proposal is not approved at the 2013Annual Meeting, the Board of Directors may reconsider its selection of KPMG.

              Representatives of KPMG are expected to attend the 2013 Annual Meeting, where they will be available to respond to appropriate questions from shareholders, and make a statement, if they desire.

              In addition to retaining KPMG to audit our financial statements, from time to time, we engage KPMG to perform other services. The following table sets forth the aggregate fees billed by KPMG in connection with the services rendered during the past two fiscal years. All fees set forth below were approved by the Audit Committee of the Board of Directors.

Type of Fee	2012	2011
Audit Fees(1)	$644,200	$510,000
Tax Fees(2)	236,945	254,449
All Other Fees(3)	-	136,200

Total Fees for Services Provided	$881,145	$900,649

(1)
Audit fees represent fees for professional services rendered for the audit of our consolidated financial statements, review of interim financial statements and services normally provided by the independent registered public accounting firm in connection with regulatory filings, including registration statements.

(2)
Represents fees for tax services, including tax compliance, tax advice and tax planning provided during the ordinary course of operations.

(3)
Represents fees related to KPMG's review of the acquisition of HDI Holdings, Inc. in 2011.

Audit Committee Pre-Approval Policies and Procedures

              In accordance with its Charter, the Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm.

              Prior to the annual engagement of our independent registered public accounting firm, the Audit Committee pre-approves all services to be provided. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services. In such circumstances, our senior management seeks approval of the non-audit services that it recommends the Audit Committee engage the independent registered public accounting firm to provide for the fiscal year. A budget, estimating the specific non-audit service spending for the fiscal year, will be provided to the Audit Committee along with the request. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

 Vote Required

              The affirmative vote of a majority of the votes cast at the 2013 Annual Meeting is required to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

The Board of Directors recommends a vote "FOR" the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

REPORT OF AUDIT COMMITTEE

              In accordance with its Charter, the Audit Committee of the Board of Directors (the "Board") of HMS Holdings Corp. (the "Company"), among its other duties, assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing, and financial reporting practices. During 2012, the Audit Committee met four times.

              In discharging its oversight responsibility as to financial reporting process, the Audit Committee reviewed and discussed our audited financial statements as of and for the fiscal year ended December 31, 2012 with management. Management has the responsibility for the preparation of our financial statements and the Company's independent registered public accounting firm, KPMG LLP (KPMG) has the responsibility for the examination of those statements.

              The Audit Committee discussed with KPMG the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T "Communications with Audit Committees."

              The Audit Committee has received from KPMG a formal written statement describing all relationships between KPMG and the Company that might bear on KPMG's independence, as required by applicable requirements of the Public Company Accounting Oversight Board, and discussed with KPMG any relationships that may impact its objectivity and independence. The Audit Committee has also considered whether the provision of non-audit services by KPMG is compatible with its independence. Based on the foregoing, the Audit Committee has concluded that KPMG is independent from the Company and its management.

              Based on the above-mentioned review and discussions with management and KPMG, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2012, for filing with the Securities and Exchange Commission.

              By the Audit Committee of the Board of Directors of HMS Holdings Corp.

Ellen A. Rudnick, Chair
Richard H. Stowe
Cora M. Tellez

              The information contained in the Audit Committee Report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

              The following table sets forth information known to us with respect to the beneficial ownership of our common stock as of April 15, 2013 by (i) each of our non-employee directors, (ii) Messrs. Lucia, Hosp and Curtin and Mses. Benko and Perrin, whom we refer to as our Named Executive Officers, (iii) all of our directors and current executive officers as a group and (iv) each person (or group of affiliated persons) known by us to be the beneficial owner of more than 5% of our common stock.

              Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC. This information does not necessarily indicate beneficial ownership for any other purpose. Under the SEC rules, beneficial ownership includes any shares as to which an entity or individual has sole or shared voting power or investment power and also any shares that the entity or individual has the right to acquire as of June 14, 2013 (60 days after April 15, 2013) through the exercise of stock options. Beneficial ownership includes all shares of restricted stock held by an entity or individual, whether or not vested, but excludes options or other rights vesting after June 14, 2013.

              Percentage of beneficial ownership is based on 87,569,679 shares of common stock outstanding as of April 15, 2013. For each individual and group included in the table below, percentage ownership is calculated by dividing the number of shares beneficially owned by such entity or individual by the sum of the shares of common stock outstanding on April 15, 2013 and the number of shares of common stock that such entity or individual had the right to acquire as of June 14, 2013.

              Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each shareholder named in the following table possesses sole voting and investment power over the shares listed, except for those jointly owned with that person's spouse. Unless otherwise noted below, the address of each person listed on the table is c/o HMS Holdings Corp., 5615 High Point Drive, Irving, TX 75038.

Name of Beneficial Owner	Shares Beneficially Owned
	Shares	Vested Deferred Stock Units(1)	Stock Awards		Shares Acquirable Within 60 Days(2)	Percent (%)
Directors
Robert M. Holster(3)	407,974	11,036	-		20,336	*
William C. Lucia	216,865	-	23,985	(4)	511,539	*
Daniel N. Mendelson	650	-	-		650	*
William F. Miller(5)	157,358	3,366	-		33,585	*
William S. Mosakowski	45,235	-	-		49,785	*
Ellen A. Rudnick	12,369	3,366	-		98,535	*
Bart M. Schwartz	7,117	5,581	-		6,735	*
Michael A. Stocker	6,735	-	-		49,785	*
Richard H. Stowe	-	11,178	-		128,535	*
Cora M. Tellez	1,972	443	-		1,342	*
Named Executive Officers
Andrea Benko	-	-	-		14,875	*
Sean Curtin	-	-	-		-	*
Walter D. Hosp	77,993	-	19,188	(6)	327,457	*
Maria Perrin	-	-	23,985	(7)	105,915	*
All current directors and executive officers as a group (21 persons)(8)	1,028,963	34,970	81,549		1,669,509	*

(*)
Less than 1% of outstanding shares

(1)
Reflects the number of vested deferred stock units credited, as of April 15, 2013, to the account of each non-employee Director participating in the Company's Director Deferred Compensation Plan. Unvested deferred stock units do not have voting power and are payable solely in shares of Company common stock upon the termination of a director's service as a member of the Board for any reason.

(2)
Reflects the number of shares that could be purchased by exercise of options exercisable at April 15, 2013 or within 60 days thereafter under the Company's 2006 Stock Plan and the number of shares underlying restricted stock units that are not subject to outstanding performance conditions and vest within 60 days of April 15, 2013.

(3)
Includes 6,000 shares of common stock held by Mr. Holster's spouse and 200,000 shares held in an irrevocable trust for the benefit of Mr. Holster's children and grandchildren. Mr. Holster's spouse is trustee of the trust. Mr. Holster disclaims beneficial ownership of the shares held by the trust.

(4)
Includes 23,985 restricted stock awards granted on February 19, 2009, which will vest on February 19, 2014.

(5)
Includes 12,000 shares of common stock owned by members of Mr. Miller's family. Mr. Miller disclaims beneficial ownership of the shares of common stock held by his family.

(6)
Includes 1,000 shares of common stock jointly owned by Mr. Hosp and his spouse and 19,188 restricted stock awards granted on February 19, 2009, which will vest on February 19, 2014.

(7)
Includes 23,985 restricted stock awards granted on February 19, 2009, which will vest on February 19, 2014.

(8)
Consists of: All the Named Executive Officers, Directors, and Mses. Dragonetti, Lalani, Marshall, Nustad, South and Wagner and Mr. Singh.

              Based on review of filings with the Securities and Exchange Commission and review of shareholders of record, we have determined that the following entities hold more than 5% of our outstanding shares of common stock.

Name	Shares	Percent of Class
T. Rowe Price Associates, Inc.(1)	10,687,858	12.2%
BlackRock, Inc.(2)	6,463,125	7.44%
William Blair & Co.(3)	9,595,912	11.04%
The Vanguard Group(4)	4,787,166	5.50%

(1)
In a Schedule 13G/A filed with the SEC on February 7, 2013, T. Rowe Price Associates, Inc., a registered investment adviser ("Price Associates"), filing jointly with T. Rowe Price New Horizons Fund, Inc., a registered investment company ("Price New Horizons Fund") reported that Price Associates and Price New Horizons Fund beneficially own an aggregate of 10,687,858 shares, of which Price Associates has sole voting power over 1,922,831 shares and sole dispositive power over 10,687,858 shares and Price New Horizons Fund has sole voting power over 4,873,300 shares. Price Associates does not serve as custodian of the assets of any of its clients; accordingly, in each instance only the client or the client's custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, is vested in the individual and institutional clients for which Price Associates serves as investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time. Except as may be indicated if this is a joint filing with one of the registered investment companies sponsored by Price Associates, not more than 5% of the class of such securities is owned by any one client subject to the investment advice of Price Associates. With respect to securities owned by New Horizons Fund, only State Street Bank and Trust Company, as custodian, has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. No other person is known to have such right, except that the shareholders of each such Fund participate proportionately in any dividends and distributions so paid. Price Associates' principal business address is 100 E. Pratt Street, Baltimore, Maryland 21202.

(2)
In a Schedule 13G/A filed with the SEC on February 8, 2013, BlackRock, Inc. reported it has sole voting and dispositive power over 6,463,125 shares of our common stock. The Schedule 13G/A was filed on BlackRock's behalf and on behalf of its subsidiaries, BlackRock Advisors, LLC; BlackRock Investment Management, LLC; BlackRock Asset Management Australia Limited; BlackRock Asset Management Canada Limited; BlackRock Advisors (UK) Limited; BlackRock Fund Advisors;

  BlackRock International Limited; BlackRock Institutional Trust Company, N.A.; BlackRock Japan Co. Ltd and BlackRock Investment Management (UK) Limited. BlackRock's principal business address is 40 East 52nd Street, New York, NY 10022.

(3)
In a Schedule 13G/A filed with the SEC on February 4, 2013, William Blair & Co. reported it has sole voting and dispositive power over 9,595,912 shares of our common stock. William Blair's principal business address is 222 W. Adams, Chicago, IL 60606.

(4)
In a Schedule 13G filed with the SEC on February 13, 2013, The Vanguard Group reported it beneficially owns 4,787,166 shares, of which it has sole voting power over 120,998 shares, sole dispositive power over 4,670,068 shares and shared dispositive power over 117,098 shares. Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 117,098 shares as a result of its serving as investment manager of collective trust accounts. Vanguard Investments Australia, a wholly-owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 3,900 shares as a result of its serving as investment manager of Australian investment offerings. The Vanguard Group's principal business address is 100 Vanguard Blvd., Malvern, PA 19355.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

              Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, our executive officers, directors and persons owning more than 10% of a registered class of our equity securities are required to file reports of ownership and changes in ownership of common stock with the SEC. Copies of such reports are required to be furnished to us.

              Based solely on a review of the copies of such reports furnished to us, or written representations that no other reports were required, we believe that during fiscal year 2012, all of our executive officers and directors complied with the requirements of Section 16(a), except that due to administrative error: (i) one report covering one transaction was not timely filed by each of Messrs. Lucia, Hosp, and Ms. Perrin; (ii) two reports covering one transaction each were not timely filed by Mr. Curtin; and (iii) three reports covering one transaction each were not timely filed by Ms. Dragonetti.

OTHER BUSINESS

              As of the date of this Proxy Statement, the Board of Directors knows of no business to be presented at the 2013 Annual Meeting other than as set forth herein. If other matters properly come before the 2013 Annual Meeting, the persons named as proxies will vote on such matters in their discretion.

 ANNUAL REPORT

              Our 2012 Annual Report on Form 10-K is concurrently being provided or mailed to shareholders. The Annual Report contains our consolidated financial statements and the report thereon of KPMG LLP, independent registered public accounting firm. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                        BY ORDER OF THE BOARD OF DIRECTORS

                        Walter D. Hosp
                        Chief Financial Officer and
                        Chief Administrative Officer

Dated: May 22, 2013

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

APPENDIX A

AGREEMENT AND PLAN OF MERGER

              THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made as of this            day of            , 2013, by and between HMS Holdings Corp., a New York corporation (the "New York Corporation"), and its wholly-owned subsidiary HMS Holdings Corp., a Delaware corporation (the "Delaware Corporation").

WITNESSETH:

              WHEREAS, the New York Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of New York; and

              WHEREAS, the Delaware Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and

              WHEREAS, the respective Boards of Directors of the New York Corporation and the Delaware Corporation have determined that, for purposes of effecting the reincorporation of the New York Corporation in the State of Delaware, it is advisable, to the advantage of and in the best interests of the Delaware Corporation and its stockholder and the New York Corporation and its shareholders that the New York Corporation merge with and into the Delaware Corporation upon the terms and subject to the conditions herein provided; and

              WHEREAS, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the merger described herein to qualify as a reorganization under the provisions of Section 368 of the Code; and

              WHEREAS, the respective Boards of Directors of the New York Corporation and the Delaware Corporation and the stockholder of the Delaware Corporation have unanimously adopted and approved this Agreement, and the Board of Directors of the New York Corporation has directed that this Agreement be submitted to the shareholders of the New York Corporation for their consideration.

              NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, the New York Corporation and the Delaware Corporation hereby agree as follows:

                  1.    Merger.     Subject to the approval of the shareholders of the New York Corporation in accordance with the New York Business Corporation Law (the "NYBCL"), at such time hereafter as the parties hereto shall mutually agree, the New York Corporation shall be merged with and into the Delaware Corporation (the "Merger"), and the Delaware Corporation shall be the surviving company (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall be effective upon (a) the filing of a Certificate of Merger (the "Certificate of Merger") with the office of the New York Secretary of State in accordance with the provisions of Section 904 of the NYBCL; and (b) the filing of a duly certified Certificate of Ownership and Merger (the "Certificate of Ownership and Merger") with the Secretary of State of the State of Delaware in accordance with the applicable provisions of Section 253 of the Delaware General Corporation Law (the "DGCL"); the date and time of the later of such filings being hereinafter referred to as the "Effective Date." Following the due approval of the Merger by the shareholders of the New York Corporation, subject to the provisions of this Agreement, the Certificate of Merger shall be duly executed by the Delaware Corporation and the New York Corporation and thereafter delivered to the office of the Secretary of State of the State of New York, and the Certificate of Ownership and Merger shall be duly executed by the Delaware

    Corporation and the New York Corporation and thereafter delivered to the office of the Secretary of State of Delaware.

                  2.    Governing Documents.

                      a.     The Certificate of Incorporation of the Delaware Corporation shall be the Certificate of Incorporation of the Surviving Corporation.

                      b.     The Bylaws of the Delaware Corporation shall be the Bylaws of the Surviving Corporation.

                  3.    Officers and Directors.     The directors of the New York Corporation immediately prior to the Effective Date shall be the directors of the Surviving Corporation and the officers of the New York Corporation immediately prior to the Effective Date shall be the officers of the Surviving Corporation. Such directors and officers will hold office from the Effective Date until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and Bylaws of the Surviving Corporation, as the same may be lawfully amended, or as otherwise provided by law.

                  4.    Succession; Name of Surviving Corporation.     As of the Effective Date, the separate existence of the New York Corporation shall cease and the New York Corporation shall be merged with and into the Delaware Corporation, and the name of the Surviving Corporation shall be "HMS Holdings Corp." As of the Effective Date, the Delaware Corporation shall continue to possess all of its assets, rights, privileges, franchises, powers and property of the New York Corporation as constituted immediately prior to the Effective Date, shall be subject to all actions previously taken by the New York Corporation's Board of Directors and shall succeed, without other transfer, to all of the assets, rights, privileges, franchises, powers and property of New York Corporation in the manner of and as more fully set forth in Section 259 of the Delaware General Corporation Law, and (ii) shall continue to be subject to all of the debts, liabilities and obligations of the New York Corporation as constituted immediately prior to the Effective Date and shall succeed, without other transfer, to all of the debts, liabilities and obligations of the New York Corporation in the same manner as if the Delaware Corporation had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the NYBCL.

                  5.    Further Assistance.     From and after the Effective Date, as and when required by the Delaware Corporation or by its successor and assigns, there shall be executed and delivered on behalf of the New York Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Delaware Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, power, franchises and authority of the New York Corporation, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Delaware Corporation are fully authorized in the name and on behalf of the New York Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                  6.    Manner of Conversion of Securities.

                      a.    Common Stock.    At the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of the New York Corporation ("New York Common Stock") outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and non-assessable share of common stock of the Delaware Corporation ("Delaware Common Stock"). Each share of New York Common Stock issued and outstanding immediately prior to the Effective Date that is restricted or not fully vested shall upon such conversion have the same restrictions or vesting arrangements applicable to such shares as prior to the conversion.

                      b.    Preferred Stock.    The New York Corporation represents that it has no outstanding shares of Preferred Stock, and will have no outstanding shares of Preferred Stock, at the Effective Date.

                      c.    Options, Warrants and Stock Purchase Rights.    Upon the Effective Date, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit, profit sharing and incentive compensation plans of the New York Corporation. Each outstanding and unexercised option, warrant, and stock purchase right (each, a "Derivative Security") of the New York Corporation shall become a Derivative Security of the Surviving Corporation on the basis of one share of the Delaware Common Stock for each share of New York Common Stock issuable pursuant to any such Derivative Security, on the same terms and conditions applicable to any such New York Corporation Derivative Security at the Effective Date of Merger. The exercise price for each share of Delaware Common Stock issuable pursuant to any such Derivative Security shall be equal to the exercise price applicable to any such New York Corporation Derivative Security at the Effective Date. No fractional Derivative Security shall be issued upon the exchange of any Derivative Security of the New York Corporation for a Derivative Security of the Delaware Corporation.

                      d.    Reserved Shares.    A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of Derivative Securities equal to the number of shares of New York Common Stock so reserved immediately prior to the Effective Date.

                      e.    New York Corporation Repurchase Rights.    All outstanding rights of the New York Corporation that it may hold immediately prior to the Effective Date to repurchase unvested shares of New York Common Stock (the "Repurchase Options") shall be assigned to the Delaware Corporation in the Merger and shall thereafter be exercisable by the Delaware Corporation upon the same terms and conditions in effect immediately prior to the Effective Date.

                  7.    Outstanding Stock of the Delaware Corporation.     At the Effective Date, the 1,000 shares of the Delaware Common Stock presently issued and outstanding in the name of the New York Corporation shall be canceled and retired and resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of Delaware Common Stock shall be issued in respect thereof.

                  8.    Stock Certificates.     From and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of capital stock of the New York Corporation shall be deemed for all purposes to evidence ownership and to represent the shares of capital stock of the Delaware Corporation into which such shares of the New York Corporation represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Delaware Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Delaware Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of capital stock of the Delaware Corporation evidenced by such outstanding certificates as above provided. Each certificate representing capital stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of the New York Corporation so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, and any additional legends required by applicable Blue Sky laws. If any certificate for shares of the Delaware Corporation stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and that the person requesting such transfer pay to the exchange agent any transfer or other taxes payable by reason of the issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of the Delaware Corporation that such tax has been paid or is not payable.

                  9.    Validity of Delaware Common Stock.     All shares of Delaware Common Stock into which New York Common Stock is to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights, shall, when issued, be validly issued, fully paid and non-assessable and shall be issued in full satisfaction of all rights pertaining to such New York Common Stock.

                  10.    Rights of Former Holders.     From and after the Effective Date, no holder of certificates which evidenced New York Common Stock immediately prior to the Effective Date shall have any rights with respect to the shares formerly evidenced by those certificates, other than the right to receive the shares of Delaware Common Stock into which such New York Common Stock shall have been converted pursuant to the Merger.

                  11.    Abandonment and Termination.     At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the New York Corporation or the Delaware Corporation or both, notwithstanding approval of this Agreement by the sole stockholder of the Delaware Corporation and the stockholders of the New York Corporation.

                  12.    Third Parties.     Except as provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                  13.    Covenants of Delaware Corporation.     The Delaware Corporation covenants and agrees that it will, on or before the Effective Date of Merger:

                      (a)   qualify to do business as a foreign corporation in the State of New York and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of the NYBCL;

                      (b)   file any and all documents with the New York Division of Corporations necessary for the assumption by the Delaware Corporation of all of the franchise tax liabilities of the New York Corporation; and

                      (c)   take such other actions as may be required by the NYBCL in connection with the Merger.

                  14.    Registered Office.     The address of the Corporation's registered office in the State of Delaware is 160 Greentree Drive, Suite 1010, in the City of Dover, County of Kent, 19904. The name of its registered agent at that address is National Registered Agents, Inc.

                  15.    Agreement.     Executed copies of this Agreement shall be on file at the principal place of business of the Surviving Corporation at 401 Park Avenue South, New York, New

    York 10016, and copies thereof shall be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

                  16.    Governing Law.     This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware.

                  17.    Approval of New York Corporation as Sole Stockholder.     By its execution and delivery of this Agreement, the New York Corporation, as sole stockholder of the Delaware Corporation, consents to, approves and adopts this Agreement and the Plan of Merger, and approves the Merger. The New York Corporation agrees to execute such instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement, the Plan of Merger attached as Exhibit A, and the Merger as the sole stockholder of the Delaware Corporation.

                  18.    Expenses.     The Surviving Corporation shall pay all expenses of carrying this Agreement into effect and accomplishing the Merger.

                  19.    Effective Date.     This Agreement and Plan of Merger shall be effective as of the date of filing of a counterpart of this Agreement or a Certificate of Ownership with the State of Delaware.

[Remainder of Page Left Blank Intentionally]

              IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of this day and year first above written.

HMS HOLDINGS CORP., a New York corporation
By:
	Name:	William C. Lucia
	Title:	Chief Executive Officer
ATTEST:
By:	Walter D. Hosp, Chief Financial Officer
HMS HOLDINGS CORP., a Delaware corporation
By:
	Name:	William C. Lucia
	Title:	Chief Executive Officer
ATTEST:
By:	Walter D. Hosp, Chief Financial Officer

 Exhibit A
to Merger Agreement

PLAN OF MERGER

              The following corporations are parties to this Plan of Merger: (i) HMS Holdings Corp., a New York Corporation (the "New York Corporation") and (ii) HMS Holdings Corp., a Delaware corporation (the "Delaware Corporation").

              1.     The New York Corporation owns all of the outstanding shares of the Delaware Corporation.

              2.     The New York Corporation shall be merged with and into the Delaware Corporation (the "Merger").

              3.     All of the shares of the Delaware Corporation outstanding immediately prior to the Merger shall thereupon be canceled.

              4.     Upon the Merger, each outstanding share of common stock, $0.01 par value per share, of the New York Corporation ("New York Common Stock") shall be converted into one share of common stock, $0.01 par value per share, of the Delaware Corporation ("Delaware Common Stock").

              5.     Each holder of shares of the New York Corporation may thereupon surrender the share certificate or certificates to the Secretary of the Delaware Corporation and shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares into which the shares theretofore represented by a certificate or certificates so surrendered shall have been converted.

              6.     Upon the Merger, each outstanding and unexercised option, warrant, or other right to purchase New York Common Stock shall become an option, warrant, or other right to purchase Delaware Common Stock on the basis of one share of Delaware Common Stock for each share of New York Common Stock issuable pursuant to any such option, warrant, or other stock purchase right, on the same terms and conditions applicable to any such the New York Corporation option, warrant, or other stock purchase right.

              7.     The officers and directors of the New York Corporation immediately preceding the Merger shall be the officers and directors of the Delaware Corporation immediately following the Merger.

              8.     The Certificate of Incorporation of the Delaware Corporation as in effect immediately preceding the Merger shall continue in full force and effect as the Certificate of Incorporation of the surviving corporation.

              9.     The Bylaws of the Delaware Corporation as in effect immediately preceding the Merger shall continue in full force and effect as the Bylaws of the surviving corporation.

              10.   The name of the surviving corporation shall be "HMS Holdings Corp.", a Delaware corporation.

              11.   This Plan of Merger shall be effective as of the date of filing of a Certificate of Ownership with the State of Delaware.

[Remainder of Page Left Blank Intentionally]

APPENDIX B

CERTIFICATE OF INCORPORATION

OF

HMS HOLDINGS CORP.

              FIRST: The name of the Corporation is HMS Holdings Corp.

              SECOND: The address of the Corporation's registered office in the State of Delaware is 160 Greentree Drive, Suite 1010, in the City of Dover, County of Kent, 19904. The name of its registered agent at that address is National Registered Agents, Inc.

              THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

              FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 130,000,000 shares, consisting of (i) 125,000,000 shares of Common Stock, $0.01 par value per share ("Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, $0.01 par value per share ("Preferred Stock").

              The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A    COMMON STOCK.

              1.    General.     The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

              2.    Voting.     The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (which, as used herein, shall mean the certificate of incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designations of any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation. There shall be no cumulative voting.

              The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

              3.    Dividends.     Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend or other rights of any then outstanding Preferred Stock.

              4.    Liquidation.     Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential or other rights of any then outstanding Preferred Stock.

B    PREFERRED STOCK.

              Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law.

              Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by adopting a resolution or resolutions providing for the issuance of the shares thereof and by filing a certificate of designations relating thereto in accordance with the General Corporation Law of the State of Delaware, to determine and fix the number of shares of such series and such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of the State of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to any other series of Preferred Stock to the extent permitted by law.

              The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares then outstanding) by the affirmative vote of the holders of a majority of the voting power of the capital stock of the Corporation entitled to vote thereon, voting as a single class, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of the State of Delaware.

              FIFTH: Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

              SIXTH: In furtherance and not in limitation of the powers conferred upon it by the General Corporation Law of the State of Delaware, and subject to the terms of any series of Preferred Stock and stockholder approval when required, the Board of Directors shall have the power to adopt, amend, alter or repeal the By-laws of the Corporation by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present. The stockholders may not adopt, amend, alter or repeal the By-laws of the Corporation, or adopt any provision inconsistent therewith, unless such action is approved, in addition to any other vote required by this Certificate of Incorporation or the By-laws, by the affirmative vote of the holders of a majority of the votes that all the stockholders would be entitled to cast in any annual election of directors or class of directors. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article SIXTH.

              SEVENTH: Except to the extent that the General Corporation Law of the State of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the General Corporation Law of the State of Delaware is amended to permit further elimination or limitation of the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

              EIGHTH: The Corporation shall provide indemnification as follows:

                  1.    Actions, Suits and Proceedings Other than by or in the Right of the Corporation.     The Corporation shall indemnify each person who was or is a party or threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974), and amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  2.    Actions or Suits by or in the Right of the Corporation.     The Corporation shall indemnify any Indemnitee who was or is a party to or threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with such action, suit or proceeding and any appeal therefrom, if Indemnitee acted in good faith and in a manner which Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made under this Section 2 in respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Corporation, unless, and only to the extent, that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys' fees) which the Court of Chancery of Delaware or such other court shall deem proper.

                  3.    Indemnification for Expenses of Successful Party.     Notwithstanding any other provisions of this Article EIGHTH, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article EIGHTH, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, Indemnitee shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by or on behalf of Indemnitee in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to Indemnitee, (ii) an adjudication that Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by Indemnitee, (iv) an adjudication that Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that Indemnitee had reasonable cause to believe his or her conduct was unlawful, Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

                  4.    Notification and Defense of Claim.     As a condition precedent to an Indemnitee's right to be indemnified, such Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving such Indemnitee for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to Indemnitee. After notice from the Corporation to Indemnitee of its election so to assume such defense, the Corporation shall not be liable to Indemnitee for any legal or other expenses subsequently incurred by Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section 4. Indemnitee shall have the right to employ his or her own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Corporation, (ii) counsel to Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article EIGHTH. The Corporation shall not be entitled, without the consent of Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above. The Corporation shall not be required to indemnify Indemnitee under this Article EIGHTH for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

                  5.    Advance of Expenses.     Subject to the provisions of Section 6 of this Article EIGHTH, in the event of any threatened or pending action, suit, proceeding or investigation of which the Corporation receives notice under this Article EIGHTH, any expenses (including attorneys' fees) incurred by or on behalf of Indemnitee in defending an action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by or on behalf of Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined by final judicial decision from which there is no further right to appeal that Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article EIGHTH; and provided further that no such advancement of expenses shall be made under this Article EIGHTH if it is determined (in the manner described in Section 6) that (i) Indemnitee did not act in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, Indemnitee had reasonable cause to believe his or her conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of Indemnitee to make such repayment.

                  6.    Procedure for Indemnification and Advancement of Expenses.     In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article EIGHTH, an Indemnitee shall submit to the Corporation a written request. Any such advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of Indemnitee, unless (i) the Corporation has assumed the defense pursuant to Section 4 of this Article EIGHTH (and none of the circumstances described in Section 4 of this Article EIGHTH that would nonetheless entitle the Indemnitee to indemnification for the fees and expenses of separate counsel have occurred) or (ii) the Corporation determines within such 60-day period that Indemnitee did not meet the applicable standard of conduct set forth in Section 1, 2 or 5 of this Article EIGHTH, as the case may be. Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 1 or 2 only as authorized in the specific case upon a determination by the Corporation that the indemnification of Indemnitee is proper because Indemnitee has met the applicable standard of conduct set forth in Section 1 or 2, as the case may be. Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), whether or not a quorum, (b) by a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) if there are no disinterested directors, or if the disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion, or (d) by the stockholders of the Corporation.

                  7.    Remedies.     The right to indemnification or advancement of expenses as granted by this Article EIGHTH shall be enforceable by Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 of this Article EIGHTH that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. In any suit brought by Indemnitee to enforce a right to indemnification, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall have the burden of proving that Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article EIGHTH. Indemnitee's expenses (including attorneys' fees) reasonably incurred in connection with successfully establishing Indemnitee's right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation. Notwithstanding the foregoing, in any suit brought by Indemnitee to enforce a right to indemnification hereunder it shall be a defense that the Indemnitee has not met any applicable standard for indemnification set forth in the General Corporation Law of the State of Delaware.

                  8.    Limitations.     Notwithstanding anything to the contrary in this Article EIGHTH, except as set forth in Section 7 of this Article EIGHTH, the Corporation shall not indemnify an Indemnitee pursuant to this Article EIGHTH in connection with a proceeding (or part thereof) initiated by such Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Article EIGHTH, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund indemnification payments to the Corporation to the extent of such insurance reimbursement.

                  9.    Subsequent Amendment.     No amendment, termination or repeal of this Article EIGHTH or of the relevant provisions of the General Corporation Law of the State of Delaware or any other applicable laws shall adversely affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

                  10.    Other Rights.     The indemnification and advancement of expenses provided by this Article EIGHTH shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in Indemnitee's official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of Indemnitee. Nothing contained in this Article EIGHTH shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article EIGHTH. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article EIGHTH.

                  11.    Partial Indemnification.     If an Indemnitee is entitled under any provision of this Article EIGHTH to indemnification by the Corporation for some or a portion of the expenses (including attorneys' fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) or amounts paid in settlement actually and reasonably incurred by or on behalf of Indemnitee in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify Indemnitee for the portion of such expenses (including attorneys' fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) or amounts paid in settlement to which Indemnitee is entitled.

                  12.    Insurance.     The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware.

                  13.    Savings Clause.     If this Article EIGHTH or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees), liabilities, losses, judgments, fines (including excise taxes and penalties arising under the Employee Retirement Income Security Act of 1974) and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article EIGHTH that shall not have been invalidated and to the fullest extent permitted by applicable law.

                  14.    Definitions.     Terms used herein and defined in Section 145(h) and Section 145(i) of the General Corporation Law of the State of Delaware shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

              NINTH: This Article NINTH is inserted for the management of the business and for the conduct of the affairs of the Corporation.

                  1.    General Powers.     The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

                  2.    Number of Directors; Election of Directors.     Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall be established by the Board of Directors. Election of directors need not be by written ballot, except as and to the extent provided in the By-laws of the Corporation.

                  3.    Classes of Directors.     Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into two classes, designated Class I and Class II. Each class shall consist, as nearly as may be possible, of one-half of the total number of directors constituting the entire Board of Directors, with Class I containing the unequal number of directors, if necessary. The Board of Directors is authorized to assign members of the Board of Directors already in office to Class I or Class II at the time such classification becomes effective.

                  4.    Terms of Office.     Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the second annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the Corporation's first annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; and each director initially assigned to Class II shall serve for a term expiring at the Corporation's second annual meeting of stockholders held after the effectiveness of this Certificate of Incorporation; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal.

                  5.    Quorum.     The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors fixed pursuant to Section 2 of this Article NINTH shall constitute a quorum of the Board of Directors. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

                  6.    Action at Meeting.     Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by this Certificate of Incorporation.

                  7.    Removal.     Subject to the rights of holders of any series of Preferred Stock, directors of the Corporation may be removed with or without cause and only by the affirmative vote of the holders of a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors. Any director may be removed for cause by a vote of the majority of directors present at a meeting duly held at which a quorum is present.

                  8.    Vacancies.     Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly created directorship in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director's earlier death, resignation or removal.

                  9.    Stockholder Nominations and Introduction of Business, Etc.     Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the By-laws of the Corporation.

                  10.    Amendments to Article.     Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article NINTH.

              TENTH: Stockholders of the Corporation may not take any action by written consent in lieu of a meeting unless written consents of all of the votes which stockholders would be entitled to cast in any annual election of directors are received by the Corporation in accordance with the By-laws of the Corporation.

              ELEVENTH: Special meetings of stockholders for any purpose or purposes may be called at any time by only the Board of Directors, the Chairman of the Board or the Chief Executive Officer in accordance with the By-laws of the Corporation. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH.

              IN WITNESS WHEREOF, this Certificate of Incorporation, which has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware, has been executed by its duly authorized officer this [          ] day of [            ], 2013.

HMS HOLDINGS CORP.
By:
Name:
	Title:	President

APPENDIX C

BY-LAWS

OF

HMS HOLDINGS CORP.

i

ii

Page
5.8	Pronouns	C-17
ARTICLE VI
AMENDMENTS		C-17

iii

ARTICLE I

STOCKHOLDERS

              1.1    Place of Meetings.     All meetings of stockholders shall be held at such place as may be designated from time to time by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President or, if not so designated, at the principal office of the corporation.

              1.2    Annual Meeting.     The annual meeting of stockholders for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time designated by the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President (which date shall not be a legal holiday in the place where the meeting is to be held).

              1.3    Special Meetings.     Special meetings of stockholders for any purpose or purposes may be called at any time by only the Board of Directors, the Chairman of the Board or the Chief Executive Officer. Such special meetings shall be cal1ed by the Board of Directors, the Chairman of the Board or the Chief Executive Officer at the request in writing from Eligible Holders (as defined below) of at least thirty percent (30%) of the capital stock of the corporation issued and outstanding and entitled to vote. "Eligible Holder" means any record holder of outstanding shares of common stock of the corporation that (i) is making such request on its own behalf (and not on behalf of a beneficial owner of such common stock), or (ii) is making such request on behalf of a beneficial owner of such common stock, provided that, in the case of this clause (ii), such request must be accompanied by proof of such beneficial ownership in a form that would be sufficient to prove eligibility to submit a stockholder proposal under paragraph (b) of Rule 14a-8 promulgated under the Exchange Act, or any successor rule. In determining whether requests to call a special meeting have been received from Eligible Holders of at least 30% of the outstanding shares of common stock of the corporation, separate requests to call a special meeting will not be considered together if they relate to different items of business. Subject to paragraph 1.3(d) below, business transacted at any special meeting of stockholders shall be limited to the proposals set forth in the notice of such meeting. The Board of Directors may postpone or reschedule any previously scheduled special meeting of stockholders. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

                  (a)   A written request from a stockholder to call a special meeting shall not be effective unless it is signed and dated by a stockholder of record and unless it includes (i) all of the information and representations (including any required supplements) described in Section 1.10 of these By-laws if such business relates to the election of directors and (ii) all of the information and representations (including any required supplements) described in Section 1.11 of these By-laws in the case of all other business. A stockholder may revoke a request to call a special meeting by written revocation delivered to the secretary at any time prior to the special meeting; provided, however, that if as a result of such revocation(s), there no longer are requests to call a special meeting from Eligible Holders of at least 30% of the outstanding common stock of the corporation, the board of directors shall have the discretion to determine whether or not to proceed with the special meeting.

                  (b)   A written request from a stockholder to call a special meeting shall be ineffective if (1) it relates to an item of business that is not a proper subject for stockholder action under applicable law, (2) such request is delivered between the time beginning on the 61st calendar day after the earliest date of signature on a written request that has been delivered to the secretary relating to an item of business (other than the election of directors) that is identical or substantially similar (a "Similar Item") to an item of business included in such request and ending on the one-year anniversary of such earliest date, (3) a Similar Item will be submitted for stockholder approval at any stockholder meeting to be held on or before the 90th calendar day after the secretary receives such written request, or (4) a Similar Item has been presented at the most recent annual meeting or at any special meeting held within one year prior to receipt by the secretary of such request to call a special meeting.

                  (c)   The board of directors shall determine in good faith whether the requirements set forth in paragraph 1.3(b) have been satisfied. The secretary shall determine in good faith whether all other requirements set forth in this subsection have been satisfied. Any determination made pursuant to this paragraph 1.3(c) shall be binding on the corporation and its stockholders.

                  (d)   The board of directors shall determine the place, and fix the date and time, of any stockholder-requested special meeting. The board of directors may submit its own proposal or proposals for consideration at a stockholder-requested special meeting. The record date for such meeting shall be fixed in accordance with Section 213 (or its successor provisions) of the General Corporation Law of Delaware and in accordance with Section 4.5 of these By-laws.

              1.4    Notice of Meetings.     Except as otherwise provided by law, notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 calendar days before the date of the meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.

              1.5    Voting List.     The Secretary shall prepare, at least 10 calendar days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 calendar days prior to the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (b) during ordinary business hours, at the principal place of business of the corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

              1.6    Quorum.     Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, the holders of a majority in voting power of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business; provided, however, that where a separate vote by a class or classes or series of capital stock is required by law or the Certificate of Incorporation, the holders of a majority in voting power of the shares of such class or classes or series of the capital stock of the corporation issued and outstanding and entitled to vote on such matter, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on such matter. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

              1.7    Adjournments.     Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these By-laws by the chairman of the meeting or by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum. It shall not be necessary to notify any stockholder of any adjournment of less than 30 calendar days if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

              1.8    Voting and Proxies.     Each stockholder shall have one vote for each share of stock entitled to vote and held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person (including by means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such meeting) or may authorize another person or persons to vote for such stockholder by a proxy executed or transmitted in a manner permitted by the General Corporation Law of the State of Delaware by the stockholder or such stockholder's authorized agent and delivered (including by electronic transmission) to the Secretary of the corporation. No such proxy shall be voted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.

              1.9    Action at Meeting.     When a quorum is present at any meeting, any matter to be voted upon by the stockholders at such meeting shall be decided by the vote of the holders of shares of stock having a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter (or if there are two or more classes or series of stock entitled to vote as separate classes, then in the case of each such class or series, the holders of a majority in voting power of the shares of stock of that class or series present or represented at the meeting and voting affirmatively or negatively on such matter), except when a different vote is required by law, the Certificate of Incorporation or these By-laws. A nominee for director shall be elected by the stockholders at such meeting if the votes cast "for" such nominee's election exceed the votes cast "against" such nominee's election (with "abstentions" and "broker non-votes" not counted as a vote either "for" or "against" that director's election); provided, that directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the secretary of the corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for director set forth in Section 1.10 of these By-laws and (ii) such nomination has not been withdrawn by such stockholder on or before the tenth business day before the corporation first mails its notice of meeting to the stockholders. No amendment to these By-laws shall alter, change or repeal any of the foregoing provisions of this Section 1.9 unless such proposed amendment shall receive the affirmative vote of the holders of not less than 51% of the outstanding shares of capital stock of the corporation entitled to vote at an election of directors.

              1.10    Nomination of Directors.

                  (a)   Except for (1) any directors entitled to be elected by the holders of preferred stock, (2) any directors elected in accordance with Section 2.9 hereof by the Board of Directors to fill a vacancy or newly-created directorship or (3) as otherwise required by applicable law or stock exchange regulation, at any meeting of stockholders, only persons who are nominated in accordance with the procedures in this Section 1.10 shall be eligible for election as directors.

    Nomination for election to the Board of Directors at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who (x) timely complies with the notice procedures in Section 1.10(b), (y) is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting and (z) is entitled to vote at such meeting.

                  (b)   To be timely, a stockholder's notice must be received in writing by the Secretary at the principal executive offices of the corporation as follows: (i) in the case of an election of directors at an annual meeting of stockholders, not less than 90 calendar days nor more than 120 calendar days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 calendar days, or delayed by more than 60 calendar days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be so received not earlier than the 120th calendar day prior to such annual meeting and not later than the close of business on the later of (A) the 90th calendar day prior to such annual meeting and (B) the tenth calendar day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of an election of directors at a special meeting of stockholders, provided that the Board of Directors, the Chairman of the Board or the Chief Executive Officer has determined, in accordance with Section 1.3, that directors shall be elected at such special meeting and provided further that the nomination made by the stockholder is for one of the director positions that the Board of Directors, the Chairman of the Board or the Chief Executive Officer, as the case may be, has determined will be filled at such special meeting, not earlier than the 120th calendar day prior to such special meeting and not later than the close of business on the later of (x) the 90th calendar day prior to such special meeting and (y) the tenth calendar day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs. In no event shall the adjournment or postponement of a meeting (or the public disclosure thereof) commence a new time period (or extend any time period) for the giving of a stockholder's notice.

                  The stockholder's notice to the Secretary shall set forth: (A) as to each proposed nominee (1) such person's name, age, business address and, if known, residence address, (2) such person's principal occupation or employment, (3) the class and series and number of shares of stock of the corporation that are, directly or indirectly, owned, beneficially or of record, by such person, (4) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among (x) the stockholder, the beneficial owner, if any, on whose behalf the nomination is being made and the respective affiliates and associates of, or others acting in concert with, such stockholder and such beneficial owner, on the one hand, and (y) each proposed nominee, and his or her respective affiliates and associates, or others acting in concert with such nominee(s), on the other hand, including all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made or any affiliate or associate thereof or person acting in concert therewith were the "registrant" for purposes of such Item and the proposed nominee were a director or executive officer of such registrant, and (5) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is being made (1) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (2) the class and series and number of shares of stock of the corporation that are, directly or indirectly, owned, beneficially or of record, by such stockholder and such beneficial owner, (3) a description of any agreement, arrangement or understanding between or among such stockholder and/or such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are being made or who may participate in the solicitation of proxies in favor of electing such nominee(s), (4) a description of any agreement, arrangement or understanding (including any derivative or short positions, swaps, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, such stockholder or such beneficial owner, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner with respect to shares of stock of the corporation, (5) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (6) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice and (7) a representation whether such stockholder and/or such beneficial owner intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation's outstanding capital stock reasonably believed by such stockholder or such beneficial owner to be sufficient to elect the nominee (and such representation shall be included in any such proxy statement and form of proxy) and/or (y) otherwise to solicit proxies from stockholders in support of such nomination (and such representation shall be included in any such solicitation materials). Not later than 10 calendar days after the record date for the meeting, the information required by Items (A)(1)-(5) and (B)(1)-(5) of the prior sentence shall be supplemented by the stockholder giving the notice in order to provide updated information as of the record date. In addition, to be effective, the stockholder's notice must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The corporation may require any proposed nominee to furnish such other information as the corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation or whether such nominee would be independent under applicable Securities and Exchange Commission and stock exchange rules. A stockholder shall not have complied with this Section 1.10(b) if the stockholder (or beneficial owner, if any, on whose behalf the nomination is made) solicits or does not solicit, as the case may be, proxies in support of such stockholder's nominee in contravention of the representations with respect thereto required by this Section 1.10.

                  (c)   The chairman of any meeting shall have the power and duty to determine whether a nomination was made in accordance with the provisions of this Section 1.10 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's nominee in compliance with the representations with respect thereto required by this Section 1.10), and if the chairman should determine that a nomination was not made in accordance with the provisions of this Section 1.10, the chairman shall so declare to the meeting and such nomination shall not be brought before the meeting.

                  (d)   Except as otherwise required by law, nothing in this Section 1.10 shall obligate the corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any nominee for director submitted by a stockholder.

                  (e)   Notwithstanding the foregoing provisions of this Section 1.10, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present a nomination, such nomination shall not be brought before the meeting, notwithstanding that proxies in respect of such nominee may have been received by the corporation. For purposes of this Section 1.10, to be considered a "qualified representative of the stockholder", a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, at the meeting of stockholders.

                  (f)    For purposes of this Section 1.10, "public disclosure" shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

              1.11    Notice of Business at Meetings.

                  (a)   At any meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before a special meeting, business must be brought before the meeting in accordance with Section 1.3, Section 1.10 or Section 1.11 of these By-laws. To be properly brought before an annual or special meeting, business must be (1) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (2) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (3) properly brought before the meeting by a stockholder. For business to be properly brought before an annual or special meeting by a stockholder, (i) if such business relates to the nomination of a person for election as a director of the corporation, the procedures in Section 1.10 must be complied with and (ii) if such business relates to any other matter, the business must constitute a proper matter under Delaware law for stockholder action and the stockholder must (x) have given timely notice thereof in writing to the Secretary in accordance with the procedures in Section 1.11(b), (y) be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual or special meeting and (z) be entitled to vote at such annual or special meeting.

                  (b)   To be timely, a stockholder's notice must be received in writing by the Secretary at the principal executive offices of the corporation as follows: (i) in the case of an annual meeting, not less than 90 calendar days nor more than 120 calendar days prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 calendar days, or delayed by more than 60 calendar days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be so received not earlier than the 120th calendar day prior to such annual meeting and not later than the close of business on the later of (A) the 90th calendar day prior to such annual meeting and (B) the tenth calendar day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of a special meeting of stockholders, not earlier than the 120th calendar day prior to such special meeting and not later than the close of business on the later of (x) the 90th calendar day prior to such special meeting and (y) the tenth calendar day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs. In no event shall the adjournment or postponement of a stockholders' meeting (or the public announcement thereof) commence a new time period (or extend any time period) for the giving of a stockholder's notice. In no event shall the adjournment or postponement of a stockholders' meeting (or the public disclosure thereof) commence a new time period (or extend any time period) for the giving of a stockholder's notice.

                  The stockholder's notice to the Secretary shall set forth: (A) as to each matter the stockholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the meeting, (2) the text of the proposal (including the exact text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the By-laws, the exact text of the proposed amendment), and (3) the reasons for conducting such business at the annual meeting, and (B) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is being made (1) the name and address of such stockholder, as they appear on the corporation's books, and of such beneficial owner, (2) the class and series and number of shares of stock of the corporation that are, directly or indirectly, owned, beneficially or of record, by such stockholder and such beneficial owner, (3) a description of any material interest of such stockholder or such beneficial owner and the respective affiliates and associates of, or others acting in concert with, such stockholder or such beneficial owner in such business, (4) a description of any agreement, arrangement or understanding between or among such stockholder and/or such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business or who may participate in the solicitation of proxies in favor of such proposal, (5) a description of any agreement, arrangement or understanding (including any derivative or short positions, swaps, profit interests, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into by, or on behalf of, such stockholder or such beneficial owner, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, such stockholder or such beneficial owner with respect to shares of stock of the corporation, (6) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the business proposed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (7) a representation that such stockholder and/or such beneficial owner intends to appear in person or by proxy at the annual meeting to bring such business before the meeting and (8) a representation whether such stockholder and/or such beneficial owner intends or is part of a group which intends (x) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation's outstanding capital stock required to approve or adopt the proposal (and such representation shall be included in any such proxy statement and form of proxy) and/or (y) otherwise to solicit proxies from stockholders in support of such proposal (and such representation shall be included in any such solicitation materials). Not later than 10 calendar days after the record date for the meeting, the information required by Items (A)(3) and (B)(1)-(6) of the prior sentence shall be supplemented by the stockholder giving the notice in order to provide updated information as of the record date. Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any meeting of stockholders except in accordance with the procedures in this Section 1.11; provided that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Exchange Act and is to be included in the corporation's proxy statement for an annual meeting of stockholders shall be deemed to comply with the notice requirements of this Section 1.11. A stockholder shall not have complied with this Section 1.11(b) if the stockholder (or beneficial owner, if any, on whose behalf the proposal is made) solicits or does not solicit, as the case may be, proxies in support of such stockholder's proposal in contravention of the representations with respect thereto required by this Section 1.11.

                  (c)   The chairman of any meeting shall have the power and duty to determine whether business was properly brought before the meeting in accordance with the provisions of this Section 1.11 (including whether the stockholder or beneficial owner, if any, on whose behalf the proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder's proposal in compliance with the representation with respect thereto required by this Section 1.11), and if the chairman should determine that business was not properly brought before the meeting in accordance with the provisions of this Section 1.11, the chairman shall so declare to the meeting and such business shall not be brought before the annual meeting.

                  (d)   Except as otherwise required by law, nothing in this Section 1.11 shall obligate the corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any proposal submitted by a stockholder.

                  (e)   Notwithstanding the foregoing provisions of this Section 1.11, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present business, such business shall not be considered, notwithstanding that proxies in respect of such business may have been received by the corporation.

                  (f)    For purposes of this Section 1.11, the terms "qualified representative of the stockholder" and "public disclosure" shall have the same meaning as in Section 1.10.

              1.12    Conduct of Meetings.

                  (a)   Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman's absence by the Vice Chairman of the Board, if any, or in the Vice Chairman's absence by the Chief Executive Officer, or in the Chief Executive Officer's absence, by the President, or in the President's absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board of Directors. The Secretary shall act as secretary of the meeting, but in the Secretary's absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

                  (b)   The Board of Directors may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

                   (c)   The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

                   (d)   In advance of any meeting of stockholders, the Board of Directors, the Chairman of the Board, the Chief Executive Officer or the President shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the corporation. Each inspector, before entering upon the discharge of such inspector's duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector's ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law. Every vote taken by ballots shall be counted by a duly appointed inspector or duly appointed inspectors.

              1.13    Consent Solicitation.

                  (a)   In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 calendar days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within 10 calendar days after the date on which such a request is received, adopt a resolution fixing the record date (unless a record date has previously been fixed by the Board of Directors pursuant to the first sentence of this Section 1.13(a)). If no record date has been fixed by the Board of Directors pursuant to the first sentence of this Section 1.13(a) or otherwise within 10 calendar days of the date on which such a written request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date after the expiration of such 10-day time period on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

                  (b)   In the event of the delivery, in the manner provided by this Section 1.13 and applicable law, to the corporation of a written consent or consents purporting to authorize or take corporate action and/or related revocations, which for the avoidance of doubt shall be all of the voting power of the shares of the capital stock of the corporation issued and outstanding and entitled to vote, (such written consent or consents together with any related revocations is referred to in this section as a "Consent"), the Secretary shall provide for the safekeeping of such Consent and shall immediately appoint duly qualified and independent inspectors to: (i) conduct promptly such reasonable ministerial review as such inspectors deem necessary or appropriate for the purpose of ascertaining the sufficiency and validity of such Consent and all matters incident thereto, including whether holders of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent; and (ii) deliver to the Secretary a written report regarding the foregoing. For the purpose of permitting the inspector or inspectors to perform such review, no action by written consent and without a meeting shall be effective until such inspector or inspectors have completed their review, determined that the requisite number of valid and unrevoked consents, which for the avoidance of doubt shall be all of the voting power of the shares of the capital stock of the corporation issued and outstanding and entitled to vote, delivered to the corporation in accordance with this Section 1.13 and applicable law have been obtained to authorize or take the action specified in the consents, and certified such determination for entry in the records of the corporation kept for the purpose of recording the proceedings of meetings of stockholders. If after such investigation and report the Secretary shall determine that the Consent is valid and that holders of shares having the requisite voting power to authorize or take the action specified in the Consent have given consent, that fact shall be certified on the records of the corporation kept for the purpose of recording the proceedings of meetings of stockholders, and the Consent shall be filed in such records, at which time the Consent shall become effective as stockholder action. Nothing contained in this Section 1.13 shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspector or inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

ARTICLE II

DIRECTORS

              2.1    General Powers.     The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation.

              2.2    Number, Election and Qualification.     Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the corporation shall be established by the Board of Directors. Election of directors need not be by written ballot. Directors need not be stockholders of the corporation.

              2.3    Chairman of the Board; Vice Chairman of the Board.     The Board of Directors may appoint from its members a Chairman of the Board and a Vice Chairman of the Board, neither of whom need be an employee or officer of the corporation. If the Board of Directors appoints a Chairman of the Board, such Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors and, if the Chairman of the Board is also designated as the corporation's Chief Executive Officer, shall have the powers and duties of the Chief Executive Officer prescribed in Section 3.7 of these By-laws. If the Board of Directors appoints a Vice Chairman of the Board, such Vice Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors. Unless otherwise provided by the Board of Directors, the Chairman of the Board or, in the Chairman's absence, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors.

              2.4    Classes of Directors.     Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into two classes: Class I and Class II. Each class shall consist, as nearly as may be possible, of one-half of the total number of directors constituting the entire Board of Directors, with Class I containing the unequal number of directors, if necessary. The allocation of directors among classes shall be determined by resolution of the Board of Directors.

              2.5    Terms of Office.     Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the second annual meeting of stockholders following the annual meeting of stockholders at which such director was elected; provided that each director initially assigned to Class I shall serve for a term expiring at the corporation's first annual meeting of stockholders held after the effectiveness of these By-laws; and each director initially assigned to Class II shall serve for a term expiring at the corporation's second annual meeting of stockholders held after the effectiveness of these By-laws; provided further, that the term of each director shall continue until the election and qualification of his or her successor and be subject to his or her earlier death, resignation or removal.

              2.6    Quorum.     The greater of (a) a majority of the directors at any time in office and (b) one-third of the number of directors established by the Board of Directors pursuant to Section 2.2 of these By-laws shall constitute a quorum of the Board of Directors. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

              2.7    Action at Meeting.     Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless a greater number is required by law or by the Certificate of Incorporation.

              2.8    Removal.     Subject to the rights of holders of any series of Preferred Stock, directors of the corporation may be removed, with or without cause, and only by the affirmative vote of the holders of a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors. Any director may be removed for cause by a vote of the majority of directors present a meeting duly held at which a quorum is present.

              2.9    Vacancies.     Subject to the rights of holders of any series of Preferred Stock, any vacancy or newly-created directorship on the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor or until such director's earlier death, resignation or removal.

              2.10    Resignation.     Any director may resign by delivering a resignation in writing or by electronic transmission to the corporation at its principal office or to the Chairman of the Board, the Chief Executive Officer, the President or the Secretary. Such resignation shall be effective upon delivery unless it is specified to be effective at some later time or upon the happening of some later event.

              2.11    Regular Meetings.     Regular meetings of the Board of Directors may be held without notice at such time and place as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

              2.12    Special Meetings.     Special meetings of the Board of Directors may be held at any time and place designated in a call by the Chairman of the Board, the Chief Executive Officer, the President, two or more directors, or by one director in the event that there is only a single director in office.

              2.13    Notice of Special Meetings.     Notice of the date, place and time of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (a) in person or by telephone at least 24 hours in advance of the meeting, (b) by sending written notice by reputable overnight courier, telecopy, facsimile or electronic transmission, or delivering written notice by hand, to such director's last known business, home or electronic transmission address at least 48 hours in advance of the meeting, or (c) by sending written notice by first-class mail to such director's last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

              2.14    Meetings by Conference Communications Equipment.     Directors may participate in meetings of the Board of Directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

              2.15    Action by Consent.     Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent to the action in writing or by electronic transmission, and the written consents or electronic transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

              2.16    Committees.     The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation with such lawfully delegable powers and duties as the Board of Directors thereby confers, to serve at the pleasure of the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-laws for the Board of Directors. Except as otherwise provided in the Certificate of Incorporation, these By-laws, or the resolution of the Board of Directors designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

              2.17    Compensation of Directors.     Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary entities in any other capacity and receiving compensation for such service.

 ARTICLE III

OFFICERS

              3.1    Titles.     The officers of the corporation shall consist of a Chief Executive Officer, a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

              3.2    Election.     The Chief Executive Officer, President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

              3.3    Qualification.     No officer need be a stockholder. Any two or more offices may be held by the same person.

              3.4    Tenure.     Except as otherwise provided by law, by the Certificate of Incorporation or by these By-laws, each officer shall hold office until such officer's successor is elected and qualified, unless a different term is specified in the resolution electing or appointing such officer, or until such officer's earlier death, resignation or removal.

              3.5    Resignation and Removal.     Any officer may resign by delivering a written resignation to the corporation at its principal office or to the Chief Executive Officer, the President or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event. Any officer may be removed at any time, with or without cause, by vote of a majority of the directors then in office. Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer's resignation or removal, or any right to damages on account of such removal, whether such officer's compensation be by the month or by the year or otherwise, unless such compensation is expressly provided for in a duly authorized written agreement with the corporation.

              3.6    Vacancies.     The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of Chief Executive Officer, President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of such officer's predecessor and until a successor is elected and qualified, or until such officer's earlier death, resignation or removal.

              3.7    President; Chief Executive Officer.     Unless the Board of Directors has designated another person as the corporation's Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The Chief Executive Officer shall have general charge and supervision of the business of the corporation subject to the direction of the Board of Directors, and shall perform all duties and have all powers that are commonly incident to the office of chief executive or that are delegated to such officer by the Board of Directors. The President shall perform such other duties and shall have such other powers as the Board of Directors or the Chief Executive Officer (if the President is not the Chief Executive Officer) may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer or the President (if the President is not the Chief Executive Officer), the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the Chief Executive Officer and when so performing such duties shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.

              3.8    Vice Presidents.     Each Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

              3.9    Secretary and Assistant Secretaries.     The Secretary shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

              Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

              In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the chairman of the meeting shall designate a temporary secretary to keep a record of the meeting.

              3.10    Treasurer and Assistant Treasurers.     The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned by the Board of Directors or the Chief Executive Officer. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

              The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

              3.11    Salaries.     Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

              3.12    Delegation of Authority.     The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

ARTICLE IV

CAPITAL STOCK

              4.1    Issuance of Stock.     Subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any shares of the authorized capital stock of the corporation held in the corporation's treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such lawful consideration and on such terms as the Board of Directors may determine.

              4.2    Stock Certificates; Uncertificated Shares.     The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the corporation's stock shall be uncertificated shares. Every holder of stock of the corporation represented by certificates shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, representing the number of shares held by such holder registered in certificate form. Each such certificate shall be signed in a manner that complies with Section 158 of the General Corporation Law of the State of Delaware.

              Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these By-laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

              If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each certificate representing shares of such class or series of stock, provided that in lieu of the foregoing requirements there may be set forth on the face or back of each certificate representing shares of such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

              Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 202(a) or 218(a) of the General Corporation Law of the State of Delaware or, with respect to Section 151 of General Corporation Law of the State of Delaware, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

              4.3    Transfers.     Shares of stock of the corporation shall be transferable in the manner prescribed by law and in these By-laws. Transfers of shares of stock of the corporation shall be made only on the books of the corporation or by transfer agents designated to transfer shares of stock of the corporation. Subject to applicable law, shares of stock represented by certificates shall be transferred only on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-laws.

              4.4    Lost, Stolen or Destroyed Certificates.     The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity and posting of such bond as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

              4.5    Record Date.     The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not precede the date on which the resolution fixing the record date is adopted, and such record date shall not be more than 60 nor less than 10 calendar days before the date of such meeting, nor more than 60 calendar days prior to any other action to which such record date relates.

              If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. If no record date is fixed, the record date for determining stockholders for any other purpose (other than stockholder action by consent) shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

              A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

              4.6    Regulations.     The issue, transfer, conversion and registration of shares of stock of the corporation shall be governed by such other regulations as the Board of Directors may establish.

ARTICLE V

GENERAL PROVISIONS

              5.1    Fiscal Year.     Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of January of each year and end on the last day of December in each year.

              5.2    Corporate Seal.     The corporate seal shall be in such form as shall be approved by the Board of Directors.

              5.3    Waiver of Notice.     Whenever notice is required to be given by law, by the Certificate of Incorporation or by these By-laws, a written waiver signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time of the event for which notice is to be given, shall be deemed equivalent to notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in any such waiver. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

              5.4    Voting of Securities.     Except as the Board of Directors may otherwise designate, the Chief Executive Officer, the President or the Treasurer may waive notice of, vote, or appoint any person or persons to vote, on behalf of the corporation at, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at, any meeting of stockholders or securityholders of any other entity, the securities of which may be held by this corporation.

              5.5    Evidence of Authority.     A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

              5.6    Certificate of Incorporation.     All references in these By-laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

              5.7    Severability.     Any determination that any provision of these By-laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-laws.

              5.8    Pronouns.     All pronouns used in these By-laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

ARTICLE VI

AMENDMENTS

              Except as specifically provided herein, these By-laws may be altered, amended or repealed, in whole or in part, or new By-laws may be adopted by the Board of Directors or by a majority vote of the stockholders.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. HMS HOLDINGS CORP. 5615 HIGH POINT DRIVE IRVING, TEXAS 75038 M60387-TBD HMS HOLDINGS CORP. The Board of Directors recommends you vote FOR the Director Nominees listed in Proposal 2 and FOR Proposals 1, 3 and 4. For Against Abstain ! ! ! 1. To approve a change of the Company's state of incorporation from New York to Delaware. For Against Abstain ! ! ! 3. Advisory approval of the Company’s 2012 executive compensation. 2. Election of Directors ! ! ! ! ! ! 2a. Daniel N. Mendelson 4. Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013. ! ! ! 2b. William F. Miller III ! ! ! NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. 2c. Ellen A. Rudnick ! ! ! 2d. Richard H. Stowe ! ! ! 2e. Cora M. Tellez ! For address changes/comments, mark here. (see reverse for instructions) Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and the HMS Holdings Corp. 2012 Annual Report on Form 10-K are available at www.proxyvote.com. M60388-TBD HMS HOLDINGS CORP. Annual Meeting of Shareholders July 10, 2013 This proxy is solicited by the Board of Directors The shareholder(s) whose signature(s) appear(s) on the reverse side, hereby appoint(s) William C. Lucia and Walter D. Hosp, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HMS HOLDINGS CORP. that the shareholder(s) whose signature(s) appear(s) on the reverse side is/are entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, CDT on Wednesday, July 10, 2013, at the Marriott Dallas Las Colinas, 223 W Las Colinas Blvd., Irving, TX 75039, and any adjournment or postponement thereof. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS: FOR ALL DIRECTOR NOMINEES AND FOR PROPOSALS 1, 3 AND 4. IN THEIR DISCRETION, THE PROXIES ARE ALSO AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS CARD WILL ALSO BE USED TO PROVIDE VOTING INSTRUCTIONS TO FIDELITY INVESTMENTS FOR ANY SHARES OF THE COMPANY'S COMMON STOCK HELD IN THE COMPANY'S 401(K) PLAN ON THE RECORD DATE, AS SET FORTH IN THE NOTICE OF 2013 ANNUAL MEETING AND PROXY STATEMENT. Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side